UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

IMAX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X ]	No fee required
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMAX Corporation 902 Broadway, 20th Floor New York, New York, U.S.A. 10010

April 26, 2023

Dear Fellow Shareholders:

With the historic release of “Avatar: The Way of Water” and the sweeping reopening of China, 2022 concluded with a true, worldwide return to moviegoing. IMAX was at the vanguard — capturing its largest share of both global and domestic box office for the year. We continue to demonstrate leadership and resilience within the global film industry thanks to our brand, unique technology, business model, and our ever-evolving platform.

We’ve only grown our momentum early in 2023, driving strong global box office, and a marked increase in system sales activity that we expect to continue through the year.

It's clear that demand for moviegoing is strong worldwide. “Avatar: The Way of Water” is now the highest-grossing first-run IMAX release of all time with more than $250 million in global box office, and the number-one IMAX release of all time in 48 different markets worldwide. China — a market that underperformed in 2022 due to COVID-related theatre closures — roared back to life with the recent record-breaking 2023 Chinese New Year film slate for IMAX.

Our film slate for 2023 is the strongest and most consistent it’s been in years, featuring new entries to the successful Marvel and DC franchises, along with sequels to some of the best known and commercially successful franchises ever, including: “Mission Impossible”, “Fast and the Furious”, “Transformers”, and “Indiana Jones”. Our technology is being embraced by more of the world’s top filmmakers than ever, and two of our most successful collaborators return to the big screen this year; Christopher Nolan with “Oppenheimer” and Denis Villeneuve with “Dune: Part Two”.

Our local language film strategy — which has yielded global hits across Japan, India, South Korea, and China — and was a meaningful contributor to our film slate in 2022 with 36 films which compares to 18 in 2019. This will continue to be a focus in 2023 with 30 to 40 local language releases scheduled around the world. We’re already off to a great start, with recent release “The Wandering Earth 2” in China taking the crown as our highest-grossing local language film of all time. We believe this local language strategy will also be a catalyst for network growth in regions where we see opportunity.

We also continue to advance our long-term IMAX 3.0 strategy to expand our brand and technology across new platforms and experiences. Our acquisition of SSIMWAVE Inc. in 2022 is yielding advances in the field of high-quality video streaming optimization and expected to unlock new areas of value for a range of clients across different content types. We continue to test our IMAX LIVE initiative, and we hit our goal in 2022 with more than 250 connected IMAX systems across 27 countries worldwide.

Overall, the year ahead holds great promise for IMAX, and we are focused on growing and evolving our global business while delivering strong returns for our shareholders. I invite you to attend our 2023 Annual Meeting, scheduled to be on June 8, 2023 via live audio webcast. Shareholders will be asked to vote on several proposals, details of which are set forth in the accompanying Notice of Annual Meeting and Proxy Circular and Proxy Statement.

Your vote is important, and we encourage you to ensure your shares are represented. You may vote by completing and returning the accompanying Form of Proxy. You may also vote online or by phone. Please refer to the Proxy Circular and Proxy Statement for instructions and additional details.

I look forward to meeting with you.

Sincerely,

/s/ Richard L. Gelfond

Richard L. Gelfond

CEO, IMAX Corporation

IMAX Corporation 902 Broadway, 20th Floor New York, New York, U.S.A. 10010	April 26, 2023

NOTICE of ANNUAL and SPECIAL MEETING of SHAREHOLDERS

to be held on

Thursday, June 8, 2023

NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders of IMAX Corporation (the “Company”) will be conducted as a virtual meeting via live audio webcast at: meetnow.global/M59PVYF on Thursday, June 8, 2023 at 10:00 a.m. (Eastern Time) (the “Meeting”), for the following purposes:

(1)
to receive the consolidated financial statements for the fiscal year ended December 31, 2022, together with the auditors’ report thereon;
(2)
to elect the ten individuals nominated to serve as directors until the close of the next annual meeting of shareholders or until their successors are elected or appointed;
(3)
to appoint auditors and authorize the directors to fix the auditors’ remuneration;
(4)
to conduct an advisory vote on the compensation of the Company’s Named Executive Officers;
(5)
to conduct an advisory vote on the frequency of future advisory votes on the Company's executive compensation;
(6)
to confirm amendments to the Amended and Restated By-Law No. 1 of the Company;
(7)
to approve amendments to the Second Amended and Restated Long-Term Incentive Plan of the Company; and
(8)
to transact such other business as may properly be brought before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Circular and Proxy Statement accompanying this Notice of Annual and Special Meeting of Shareholders.

Only shareholders of record as of the close of business on April 10, 2023 are entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

/s/ Kenneth I. Weissman

KENNETH I. WEISSMAN

Deputy General Counsel & Corporate Secretary

Registered shareholders and duly appointed proxyholders will be able to attend the Meeting, ask questions and vote, all in real time, by going to meetnow.global/M59PVYF, provided they are connected to the Internet and comply with all of the requirements set out in the Proxy Circular and Proxy Statement accompanying this Notice of Annual and Special Meeting of Shareholders. Responses to questions received during the Meeting will be provided in a format that is accessible by all meeting attendees. Beneficial shareholders who have not duly appointed themselves as a proxyholder will be able to attend the Meeting as guests provided they are connected to the Internet. Guests will be able to listen to the meeting, but will not be able to vote or submit questions at the Meeting.

Shareholders who wish to appoint a person other than the management nominees identified in the accompanying Form of Proxy or Voting Instruction Form (including beneficial shareholders who wish to appoint themselves to attend) must carefully follow the instructions in the accompanying Proxy Circular and Proxy Statement and on their Form of Proxy or Voting Instruction Form. These instructions include the additional step of registering such proxyholder with our transfer agent, Computershare Investor Services Inc., after submitting their Form of Proxy or Voting Instruction Form. Failure to register the proxyholder with our transfer agent will result in the proxyholder not receiving an invite code to participate and vote at the Meeting and only being able to attend as a guest.

1

YOUR VOTE IS IMPORTANT.

Shareholders who are unable to attend the Meeting online are requested to complete and return the accompanying Form of Proxy in the envelope provided for that purpose. Proxies must be deposited with Computershare Investor Services Inc., c/o Proxy Unit, 100 University Avenue, 8th Floor, Toronto, Ontario, Canada, M5J 2Y1 or at the Company’s address noted above on or before 10:00 a.m. (Eastern Time) on Tuesday, June 6, 2023. Shareholders may also vote in advance of the Meeting by following the instructions for voting by telephone or over the Internet in the accompanying Proxy Circular and Proxy Statement.

2

PROXY CIRCULAR

AND

PROXY STATEMENT

IMAX CORPORATION

902 Broadway, 20th Floor, New York, New York, U.S.A. 10010

tel: 212-821-0100

www.imax.com

(i)

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks, market share, technology transitions, strategies and financial performance, our development of new products, technologies and capabilities, and other statements that are not historical fact, and actual results could differ materially. Risk factors that could cause actual results to differ are set forth in the “Risk Factors” section of, and elsewhere in, our annual report for the fiscal year ended December 31, 2022 on Form 10-K and other filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and the Company undertakes no obligation to update any such statements.

(ii)

IMAX Corporation

902 Broadway, 20th Floor

New York, New York, U.S.A. 10010

GENERAL INFORMATION

This Proxy Circular and Proxy Statement (the “Circular”) is furnished in connection with the solicitation by the management of IMAX Corporation (the “Company,” “we” or “us”) of proxies to be used at our Annual and Special Meeting of Shareholders, which will be conducted as a virtual meeting to be held via live audio webcast online at: meetnow.global/M59PVYF on Thursday, June 8, 2023 at 10:00 a.m. (Eastern Time) (the “Meeting”), or at any continuation, postponement or adjournment thereof.

The Notice of Annual and Special Meeting of Shareholders, the Circular and the form of proxy (the “Form of Proxy”) are intended to be released on or about April 26, 2023 to holders of our common shares, no par value (the “Common Shares”).

Registered shareholders and duly appointed proxyholders who participate in the Meeting online will be able to listen to the Meeting, ask questions and vote, all in real time, provided they are connected to the Internet and comply with all the requirements set out below under “Voting at the Meeting.” Beneficial holders who have not duly appointed themselves as proxyholders may still attend the Meeting as guests, provided they are connected to the Internet. Guests will be able to listen to the Meeting but will not be able to vote or submit questions at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual and Special Meeting to be held on June 8, 2023

Pursuant to the requirement promulgated by the United States Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a Form of Proxy or Voting Instruction Form. You are encouraged to access and review all of the important information contained in the proxy materials before submitting a proxy or voting at the Meeting.

The definitive proxy materials will also be available on the Internet at http://www.imax.com/Proxy.

Regardless of the number of Common Shares you hold, your role as a shareholder is very important, and the Board of Directors strongly encourages you to exercise your right to vote.

INFORMATION ON VOTING

Who Can Vote?

The Board of Directors has fixed April 10, 2023 as the record date for the Meeting. As of April 10, 2023, we had 54,589,933 Common Shares issued and outstanding. You are entitled to vote at the Meeting if you were a holder of record of Common Shares as of the close of business on April 10, 2023. You are entitled to one vote on each proposal for each Common Share you held on the record date. The holders of record of Common Shares are entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Company.

None of our shareholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Meeting.

Difference Between a Shareholder of Record and a Beneficial Holder

If your Common Shares are registered directly in your name on a share certificate or a direct registration system statement, you are considered the shareholder of record with respect to those Common Shares. If you are a shareholder of record, you will receive a Form of Proxy for this Meeting.

If your Common Shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those Common Shares. However, you are still considered the beneficial owner of those Common Shares, and your Common Shares are said to be held in “street name.” Beneficial holders generally cannot submit a proxy or vote their Common Shares directly and must instead instruct the broker, bank, trust or other nominee on how to vote their Common Shares using the methods described below in “Voting by Beneficial Holders” on page 4.

VOTING IN ADVANCE OF THE MEETING

SHAREHOLDERS OF RECORD

The following instructions for voting before the Meeting are for shareholders of record only. If you are a beneficial holder (meaning that your Common Shares are held in “street name”), please follow your broker’s instructions on how to vote your Common Shares. See the description in “Voting by Beneficial Holders” on page 4.

Voting in Person

See below under “Voting at the Meeting” on page 5.

Voting by Proxy

If you are a shareholder of record but do not plan to attend the Meeting, you may vote by proxy. There are three ways to vote by proxy.

Mail – You may vote by completing, dating and signing the enclosed Form of Proxy and promptly returning it, in the pre-addressed envelope provided to you, to Computershare Investor Services Inc. (“Computershare”), for receipt no later than 10:00 a.m. (Eastern Time) on Tuesday, June 6, 2023, or on the second to last business day prior to any postponed or adjourned meeting.

Telephone – You may vote by telephone from within the United States or Canada by calling the toll-free number shown on the Form of Proxy no later than 10:00 a.m. (Eastern Time) Tuesday, June 6, 2023, or on the second to last business day prior to any postponed or adjourned meeting. Please refer to the holder account number and 15-digit control number provided on the Form of Proxy.

Internet – You may vote over the Internet by following the login and voting procedures described on the Form of Proxy. Please refer to the holder account number and 15- digit control number provided on the Form of Proxy. Detailed voting instructions will then be provided via the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time until 10:00 a.m. (Eastern Time) on Tuesday, June 6, 2023, or on the second to last business day prior to any postponed or adjourned meeting.

The Internet voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to vote their Common Shares and to confirm that shareholders’ votes have been recorded properly. Shareholders who submit a proxy through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from Internet service providers, and that these costs must be borne by the shareholder. Also, please be aware that we are not involved in the operation of the Internet voting procedure and cannot take responsibility for any access or Internet service interruptions that may occur or any inaccuracies or erroneous or incomplete information that may appear.

If you are using a 15-digit control number to login to the Meeting and you accept the terms and conditions, you will be provided the opportunity to vote by online ballot on the matters put forth at the Meeting. Your previously submitted proxies will be revoked if you vote on the online ballot at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not vote on the online ballot at the Meeting.

What is a Proxy?

A proxy is a document that authorizes another person to attend the Meeting and cast votes on behalf of a shareholder of record at the Meeting. If you are a shareholder of record, you can use the accompanying Form of Proxy. You may also use any other legal form of proxy.

How do you Appoint a Proxyholder?

Your proxyholder is the person you appoint to cast your votes for you at the Meeting. The persons named in the enclosed Form of Proxy are directors and officers of the Company. You have the right to appoint one of the persons designated as proxyholders in the accompanying Form of Proxy. In the alternative, you have the right to appoint any other person, who need not be a shareholder of the Company, to attend and act on your behalf at the Meeting, and such right may be exercised by inserting such person’s name in the blank space provided in the enclosed Form of Proxy or by completing another proper form of proxy. The additional registration step outlined below under “Voting at the Meeting” must also be followed.

Your proxy authorizes the proxyholder to vote and otherwise act for you at the Meeting, including any continuation of the Meeting if it is adjourned.

How will a Proxyholder Vote?

If you mark on the proxy how you want to vote on a particular issue (by checking FOR, AGAINST, WITHHOLD, or ABSTAIN), your proxyholder must cast your votes as instructed. If you vote “WITHHOLD” on the proxy it is the equivalent to voting “ABSTAIN,” and you will be abstaining from voting, though you will be treated as present for the purposes of determining a quorum.

The person appointed as proxyholder has discretionary authority and may vote the Common Shares represented thereby as such person considers best with respect to amendments or variations to matters identified in the Notice of Annual and Special Meeting, and with respect to any other matter which may properly come before the Meeting. As of the date of this Circular, we are not aware of any such amendment, variation or other matter proposed or likely to come before the Meeting. If any amendments are proposed to these matters, or if any other matters properly arise at the Meeting, your proxyholder can generally vote your Common Shares as the proxyholder sees fit.

If you do NOT mark on the proxy how you intend to vote on a particular matter, your proxyholder is entitled to vote your Common Shares as the proxyholder sees fit. If your proxy does not specify how you intend to vote on any particular matter, and if you have authorized a director or officer of the Company to act as your proxyholder, your Common Shares will be voted at the Meeting as follows:

•
FOR the election of the ten nominees for the Board of Directors named in this Circular as directors;
•
FOR the appointment of PricewaterhouseCoopers LLP as our independent auditors and authorizing the directors to fix the auditors’ remuneration;
•
FOR the approval, on an advisory basis, of the compensation of our Named Executive Officers;
•
FOR "ONE YEAR" as the frequency of future advisory votes on executive compensation to be held once every year;
•
FOR the confirmation of amendments to the Amended and Restated By-Law No. 1 of the Company; and
•
FOR the approval of amendments to the Second Amended and Restated Long-Term Incentive Plan of the Company.

For more information about these matters, please see “Item No. 1 - Election of Directors” on page 9, “Item No. 2 - Appointment of Auditors” on page 15, “Item No. 3 – Advisory Vote on Named Executive Officer Compensation” on page 16, "Item No. 4 - Frequency of Future Advisory Votes on Executive Compensation" on page 19, "Item No. 5 - Confirmation of Amendments to the Amended and Restated By-Law No. 1" on page 20, and "Item No. 6 - Approval of Amendments to the Second Amended and Restated Long-Term Incentive Plan" on page 21.

How do you Revoke your Proxy?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the Meeting by depositing an instrument in writing (including another proxy) executed by the shareholder or the shareholder’s attorney authorized in writing: (i) at IMAX Corporation at 2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1, Attention: Corporate Secretary, at any time up to and including 10:00 a.m. (Eastern Time) on the last business day prior to the date of the Meeting or any adjournment or postponement thereof; or (ii) in any other manner permitted by law. If you revoke your proxy and do not replace it with another form of proxy that has been properly deposited, you may still vote Common Shares registered in your name at the Meeting. If you are using a 15-digit control number to login to the Meeting and you accept the terms and conditions, you will be provided the opportunity to vote by online ballot on the matters put forth at the Meeting. Your previously submitted proxies will be revoked if you vote on the online ballot at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not vote on the online ballot at the Meeting.

Confidentiality of Voting

Computershare counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless:

•
there is a proxy contest;
•
the proxy contains comments clearly intended for management; or
•
it is necessary to determine a proxy’s validity or to enable management and/or the Board of Directors to meet their legal obligations to shareholders or to discharge their legal duties to the Company.

Solicitation of Proxies

While we intend to solicit most proxies by mail, some proxies may be solicited by telephone or other personal contact by our directors, officers or employees. Directors, officers and employees will not receive any additional compensation for such activity. We will, upon request, pay brokers and certain other persons who hold our Common Shares for others their reasonable expenses for sending proxy materials to the beneficial owners of our Common Shares. The cost of solicitation will be borne by us. While we have chosen not to engage the services of a proxy solicitor to aid in the solicitation of proxies and verify records relating to the solicitation at this time, should we decide to do so, we will bear all costs of such solicitation.

VOTING BY BENEFICIAL HOLDERS

For beneficial holders of our Common Shares, copies of this solicitation have been distributed to your broker, bank or other intermediary who are required to deliver them to, and seek voting instructions from, beneficial holders (meaning shareholders who hold Common Shares in “street name”). Intermediaries often use a service company such as Broadridge Investor Communications (“Broadridge”) to forward meeting materials to beneficial holders. If you are a beneficial holder, you can vote your Common Shares at the Meeting through your intermediary by following the instructions your intermediary provides to you. As a beneficial holder, while you are invited to attend the Meeting, you will not be entitled to vote at the Meeting unless you make the necessary arrangements with your intermediary to do so, in addition, if applicable, to following the procedures set out below under “Voting at the Meeting” on page 5.

For the purposes of Canadian securities laws, beneficial holders fall into two categories – those who object to their identity being made known to the issuers of securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“NOBOs”). Subject to the provisions of Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, issuers may request and obtain a list of their NOBOs from intermediaries and may use the NOBO list in connection with any matters relating to the affairs of the issuer, including the distribution of proxy-related materials directly to NOBOs. We are not sending Meeting materials directly to NOBOs; instead, we use and pay intermediaries and agents to send the Meeting materials.

Voting Through an Intermediary

As a beneficial holder, you will be given a Voting Instruction Form by your intermediary, which must be submitted in accordance with the instructions provided by the intermediary. You must follow the intermediary’s instructions (which allow the completion of the Voting Instruction Form by mail, telephone or Internet). Occasionally, as a beneficial holder you may be given a form of proxy that has been signed by the intermediary and which is restricted to the number of Common Shares owned by you as the beneficial holder but that is otherwise not completed. This form of proxy does not need to be signed by you. In this case, you can complete the form of proxy and vote by following the instructions provided by the intermediary.

Mail – You may vote by completing, dating and signing the Voting Instruction Form and promptly returning it in the pre-addressed envelope provided to you for receipt by no later than 10:00 a.m. (Eastern Time) on Monday, June 5, 2023, or on the third to last business day prior to any postponed or adjourned meeting.

Telephone – You may vote by telephone from within the United States or Canada by calling the toll-free number shown on the Voting Instruction Form no later than 10:00 a.m. (Eastern Time) on Monday, June 5, 2023, or on the third to last business day prior to any postponed or adjourned meeting. Please refer to the 15-digit control number provided on the Voting Instruction Form.

Internet – If your intermediary is registered with Broadridge, you may vote over the Internet by following the login and voting instructions on your Voting Instruction Form no later than 10:00 a.m. (Eastern Time) on Monday, June 5, 2023, or on the third to last business day prior to any postponed or adjourned meeting. Please refer to the 15-digit control number provided on the Voting Instruction Form.

U.S. Householding

Some brokers, banks or other intermediaries may be participating in the practice of “householding” proxy circulars and annual reports. This means that only one copy of the Circular and the annual report may have been sent to multiple shareholders in the same household. Each shareholder will continue to receive a separate Voting Instruction Form. We will promptly deliver a separate copy of either document to you if you request one by writing or calling as follows: IMAX Corporation, 902 Broadway, Floor 20, New York, New York, USA 10010, Attention: Investor Relations, 212-821-0100. If you would like to receive separate copies of the proxy circular and proxy statement and the annual report in the future, or if you are receiving multiple copies and want to receive only one copy for your household, you should contact your intermediary.

Information for U.S. Beneficial Holders

If you are a United States (“U.S.”) beneficial holder with an intermediary, you must instruct your U.S. intermediary how to vote your Common Shares. If you do not provide voting instructions, your Common Shares will not be voted on any proposal on which the U.S.

intermediary does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your Common Shares as being present at the Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required.

If you do not mark on the Voting Instruction Form how you intend to vote on a particular matter, your broker is entitled to vote your Common Shares as the broker sees fit with respect to “routine” matters such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors. However, your intermediary does not have discretionary authority to vote on the election of the nominees for the Board of Directors named in this Circular as directors, on the advisory vote on Named Executive Officer compensation, on the advisory vote on frequency of future advisory votes on executive compensation, on the confirmation of amendments to the Amended and Restated By-Law No. 1, on the approval of amendments to the Second Amended and Restated Long-Term Incentive Plan, or with respect to other matters which may properly be brought before the Meeting, if your proxy does not specify how you intend to vote on those particular matters. Accordingly, if you are a U.S. beneficial holder, it is particularly important that you instruct your U.S. intermediary how you wish to vote your Common Shares on each matter.

VOTING AT THE MEETING

General

Shareholders of record may vote at the Meeting by completing a ballot online during the Meeting, as further described below under “How Do I Attend and Participate at the Meeting?” on page 6.

Beneficial holders who have not duly appointed themselves as proxyholder and do not have a 15-digit control number or an invite code will not be able to vote or submit questions at the Meeting but will be able to listen to the Meeting. This is because the Company and Computershare do not have a record of the beneficial holders, and, as a result, will have no knowledge of your shareholdings or entitlement to vote unless you appoint yourself as proxyholder.

If you are a beneficial holder and wish to vote at the Meeting, you must appoint yourself as proxyholder by inserting your own name in the space provided on the Voting Instruction Form sent to you and you must follow all of the applicable instructions, including the deadline, provided by your Intermediary. See “Appointment of a Third Party as Proxy” and “How Do I Attend and Participate at the Meeting?” below.

If you are a U.S. beneficial holder, to attend and vote at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. After first obtaining a valid legal proxy from your broker, bank or other agent, you must submit a copy of your legal proxy to Computershare in order to register to attend the meeting. Requests for registration should be directed by mail to the attention of Computershare at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1 or by email at USLegalProxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than Monday, June 5, 2023 by 10:00 a.m. (Eastern Time). You will receive a confirmation of your registration by email after Computershare receives your registration materials. You may attend the virtual meeting and vote your shares at meetnow.global/M59PVYF during the Meeting. Please note that you are required to register your appointment at https://www.computershare.com/IMAX.

Appointment of a Third Party as Proxy

The following applies to shareholders who wish to appoint someone as their proxyholder other than the management nominees named in the Form of Proxy or Voting Instruction Form. This includes beneficial holders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint someone other than the management nominees as their proxyholder to attend and participate at the Meeting as their proxy and vote their Common Shares MUST submit their Form of Proxy or Voting Instruction Form, as applicable, appointing that person as proxyholder prior to registering their proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your Form of Proxy or Voting Instruction Form. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving an invite code to participate in the Meeting and only being able to attend as a guest.

Step 1: Submit your Form of Proxy or Voting Instruction Form

To appoint someone other than the management nominees as proxyholder, insert that person’s name in the blank space provided in the Form of Proxy or Voting Instruction Form (if permitted) and follow the instructions for submitting such Form of Proxy or Voting Instruction Form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your Form of Proxy or Voting Instruction Form.

If you are a beneficial holder and wish to vote at the Meeting, you have to insert your own name in the space provided on the Voting Instruction Form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described below. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions below under the heading “How Do I Attend and Participate at the Meeting?”.

Step 2: Register your proxyholder

To register a third party proxyholder, shareholders must visit http://www.computershare.com/IMAX by 10:00 a.m. (Eastern Time) on Monday, June 5, 2023 and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with an invite code via email to participate in the Meeting. Without an invite code, proxyholders will not be able to vote at the Meeting but will only be able to attend as a guest.

How Do I Attend and Participate at the Meeting?

The Company is holding the Meeting in a virtual-only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person.

Attending the Meeting online enables shareholders of record and duly appointed proxyholders, including beneficial holders who have duly appointed themselves as proxyholder, to vote at the Meeting and ask questions at the appropriate times during the Meeting, all in real time. In order to participate online, shareholders must have a valid 15-digit control number and duly appointed proxyholders must have received an email from Computershare containing an invite code. A shareholder of record or a duly appointed proxyholder will appear on a list of proxyholders prepared by Computershare, who is appointed to review and tabulate proxies for this Meeting. To be able to vote their shares at the Meeting, each shareholder of record or duly appointed proxyholder will be required to enter their 15-digit control number or invite code provided by Computershare at meetnow.global/M59PVYF prior to the start of the meeting.

Log in online at: meetnow.global/M59PVYF on your smartphone, tablet or computer. You will need the latest version of Chrome, Safari, Edge or Firefox. We recommend that you log in at least 15 minutes before the Meeting starts.

If you are a shareholder of record, click “Shareholder” and then enter your 15-digit control number, which is the control number located on your Form of Proxy or in the email notification you received from Computershare.

OR

If you are a duly appointed proxyholder click “Invitation” and then enter the invite code that was provided to you by Computershare. In order to be a duly appointed proxyholder, the proxyholder must be registered as described in “Appointment of a Third Party as Proxy” above.

If you are a beneficial holder and have not appointed yourself as a proxyholder (as described above), click “Guest” and then complete the online form. Guests can listen to the Meeting but are not able to vote or submit questions.

The virtual meeting platform is fully supported across most commonly used web browsers (note: Internet Explorer is not a supported browser). If you attend the Meeting, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedures outlined above.

If you are using a 15-digit control number to login to the Meeting and you accept the terms and conditions, you will be provided the opportunity to vote by online ballot on the matters put forth at the Meeting. Your previously submitted proxies will be revoked if you vote on the online ballot at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not vote on the online ballot at the Meeting. Responses to questions received during the Meeting will be provided in a format that is accessible by all Meeting attendees.

VOTING REQUIREMENTS TO APPROVE MATTERS TO BE DISCUSSED AT THE 2023 ANNUAL AND SPECIAL MEETING

Item No.	Vote Required	Broker Discretionary Voting Allowed
1. Election of the Ten Nominees for the Board of Directors	Majority of Votes Cast at the Meeting	No
2. Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors	Majority of Votes Cast at the Meeting	Yes
3. Advisory Vote on Named Executive Officer Compensation	Majority of Votes Cast at the Meeting	No
4. Advisory Vote on Frequency of Future Advisory Vote on Executive Compensation	We will review the frequency receiving the greater number of votes as the frequency favored by shareholders	No
5. Confirmation of Amendments to Amended and Restated By-Law No. 1	Majority of Votes Cast at the Meeting	No
6. Approval of the Second Amended and Restated Long-Term Incentive Plan	Majority of Votes Cast at the Meeting	No

Withheld/Abstentions or broker non-votes are counted for purposes of establishing a quorum, but they are not counted as votes cast for or against a proposal.

Quorum

The Meeting requires a quorum, which for the purposes of the Meeting means:

•
at least two persons present or connected by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the Meeting, each being a shareholder entitled to vote at the Meeting or a duly appointed proxyholder for a shareholder; and
•
persons owning or representing by proxy not less than 33⅓% of the total number of Common Shares entitled to vote at the Meeting.

As of April 10, 2023, we had 54,589,933 Common Shares issued and outstanding, each carrying the right to one vote at all meetings of our shareholders.

PROCEDURE FOR CONSIDERING SHAREHOLDER PROPOSALS FOR OUR 2024 ANNUAL MEETING

IMAX is subject to both the rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the provisions of the Canada Business Corporations Act ("CBCA") with respect to shareholder proposals. To be included in next year’s proxy circular and proxy statement, a shareholder proposal must comply with the Exchange Act and the CBCA.

Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2024 Annual Meeting of Shareholders must submit their proposals to the Corporate Secretary of the Company by December 28, 2023, and must otherwise comply with the requirements of Rule 14a-8. Under the CBCA, shareholders who wish to present proposals for inclusion in the proxy materials to be distributed by the Company in connection with our 2024 Annual Meeting must submit their proposals between January 10, 2024 and March 10, 2024. A proposal submitted to the Corporate Secretary should be submitted in writing to IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1, Attention: Corporate Secretary.

A shareholder wishing to nominate an individual to be a director, other than pursuant to a shareholder proposal, is required to comply with the advance notice procedures set forth in the Second Amended and Restated By-Law No. 1 of the Company. See “Nomination Process” on page 80.

SHAREHOLDER COMMUNICATION

Shareholders or other interested parties wishing to communicate with the Board of Directors, or any individual director, may do so by sending a written communication to IMAX Corporation, 902 Broadway, Floor 20, New York, New York, USA 10010, addressed to the Board of Directors or any individual director, Attention: Corporate Secretary. The Secretary forwards all such communications to the Board of Directors.

FINANCIAL STATEMENTS AND AUDITORS’ REPORT

The Board of Directors will submit to the shareholders at the Meeting the consolidated financial statements for the fiscal year ended December 31, 2022, and the auditors’ report thereon. A copy of these financial statements and the auditors’ report are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), which is being mailed to our shareholders together with this Circular.

MATTERS TO BE CONSIDERED AT THE 2023 ANNUAL AND SPECIAL MEETING

BOARD OF DIRECTORS’ RECOMMENDATIONS FOR YOUR VOTE

The following is a summary of matters to be considered at the Meeting together with the Board of Directors’ unanimous recommendations for your votes.

Item No.	Board Recommendation
1. Election of the Ten Nominees for the Board of Directors	FOR
2. Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditors	FOR
3. Advisory Vote on Named Executive Officer Compensation	FOR
4. Advisory Vote on Frequency of Future Advisory Vote on Executive Compensation	ONE YEAR
5. Confirmation of Amendments to Amended and Restated By-Law No. 1	FOR
6. Approval of the Second Amended and Restated Long-Term Incentive Plan	FOR

Item No. 1 - ELECTION OF DIRECTORS

Our articles provide that the Board of Directors may be comprised of a minimum of one and a maximum of 15 directors, with the actual number determined from time to time by resolution of the Board of Directors. As of the date of this Circular, the size of the Board of Directors has been set at ten directors.

The Board of Directors is currently composed of Gail Berman, Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillan, Steve Pamon, Dana Settle, Darren Throop, and Jennifer Wong. The term of each director will expire at the Meeting. Upon the recommendation of the Governance Committee, our Board of Directors has nominated the ten individuals identified on the following pages 10-14 for election at the Meeting. All of the nominees are currently serving as our directors. Shareholders are not permitted to vote for more than ten nominees.

Nominees for Election

Shareholders who wish to have the Board of Directors consider the nomination of any person for director at the 2024 Annual Meeting of Shareholders should communicate with the Corporate Secretary. See the description in “Nomination Process” on page 80 for more information.

At the Meeting, shareholders will be asked to approve the election of directors by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favor of the resolution. Effective August 31, 2022, the CBCA was amended to require majority voting for individual nominees in elections where there is only one candidate nominated for each position available on the Board of Directors (an uncontested election). The CBCA now provides that shareholders will be allowed to vote “for” or “against” each nominee for the Board of Directors (as opposed to “for” or “withhold”/“abstain”) and, each nominee will be elected only if the number of votes cast in their favor represents a majority of the votes cast for and against them at the Meeting. However, the CBCA also provides for a transitional period for any incumbent director who is not re-elected at the Meeting as a result of not receiving a majority of the votes in their favor, which permits such director to continue in office until the earlier of: (a) the 90th day after the day of the election; and (b) the day on which their successor is appointed or elected.

In the absence of any instruction on the accompanying Form of Proxy, it is the intention of the persons named by management in the Form of Proxy to vote the Common Shares represented by the proxy in favor of the resolution. If any of the nominees is for any reason unable to serve as a director, proxies in favor of management will be voted for another nominee in their discretion.

The Board of Directors unanimously recommends a vote FOR the election of each of these nominees as directors.

The nominees for election as directors have indicated to us that they will serve if elected. Each director elected will hold office until the earlier of the close of the 2024 Annual Meeting of Shareholders, until his or her successor is elected or appointed, or until the date of his or her resignation or termination.

The following section lists certain information concerning the persons to be nominated for election to our Board of Directors.

Nominees for Election as Directors for the Term Expiring in 2024

RICHARD L. GELFOND Director (since March 1994) and Chief Executive Officer Age: 67 New York, New York, U.S.A.

Richard Gelfond has been sole Chief Executive Officer of the Company since April 2009. Mr. Gelfond served as Co-Chairman of the Company with Mr. Bradley Wechsler from June 1999 to March 2009 and served as Co-Chief Executive Officer with Mr. Wechsler from May 1996 to March 2009. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr. Gelfond has also been the Chairman and Non-Executive Director of the Company’s subsidiary, IMAX China Holding, Inc., since May 27, 2015, and has been a director of IMAX China Holding, Inc. since 2010.

Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., which is affiliated with Stony Brook University. He is also a member of the Academy of Motion Picture Arts and Sciences. Mr. Gelfond serves on the International Advisory Board of the Turkana Basin Institute, a non-profit initiative focusing on field research in the Lake Turkana Basin of Kenya. Mr. Gelfond served as the Chairman of the Columbia Shuttle Memorial Trust Steering Committee, which was established in co-operation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

Key Skills and Experience:

Mr. Gelfond’s long service as Chief Executive Officer of the Company, as well as his marketing, financial, legal and capital markets expertise, combined with his extensive knowledge of the business, operations and domestic and international markets of the Company and his formidable relationships with studios, exhibitors, directors, talent, and other partners and stakeholders of the Company, are valuable assets to the Board.

DARREN THROOP Chairman of the Board of Directors (since June 2021) and Director (since June 2015) Age: 58 Toronto, Ontario, Canada

Darren Throop has over 20 years of executive management experience in the entertainment industry. From 1999 to 2003, Mr. Throop was CEO of Records on Wheels, and prior to that, Mr. Throop owned and operated Canadian music retail chain Urban Sound Exchange. He has served as President and CEO of Entertainment One, Ltd. (eOne), a leading entertainment company that specializes in the production and distribution of film, television and family content, from July 2003 to December 2022. In December 2020, Mr. Throop joined diversified play and entertainment company Hasbro, Inc., through its acquisition of eOne. Mr. Throop led eOne as its President & CEO and he was also an executive officer of Hasbro Inc. until 2022. He served on the Board of Directors of eOne from 2003 to 2020.

Mr. Throop was appointed to The Order of Canada in 2020 for his innovative leadership in the entertainment and film industry. He is a member of the International Academy of Motion Pictures Arts & Sciences and has been inducted into the Canadian Music Hall of Fame, and was recognized as Entrepreneur of the Year by Grant Thornton.

Key Skills and Experience:

Mr. Throop’s experience in the growth of an entrepreneurial and international entertainment and content brand company which is engaged in television, film and music production, distribution, merchandising and licensing further strengthens the Board’s expertise in these areas.

GAIL BERMAN Director (since March 2023) Age: 66 Pacific Palisades, California, U.S.A.

Gail Berman founded The Jackal Group, a content production studio creating scripted and unscripted television, feature films, and commercial theatre, in 2014 and has been the Chairman and the Chief Executive Officer of The Jackal Group from 2014 to 2018 and from 2020 to present. From 2019 to 2020, Ms. Berman served as the Chairperson and Chief Executive Officer of Sidecar Content Accelerator, an in-house production studio for Fox Entertainment. Ms. Berman also co-founded BermanBraun, a media company, in 2014. Her previous positions include President of Paramount Pictures (2005-2007), Entertainment President of Fox Broadcasting (2000-2005), and President of Regency Television (1998-2000).

Ms. Berman serves on the Board of Directors of the Center Theatre Group, a Los Angeles’ non-profit theatre company, and as President of the Producers Guild of America. She is a member of the Academy of Motion Picture Arts and Sciences and the Television Academy.

Key Skills and Experience:

Ms. Berman’s extensive experience in the entertainment industry and the operation of an entrepreneurial content production company further strengthens the Board’s expertise in these areas and brings a valuable perspective in the live events initiatives.

ERIC A. DEMIRIAN Director (since September 2010) Age: 64 Toronto, Ontario, Canada Committee Memberships: Audit Committee (Chair)

Eric Demirian has been President of Parklea Capital Inc., a boutique financial advisory and strategy firm, since 2003, and is President of Demicap Inc., a private investment firm. Prior to Mr. Demirian’s position at Parklea Capital, he held the position of Executive Vice President of Group Telecom, Inc. from 2000 to 2003. Mr. Demirian’s previous positions include partner and head of Information and Communication Practice at PricewaterhouseCoopers (1983 - 2000).

Mr. Demirian serves as non-executive Chair of the Board of Directors of Descartes Systems Group. He also serves on the board of Enghouse Systems Ltd. Mr. Demirian has served on the boards of numerous public and private companies. Mr. Demirian has previously served as a member of the Advisory Council for the School of Accounting & Finance at Ted Rogers School of Management at Ryerson University (renamed Toronto Metropolitan University in 2022), advisor to the Accounting Standards Board of CPA (Canada) and as Director and Treasurer for the Parkinson Foundation of Canada. He is a Chartered Professional Accountant and holds a Bachelor of Business Management from Toronto Metropolitan University.

Key Skills and Experience:

Mr. Demirian’s accounting experience combined with his substantial business and transaction experience makes him well suited to assist the Board in its assessment of financial and accounting matters. With his strong financial background, Mr. Demirian meets the SEC definition of an Audit Committee financial expert.

KEVIN DOUGLAS Director (since October 2016) Age: 60 Greenbrae, California, U.S.A. Committee Memberships: Compensation Committee (Chair)

Kevin Douglas has been the Chairman and Founder of Douglas Telecommunications, a family investment office through which Mr. Douglas manages the Douglas family investment portfolio since 1995. Prior to Douglas Telecommunications, he was Chairman of the Board at Rural Cellular Management Corporation. Mr. Douglas has served on the Board of Quantum Fuel Systems, LLC, since 2018. Mr. Douglas also has served on the board of KSR International Co. since 1985 and was formerly on the board of Stamps.com from 2003 to 2009. Mr. Douglas is IMAX Corporation’s largest individual investor and has been a shareholder since 2007. In 2014, the Company partnered with Mr. Douglas and his spouse, Michelle Douglas, to donate an IMAX® theatre to the University of Southern California’s School of Cinematic Arts. The Michelle and Kevin Douglas IMAX Theatre and Immersive Media Lab serves as a research and teaching facility for students to learn IMAX filmmaking as well as other immersive entertainment experiences.

Key Skills and Experience:

Mr. Douglas’ long association with the Company has given him a broad understanding of the Company’s business, its products and the markets in which it operates. Mr. Douglas’ investment and business experience with technology and other companies, together with his expertise in identifying new opportunities for investment and growth, are valuable resources for the Board.

DAVID W. LEEBRON Director (since September 2003) Age: 68 Houston, Texas, U.S.A. Committee Memberships: Governance Committee (Chair) Audit Committee

David Leebron served as President of Rice University from July 2004 to June 2022. Prior to July 2004, Mr. Leebron held the position of Dean of Columbia Law School since 1996 and Professor of Law since 1989. This past fall he was a visiting professor at Columbia Law School and Harvard Law school. Mr. Leebron is currently University Professor and President Emeritus at Rice.

Mr. Leebron is on the Council on Foreign Relations and is a member of the American Academy of Arts and Sciences. He served as Chair of the Association of American Universities (AAU) from 2016 to 2017. He currently serves on the boards of the Universities Research Association and Fulbright Canada.

Key Skills and Experience:

Mr. Leebron brings his broad legal experience, leadership, strategic and management skills as former President of Rice University and former Dean of Columbia Law School to the Board which make him well suited to assess legal risks and other challenges faced by the Company, as well as to apply his experience to governance issues faced by the Company and the Board.

MICHAEL MACMILLAN Director (since June 2013) Age: 66 Toronto, Ontario, Canada Committee Memberships: Audit Committee Governance Committee

Michael MacMillan is Chief Executive Officer of Blue Ant Media, a Canadian-based media company which he co-founded in 2011. Blue Ant is a producer, distributor and broadcaster with active operations in Toronto, Los Angeles, London and elsewhere internationally. Mr. MacMillan was Chairman and/or CEO of Alliance Atlantis Communications from 1998 to 2007. Mr. MacMillan co-founded Atlantis Films Limited in 1978, which acquired Alliance Communications in a reverse takeover in 1998 and which subsequently became Alliance Atlantis Communications. Mr. MacMillan retired from Alliance Atlantis in 2007 after selling the company to Canwest Communications and Goldman Sachs. In 2007, he co-founded Samara, a think tank that works to strengthen political engagement in Canada through innovative research and educational programs and serves as Chair.

Mr. MacMillan is co-founder and co-owner of Closson Chase, a vineyard and winery in Prince Edward County, Ontario, Canada. A member of the Order of Canada, Mr. MacMillan has volunteered with numerous community and industry organizations over many years.

Key Skills and Experience:

Mr. MacMillan’s extensive experience in the entertainment industry as well as his ownership interests in various private companies and involvement with charitable organizations gives him a broad expertise in film and television production, digital publishing and other media, thus bringing additional expertise to the Board in these areas.

STEVE R. PAMON Director (since June 2021) Age: 52 South Orange, New Jersey, U.S.A. Committee Memberships: Governance Committee Compensation Committee

Steve Pamon is the President of Verzuz, the lifestyle and entertainment division of Triller Inc. In that capacity, Pamon leads an executive team across all aspects of the global business, including overseeing marketing, programming, production, acquisitions, and partnerships. Prior to his role at Triller, Mr. Pamon served as President and Chief Operating Officer of Beyoncé’s musical imprint, artist management, business ventures, and film production company, Parkwood Entertainment, from 2015 to 2020. In his role as an Executive Producer at Parkwood, he received two Emmy nominations, plus both a Grammy Award (“Homecoming” / Netflix) and a Peabody Award (“Lemonade” / HBO). Prior to Mr. Pamon’s position at Parkwood Entertainment, he served as Head of Sports and Entertainment Marketing for JPMorgan Chase from 2011 to 2015 and was the Vice President of Strategy and New Business Development for the National Football League from 2008 to 2011. Mr. Pamon’s career journey also includes executive leadership and operating roles with HBO and Time Warner from 2001 to 2008 and McKinsey & Company from 2000-2001.

Mr. Pamon serves on the board of World Wrestling Entertainment ("WWE"). He also serves on the board of New York Road Runners, a non-profit organization that produces more than 100 sports events each year, including the famed New York City Marathon.

Key Skills and Experience:

Mr. Pamon’s deep relationships with the creative community, as well as his broad experience as a senior executive within some of the leading players in media and entertainment, provides a valuable perspective to the Board as it evaluates new product / service opportunities. He also has experience in management consulting and investment banking, which further strengthens the Board in the areas of corporate strategy and financial matters.

DANA SETTLE Director (since July 2015) Age: 50 Los Angeles, California, U.S.A. Committee Memberships: Compensation Committee Governance Committee

Dana Settle has been a Partner and Co-Founder of Greycroft Partners, a venture capital fund based in New York City and Los Angeles focused on investments in the Internet and mobile markets, since March 2006. Throughout her career, Ms. Settle has played a key role in the success of many technology startups. Prior to Greycroft, where she heads the firm’s West Coast arm in Los Angeles, Ms. Settle spent several years as a venture capitalist and adviser to startup companies in the Bay Area.

Ms. Settle currently serves on the boards of Greycroft’s investments in AppAnnie, Anine Bing, EBTH.com, Thrive Market, Steelhouse, TheRealReal, Clique Media Group, RocketJump and WideOrbit. She also managed the firm’s investments in Maker Studios (sold to Disney), Trunk Club (sold to JWN), Viddy (sold to FullScreen), AwesomenessTV (sold to Dreamworks), Digisynd (sold to Disney), ContentNext (sold to Guardian Media), Pulse (sold to LinkedIn) and Sometrics (sold to American Express). Ms. Settle’s additional experience includes business development at Truveo (AOL), investment banking at Lehman Brothers and international business development at McCaw Cellular Communications (AT&T).

Key Skills and Experience:

Ms. Settle’s extensive experience in the private equity markets, as well as her Board positions and ownership interests in various digital and other start-up companies, gives her a broad expertise in emerging technology and media markets which is beneficial to the Board as it examines new opportunities. Ms. Settle also has experience in business development and investment banking which is relevant to the Board’s oversight of the Company’s financial matters.

JENNIFER WONG Director (since March 2023) Age: 48 New York, New York, U.S.A.

Jennifer Wong has served as the Chief Operating Officer of Reddit, Inc. since April 2018. Prior to April 2018, Ms. Wong was the President of Digital and Chief Operating Officer of Time Inc. from January 2016 to February 2018. She was the Chief Business Officer of POPSUGAR from September 2011 to December 2015.

Ms. Wong currently serves on the boards of Discover Financial Services and Marfeel. She has a B.S. in Applied Mathematics from Yale University, M.B.A from Harvard Business School, and M.S. in Engineering Economic Systems and Operations Research from Stanford University.

Key Skills and Experience:

Ms. Wong’s extensive experience in digital media, technology, building global businesses, and marketing, as well as her role as chief operating executive in various companies bring a valuable perspective to the Board as the Company evaluates its short-term and long-term operations and explores new business initiatives in the digital sphere.

Item No. 2 - APPOINTMENT OF AUDITORS

At the Meeting, shareholders will be asked to approve the appointment of PricewaterhouseCoopers LLP, Chartered Accountants (“PwC”), as our independent auditors, until the close of the next annual meeting of shareholders at a remuneration rate to be fixed by the Board of Directors.

Shareholders will be asked to approve the appointment by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favor of the resolution. In the absence of any instruction on the accompanying Form of Proxy, it is the intention of the persons named by management in the Form of Proxy to vote the Common Shares represented by the Form of Proxy in favor of the resolution. Voting “WITHHOLD” is the equivalent to voting “ABSTAIN.”

Representatives of PwC are expected to participate in the Meeting online and to be available to respond to appropriate questions and to make a statement if they desire to do so.

PwC are our principal independent accountants. PwC have been our auditors for more than five years. The following table presents fees for professional services rendered by PwC for the audits of our annual financial statements for the years ended December 31, 2022 and December 31, 2021, and fees billed for other services rendered by PwC during those periods.

Type of Fees	2022 ($)	2021 ($)	Description of Fees
Audit Fees	1,782,000	1,779,000

For professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K and of our internal control over financial reporting, the review of our financial statements included in our Quarterly Reports on Form 10-Q, various statutory audits and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees	85,000	248,000

For professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of financial statements and which includes consultations concerning financial accounting and reporting standards and review of regulatory matters. In 2022, audit-related fees consisted primarily of the reimbursement of Canadian Public Accountability Board fees; fees for the audits of the Company’s pension plans; and various other smaller matters. In 2021, audit-related fees principally consisted of comfort letter fees associated with the issuance of our convertible notes and, to a much lesser extent, the reimbursement of Canadian Public Accountability Board fees; fees for the audits of the Company’s pension plans; and various other smaller matters.

Tax Fees	330,000	394,000

For professional services rendered in connection with tax advice, tax planning, and tax compliance. In 2022 and 2021, tax fees consisted primarily of tax advice related to transfer pricing including APA support and corporate tax consulting in multiple jurisdictions and audit defense. Tax compliance related fees represented $121,000 and $97,000 of the total tax fees in 2022 and 2021, respectively, including corporate tax compliance, indirect tax compliance and various smaller items.

All Other Fees	29,000	26,000	For professional services rendered related to HKSE requirement - Environmental, Social and Governance and Corporate Governance Code reporting in 2022 and 2021.
Total	2,226,000	2,447,000

Audit Committee’s Pre-Approval Policies and Procedures

All audit-related services and all other permissible non-audit services provided by PwC were pre-approved by the Audit Committee, and the fees for each category are budgeted. The Audit Committee requires PwC and management to report actual fees versus the budget to the extent that actual fees exceed budgeted and approved fees. The Audit Committee reviews all actual fees at year-end. During the year, circumstances may arise when it may become necessary to engage PwC for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engagement of PwC. The Audit Committee may delegate pre-approval authority to one or more of its members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Item No. 3 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“Say-on-Pay”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to vote to approve, on an advisory (nonbinding) basis ("Say-on-Pay"), the compensation program for our Named Executive Officers (“NEOs”) as disclosed in this Circular.

The Board of Directors, including members of the Compensation Committee, considered the results of the 2022 shareholder Say-on-Pay vote at the 2022 Annual Meeting of Shareholders. At that meeting, a majority of votes cast were not supportive of our executive compensation program. In light of the results of the Say-on-Pay vote at the 2022 Annual Meeting of Shareholders, the Compensation Committee and management launched a focused shareholder outreach process in 2023 to solicit detailed feedback on the Company's executive compensation program. In connection with the 2023 shareholder outreach, we contacted the holders of approximately 72% of our outstanding shares and engaged in active discussions with investors who accepted meetings, representing 48% of our outstanding shares, which are the highest percentages of share base we have contacted and engaged, respectively, in connection with our annual shareholder outreach. This engagement was designed to solicit maximum feedback on our executive compensation program and allowed shareholders to speak to members of our Board of Directors, including members of our Compensation Committee, as well as senior management. The Board of Directors reviewed and considered the feedback from shareholders at these meetings. The following is a summary of the key shareholder feedback and our responses to such feedback.

2023 SHAREHOLDER FEEDBACK
What We Heard	How We Responded
Free Cash Flow should be used as a performance metric for the formulaic component of the NEO compensation to create direct alignment to shareholder value	We have adopted Free Cash Flow as a performance metric for the formulaic component of the 2023 NEO compensation.
Discuss how the performance metric targets in the formulaic component of the NEO compensation are determined

The 2023 performance metric targets for the formulaic component are consistent with targets contained in our budget and those communicated to investors in order to align market expectations with our NEO compensation (for more information, see "Compensation Discussion And Analysis—Executive Compensation Processes—Pay and Performance in 2022—Formulaic Component" on page 52).

Update the Company's compensation peer group to better reflect comparable sector data

During 2022, the Compensation Committee approved a new peer group, which was reviewed and recommended by an independent outside consultant. The new peer group will be used as a performance peer group for the relative total shareholder return ("TSR") condition attached to the 2023 performance stock unit ("PSU") grants and for executive compensation more broadly going forward (for more information, see "Compensation Discussion And Analysis—Executive Compensation Processes—Use of Market Data and Compensation Comparator Group" on page 48").

Limit the use of one-time payments/grants to extraordinary circumstances

In 2021, the Compensation Committee approved one-time bridging equity awards to select key employees in lieu of annual cash bonuses. This decision was made to preserve cash and to retain key talents through a period of uncertainty related to the COVID-19 pandemic. The Compensation Committee understands that one-time payments and grants should be limited to extraordinary circumstances, communicated as such directly to shareholders, and currently has no plans for similar payments in the future.

Disclosure regarding the change in the TSR performance conditions in respect to PSU awards

In connection with the compensation peer group update in 2023, the Compensation Committee set new TSR performance conditions for PSU awards, with the target payout at the 50th percentile of the new peer group (vs. 70th percentile of Russell 2000 prior to 2023) and a lower maximum payout of 150% upon achievement of the 90th percentile of the peer group (vs. 175% at the 90th percentile prior to 2023).

We believe this adjustment in the TSR performance conditions for the PSU awards is a better reflection of the Company’s performance against its peers than was a comparison to the Russell 2000, and creates a more competitive incentive tool for our executives.
Increase share ownership requirements for directors and executives

We believe that having a share ownership requirement is vital to further align commonality of interests of our directors and executives with the success of the Company. In 2022, we updated our Share Ownership Guidelines to increase the directors' minimum shareholding requirement from 200% of the annual retainer to 300% of the annual retainer.

Our Compensation Committee will review and consider further increases in the share ownership requirements for our directors and executives. We would like to highlight that all of our directors and officers currently exceed the minimum share ownership requirement by a significant margin.

Disclose the level of shareholder engagement and disclose the feedback received from shareholder engagement	We have included in this Circular a detailed overview of the level of our outreach efforts and the feedback collected from the 2023 engagements, summarized on page 46.

The vast majority of the shareholders who participated in the shareholder engagement meetings generally expressed that our executive compensation program aligned with their expectations. Furthermore, many of the shareholders appreciated the Company's recent Board refreshment and improvement in diversity on the Board of Directors.

For more discussion on our shareholder engagement efforts and our responses to concerns raised by shareholders and major proxy advisory firms, please see “Compensation Discussion and Analysis — Say-on-Pay and Shareholder Engagement” on page 46.

As discussed in this Circular, the objectives of our executive compensation program are to:

•
provide competitive total compensation packages that include short-term cash-based and long-term equity-based incentive components that appropriately encourage and reward performance and retention and that create enduring long-term shareholder value;
•
reward the NEOs for their relative individual contributions to our success;
•
link executive compensation to our long-term strategic objectives; and
•
align the NEOs’ interests with shareholders’ interests through an equity award framework that creates a sense of ownership, mutual goals and shared risk among executives.

Consistent with these goals and as discussed in “Compensation Discussion and Analysis” beginning on page 36, we have structured our overall executive compensation program, which includes annual short-term cash bonuses and long-term equity compensation plans, to motivate executives, particularly through the use of detailed metrics for the CEO and NEOs, to achieve results consistent with certain business and individual performance factors, to reward the executives for achieving or exceeding such results and to encourage retention of executives beyond the current year. The Compensation Committee believes that our compensation program promotes a performance-based culture and aligns the NEOs’ interests with those of our shareholders through a strong emphasis on at-risk compensation tied to the achievement of performance objectives and shareholder value. Our compensation program is also designed to attract and retain highly talented executives in an extremely competitive entertainment landscape who are critical to the successful implementation of the Company’s strategic plan, a plan which is increasingly connected to and reliant upon the rapid evolution of digital entertainment media.

We encourage you to carefully review the “Compensation Discussion and Analysis” section, the tabular compensation disclosures and the related narrative disclosures for additional information about our compensation programs.

We are asking our shareholders to indicate their support for the compensation program for our NEOs as described in this Circular, particularly in light of the numerous material changes made to such program in response to shareholder feedback. The Say-on-Pay vote gives our shareholders the opportunity to express their views on our NEOs’ compensation program. This Say-on-Pay vote is not intended to address any specific item of compensation, but rather the overall compensation program for the NEOs and the philosophy, policies and practices described in this Circular.

Shareholders will be asked to indicate their support for the compensation program for our NEOs as discussed in this Circular by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favor of the resolution. In the absence of any instruction on the accompanying Form of Proxy, it is the intention of the persons named by management in the Form of Proxy to vote the Common Shares represented by the Form of Proxy in favor of the resolution.

The Board of Directors asks its shareholders to vote FOR the following resolution at the Meeting:

RESOLVED that the shareholders approve the compensation of the Company’s Named Executive Officers, as discussed and disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and the related narrative disclosure set forth in the Circular dated April 26, 2023.

Although the vote is advisory and non-binding in nature, the Board of Directors and the Compensation Committee will review the voting results and will consider shareholder views in connection with our executive compensation program. If there are a significant number of negative votes, the Board of Directors and the Compensation Committee will continue to seek to understand and consider the concerns that influenced the vote in making future decisions about executive compensation programs.

Item No. 4 — FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION ("Say-on-Frequency")

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote on a non-binding, advisory basis on whether the advisory vote on named executive officer compensation should occur every one, two, or three years.

In considering your vote, we invite you to review the information presented in connection with Item No. 3, the information on the Company's compensation policies and decisions regarding the NEOs presented in Compensation Discussion Analysis on page 36. The voting options are to hold the Say-on-Pay vote every one year, two years or three years. Shareholders may also abstain from voting on this proposal. Voting “ABSTAIN” is the equivalent to voting “WITHHOLD”. The Company will view whichever option that receives the greatest number of votes as being the frequency that is favored by our shareholders.

The Board of Directors unanimously recommends a vote FOR “ONE YEAR” as the frequency of advisory votes on executive compensation.

Although this vote is advisory and non-binding in nature, the Board and the Compensation Committee will consider the results of the vote in determining the frequency with which advisory votes on NEO compensation will be conducted.

It is expected that the next vote on say-on-frequency will occur at our 2029 annual meeting of shareholders.

Item No. 5 - CONFIRMATION OF AMENDMENTS TO AMENDED AND RESTATED BY-LAW NO. 1

At the Meeting, the shareholders will be asked to confirm amendments to Amended and Restated By-Law No. 1 (the "Previous By-Law") of the Company by way of repeal and replacement. Under the CBCA, the directors may, by resolution, make, amend or repeal any by-laws that regulate the business or affairs of the company. On February 7, 2023, the Board of Directors repealed the Previous By-Law of the Company and adopted the Second Amended and Restated By-Law No. 1, which updates certain procedural and disclosure requirements for director nominations made by shareholders in light of Rule 14a-19 under the Exchange Act (the "Universal Proxy Rules").

Summary of the Amendments

The following summary is qualified and subject to the full text of the Second Amended and Restated By-Law No. 1 set forth in Appendix “A” attached to this Circular.

The Second Amended and Restated By-Law No. 1 adopts, among other things, the following amendments to the Previous By-Law. a nominating shareholder must:

•
limit the number of nominees to the number of directors to be elected at a meeting;
•
represent that the shareholder intends to solicit, in accordance with applicable law, proxies from holders of at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees;
•
if requested by the Company, provide any information relating to the eligibility of a proposed nominee to serve as director to the Company within five business days of such request;
•
update the required notice of nomination or proposal so that it is accurate as of the applicable shareholder meeting record date and as of ten business days prior to the applicable shareholder meeting;
•
notify the Company of any change in intent to solicit proxies within two business days and provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the applicable shareholder meeting; and
•
use a proxy card color other than white.

The Second Amended and Restated By-Law No. 1 also incorporates ministerial, clarifying, and conforming changes. A complete copy of the Second Amended and Restated By-Law No. 1, is included in Appendix “A” attached to this Circular and is available, without charge, at www.sec.gov and www.sedar.com and will be mailed, without charge, to any holder of Common Shares upon written request to the Company at IMAX Corporation, 902 Broadway, 20th Floor, New York, New York, Attention: Corporate Secretary.

At the Meeting, the Company’s shareholders will be asked to confirm the amendments to the Previous By-Law by way of repeal and replacement. This will require the approval of shareholders by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favor of the resolution. In the absence of any instruction on the accompanying Form of Proxy, it is the intention of the persons named by management in the Form of Proxy to vote the Common Shares represented by the Form of Proxy in favor of the ordinary resolution.

The Board of Directors asks its shareholders to vote FOR the following resolution at the Meeting:

RESOLVED that the repeal and replacement of Amended and Restated By-Law No. 1 of the Company with the Second Amended and Restated By-Law No. 1 attached on Appendix “A” to the Circular dated April 26, 2023 is confirmed.

Item No. 6 – APPROVAL OF THE AMENDMENTS TO SECOND AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

The Board of Directors is asking our shareholders to approve certain amendments (the "Amendments") to the Company's Second Amended and Restated Long-Term Incentive Plan (“IMAX LTIP” or “the Plan”), approved by our shareholders at our 2020 annual and special meeting. On April 4, 2023, the Compensation Committee recommended the Amendments to the Board and the Board adopted the Amendments on April 4, 2023, subject to shareholder approval at the Meeting, which we are now seeking. The Amendments, among other things, are as follows:

•
increase the number of shares authorized under the Plan by 2.9 million;
•
reduce the value of full-value awards to count as 1 share against the share reserve; and
•
explicitly prohibit repricing of options or stock appreciation rights ("SARs") via replacement without prior shareholder approval.

Equity incentive awards are a key component of our pay-for-performance philosophy, and we use equity incentive awards to attract, motivate and retain talent as well as align our employees’ and non-employee directors’ interests with those of our shareholders. The purpose of the Amendments is to allow the Company to award the equity incentives important to our compensation program for approximately four years, while resulting in a reasonable amount of potential equity dilution. The Board of Directors believes that the proposal to increase the number of shares authorized for issuance is in the best interest of our shareholders and supports this proposal for the following reasons:

•
If the Amendment is approved by our shareholders, the Plan will enable the Compensation Committee to continue to grant equity-based compensation awards that promote the Company’s long-term success and increase shareholder value by closely aligning employee compensation with performance that enhances long-term shareholder returns.
•
The increase to the number of shares authorized under the Plan is projected to allow for equity-based compensation awards to be granted to employees for approximately four years, from June 2023 to 2027.
•
If the Amendment is not approved, we will not have sufficient shares remaining under the Plan for future employee grants, and we will be compelled to significantly increase the cash-based component of employee compensation, which could reduce the alignment of employee and shareholder interests and hinder our ability to attract and retain top talent.

Background for Requested Share Authorization

The Board of Directors is asking shareholders to approve the Amendments to authorize an additional 2.9 million shares for the Plan. This would increase the total number of shares available for issuance under the Plan to 4,609,149 (2,900,000 plus the existing 1,709,149 share reserve) and allowing for equity-based grants to employees, officers, directors and consultants for approximately four years, from June 2023 through 2027. In 2020, our shareholders approved an increase of the number of shares authorized under the Plan by 7.2 million, which increased the total number of shares available for issuance under the Plan to 17,700,000. As of April 10, 2023, 1,709,149 shares of the original 17,700,000 share reserve remained available for future grants, which does not include shares reserved to be granted in the case of maximum achievement of the performance metrics associated with our grants of PSUs in 2021, 2022, and 2023.

While the authorization request is for 2,900,000 shares, fewer than 2,900,000 shares are likely to be awarded because the Company’s internal tracking of available shares assumes the achievement of the maximum vesting opportunity of 175% for PSUs. For example, the Company granted 422,155 PSUs in 2023, but we would reserve an additional 712,274 shares (taking into account the 1:2.25 fungible design ratio currently in effect) for possible overachievement upon settlement of the PSUs. Some of these PSUs may be returned to the plan pool if PSU metrics are not achieved.

In determining the proposed number of additional shares to request, the Compensation Committee considered a number of factors, which are discussed in further detail below, including:

•
remaining shares available under the Plan after the March 2023 annual grants;
•
historical and projected equity granting practices and rates of award cancellations for unexercised or unvested awards that may be added back to our pool of available shares (for example, from options that expire without being exercised or awards that are canceled before they vest), including our three-year average share usage rate; and
•
current and total potential dilution of outstanding awards, remaining available shares, and newly requested shares.

The increase to the number of shares available to grant under the Plan will enable us to better deliver market competitive compensation packages to our employees and continue to attract and retain top talent that is key to the successful execution of our business strategy. If we do not increase the number of shares remaining under our Plan, we will not have sufficient shares for future grants, thereby significantly impairing our ability to attract and retain top talent.

Highlights of the Plan as amended by the Amendment
Available Shares Authorized for Issuance

Increasing the number of shares authorized for issuance under the Plan by 2,900,000 shares. This would increase (i) the total authorized shares from the original 17,700,000 to 20,600,000 shares and (ii) the total available shares for issuance to 4,609,149 from the current reserve of 1,709,149. We project that this increase will allow for equity-based compensation awards to be granted to employees for approximately four years, from June 2023 through 2027.

Fungible Share Pool for Full-value Awards

For every share granted pursuant to a full-value award, the number of shares available will be reduced by 1 share. Appreciation awards (options/SARs) will continue to reduce the number of shares available by 1 share.

No Repricing of Options or SARs via Replacement Without Shareholder Approval

Repricings, exchanges and cash buyouts of underwater options and SARs via replacement is prohibited without prior shareholder approval, with customary exceptions for stock dividends or splits, reorganizations, recapitalizations and similar events.

Remaining Shares Available under the Plan. Following our 2023 annual awards, as of April 10, 2023, we have a total of 1,709,149 shares available for grant under the Plan. For information on grants made in 2022, please see the ”2022 Equity Compensation Plan Information” on page 77.

	December 31, 2022	April 10, 2023
Unexercised options outstanding (1)	3,604,739	3,460,373
Weighted average exercise price of outstanding options (1)	$26.36	$26.13
Weighted average remaining term of outstanding options (1)	3.3 years	3.1 years
Unvested restricted share units ("RSUs") and PSUs outstanding	2,183,760	2,490,626	(2)
Total shares remaining for future grants	4,191,258	1,709,149
(1)
Includes stock options awarded under our legacy Stock Option Plan.
(2)
Reflects PSUs assuming target achievement of the applicable performance metrics.

Historical Equity Award Granting Practices. In determining how many additional shares to request, we considered our historic equity grant levels over the past three fiscal years.

Year	Options Granted (a)	RSUs Granted (b)	PSUs Granted (c)	Options + RSUs + PSUs Granted (a) + (b) + (c) = (d)	Weighted Average Common Shares Outstanding (e)	Burn Rate (d) / (e)
2022	-	708,313	359,138	1,067,451	56,674,000	1.88%
2021	-	831,123	309,574	1,140,697	59,126,000	1.93%
2020	-	1,050,385	370,265	1,420,650	59,237,000	2.40%
3-year average						2.07%

Our three-year average grant rate is 2.07% of weighted average (basic) Common Shares outstanding. Under the methodology employed by certain proxy advisory firms, which applies a multiplier to full-value awards, our three-year average grant rate would be well below the proxy advisory firms’ industry thresholds.

Current and Total Potential Dilution. Our current dilution (currently available shares plus outstanding equity including unexercised options and unvested RSUs/PSUs) is 14.03%. Including the requested 2.9 million new shares will position our new total potential dilution at 19.34% for the share proposal year. Note that actual dilution associated with the new reserve will depend on several factors, including the types of awards granted under the Plan.

Summary of the Second Amended and Restated Long-Term Incentive Plan

The following is a summary of the principal features of the Plan as amended by the Amendment. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Amendment and the Plan. A copy of the Amendment is attached to this Circular as Appendix B, and a copy of the Plan is filed as an exhibit to the 2022 Form 10-K, as amended by the Second Amendment and Restatement of the Plan, which is an Appendix to the proxy statement filed on April 29, 2020 and the Amendment and Restatement of the Plan, which is an Appendix to the proxy statement filed on April 21, 2016, and further as amended by the Amendment, which is attached to this Circular as Appendix B. Capitalized terms not defined in this summary will have the meaning given to them in the Plan as amended by the Amendment. We encourage you to read the entire Amendment and the Plan to understand all of its terms. In addition, we will send to you, free of charge, a copy of the Plan upon your request. You may send your request in writing to IMAX Corporation, 902 Broadway, 20th FL, New York, New York 10010, Attention: Investor Relations.

Purpose of the Plan

The IMAX LTIP was primarily established to promote the long-term success of the Company and to increase shareholder value by providing Participants with incentives that align their interests with shareholders’ interests and that contribute to the long-term growth and profitability of the Company. In addition, the IMAX LTIP is intended to implement our pay-for-performance philosophy and provide a means to attract, retain and motivate highly qualified individuals who are in a position to make significant contributions to the Company.

Administration

The IMAX LTIP is administered by our Compensation Committee. All members of the Compensation Committee qualify as “independent” under the NYSE rules and Section 1.2 of Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices ("NI 58-101"). The Compensation Committee has the full authority to construe and interpret the IMAX LTIP, subject to its express provisions, including the authority to select the individuals who will receive awards under the IMAX LTIP, determine the number of Common Shares subject to an award, determine the terms and conditions of awards and approve the individual award documents delivered to individuals in connection with their awards. The Compensation Committee may delegate certain responsibilities and powers to a subcommittee or appropriate officers of the Company, subject to certain conditions, and may revoke the delegation of powers at any time.

Eligibility

The Compensation Committee has the authority to grant awards to officers, employees, directors, and consultants of the Company, its subsidiaries or affiliates. Over 600 Participants are eligible to participate in the Plan, and the Plan covers virtually all full-time and part-time Company employees, excluding employees of IMAX China Holding, Inc., and consultants of the Company. The number of eligible Participants is subject to change depending on the number of new hires, promotions, resignations and retirements that will occur during the term of the IMAX LTIP. To the extent permitted by law, the Compensation Committee may delegate its authority to grant awards (other than to executive officers) to a subcommittee or appropriate officers of the Company.

Number of Common Shares Available for Issuance

If this proposal is approved by shareholders, subject to adjustment in accordance with the IMAX LTIP, the maximum aggregate number of Common Shares that may be issued under the IMAX LTIP will be 20.6 million Common Shares. The number of Common Shares subject to outstanding awards is counted against the share reserve, and thereby reduces the number of Common Shares remaining available for future awards, on a share-for-share basis.

Common Shares covered by awards granted under the IMAX LTIP that are forfeited or cancelled or otherwise expire without having been exercised or settled generally will become available for issuance under a new award. In addition, if an award is settled through the payment of cash or other non-share consideration, the Common Shares subject to the award will become available for issuance pursuant to a new award. However, Common Shares that are tendered or withheld to pay the exercise price of an award or to satisfy tax withholding obligations, and shares repurchased by the Company using option exercise proceeds, will not be available for issuance pursuant to a new award. In addition, the full number of Common Shares that were subject to a net-settled option or a stock settled SAR (rather than the net number of Common Shares actually delivered upon exercise) are counted against the share reserve. Upon the cancellation of a SAR granted in tandem with an option or the cancellation of an option granted in tandem with a SAR, no Common Shares will become available for issuance pursuant to a new award.

Types of Awards; Limits

The Compensation Committee may grant the following types of awards under the IMAX LTIP: options, restricted shares, restricted share units, performance stock, performance stock units, SARs, and other awards based on, or related to, Common Shares. The IMAX LTIP limits the number of specific types of awards that may be granted to any individual as follows:

•
the maximum number of Common Shares that may be issued pursuant to options and SARs granted to any eligible individual in any calendar year is 1,000,000 Common Shares; and
•
the maximum value of other types of awards that may be awarded to any eligible individual in any calendar year is $5,000,000 measured as of the date of grant with respect to awards denominated in cash and 2,000,000 Common Shares measured as of the date of grant with respect to awards denominated in Common Shares.

Shares pursuant to all awards granted under the IMAX LTIP will be subject to a minimum vesting requirement of at least one year, with a limited carve-out covering no more than 5% of Common Shares reserved for issuance.

Stock Options. A stock option is the right to acquire Common Shares at a fixed exercise price for a fixed period of time. Under the IMAX LTIP, the Compensation Committee fixes the term of the options, which term may not exceed ten years from the date of grant.

The Compensation Committee may grant either incentive stock options or nonqualified stock options. As described below, incentive stock options may entitle the Participant, but not the Company, to preferential tax treatment. The Compensation Committee determines the rules and procedures for exercising options. The exercise price may be paid in cash, Common Shares, a combination of cash and Common Shares, through net settlement (meaning the Company withholds Common Shares otherwise issuable upon exercise to pay the exercise price), or by any other means authorized by the Compensation Committee, including cashless exercise, a procedure whereby vested Common Shares covered by the option are sold by a broker and a portion of the sale proceeds are delivered to the Company to pay the exercise price.

The Compensation Committee sets the exercise price of our stock options, but never less than 100% of the fair market value of a Common Share on the date of grant. Except for adjustments made in connection with a stock split, reverse stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, liquidation, merger or other similar corporate event or distribution of stock or property affecting the Common Shares, the exercise price of outstanding options or SARs may not be reduced without shareholder approval, and no option or SAR may be canceled in exchange for cash, options or SARs with a lower exercise price, or other awards.

SARs. SARs are awards that entitle the Participant to receive an amount equal to the excess, if any, of the fair market value on the exercise date of the number of Common Shares for which the SARs is exercised over the grant price. The grant price cannot be less than 100% of the fair market value of a Common Share on the date of grant. Payment to the Participant on exercise may be made in cash or Common Shares, as determined by the Compensation Committee on or following the date of grant. The Compensation Committee fixes the term of the SARs, which term may not exceed ten years from the date of grant.

Restricted Shares. Restricted share awards are shares that are subject to cancellation, restrictions, and vesting (including performance-based vesting) conditions, as determined by the Compensation Committee. The restricted shares may be either granted or sold to the Participant.

Restricted Share Units. Restricted share units entitle a Participant to receive one or more Common Shares in the future upon satisfaction of vesting conditions determined by the Compensation Committee. The Compensation Committee determines whether restricted share units will be settled through the delivery of Common Shares, cash of equivalent value, or a combination of Common Shares and cash.

Performance Stock and Performance Stock Units. Performance stock and performance stock units entitle a Participant to receive a target number of Common Shares if specified performance targets are achieved during a specified performance period. Actual shares delivered to Participants may be more or less than the specified target number of Common Shares depending on the achievement of the performance targets during the performance period. The performance targets and performance period are determined by the Compensation Committee and set forth in the applicable award document.

Cash Performance Units. Cash performance units entitle a Participant to receive a target amount of cash if specified performance targets are achieved during a specified performance period. As with performance stock and performance stock units, the performance targets and performance period are determined by the Compensation Committee and set forth in the applicable award document.

Other Awards. The Compensation Committee also may grant other forms of awards that generally are based on the value of Common Shares. These other awards may provide for cash payments based in whole or in part on the value or future value of Common Shares, may provide for the future delivery of Common Shares to the Participant, or may provide for a combination of cash payments and future delivery of Common Shares.

Amendment and Termination; Term

Generally, the Board of Directors may terminate, amend, modify, or suspend the IMAX LTIP at any time. The Company will obtain shareholder approval of any termination, amendment, modification, or suspension if required by applicable laws, rules or regulations (including NYSE rules). Subject to limited exceptions, no termination, amendment, modification, or suspension may materially and adversely alter or impair the rights of a Participant with respect to an outstanding award without the Participant’s consent. Unless terminated earlier, the IMAX LTIP will terminate on the tenth (10th) anniversary of the date on which the Amendment is approved by shareholders, and no additional awards may be granted after this date. Awards granted prior to the expiration date will remain outstanding in accordance with their terms.

Change-in-Control

In the event of a transaction constituting a change-in-control of the Company, the IMAX LTIP provides that, if awards are assumed or substituted by the successor entity on an equivalent basis, they will be accelerated only if the Participant’s employment or service relationship with the Company or the successor is terminated without cause or with good reason within twenty-four months following the change-in-control. If awards are not assumed or substituted on an equivalent basis, the Compensation Committee may take steps it considers appropriate with respect to outstanding awards, including accelerating vesting, providing for deemed attainment of performance conditions, providing for the lapse of restrictions on an award, providing that outstanding awards will terminate or expire unless settled in full prior to a specified date, or terminating or cancelling any outstanding award in exchange for a cash payment.

Termination of Employment

The Compensation Committee will specify, at or after the time of grant of an award, the effect, if any, that a Participant’s termination of employment or the Participant’s death, disability or achievement of a combination of age and service requirements will have on the vesting, exercisability, settlement or lapse of restrictions applicable to an award. The treatment may be specified in the award document or determined at a subsequent time.

Other Provisions

Recoupment. All awards granted under the Plan will be subject to the IMAX Clawback Policy adopted on February 19, 2020 and publicly available on the “Governance” page of our Investor Relations website, where applicable, any more stringent terms included in the employment agreements of our employees.

Dividends and Dividend Equivalents. The Compensation Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding award. Any such dividends or interest may either be paid currently or may be deemed to have been reinvested in Common Shares, and may be settled in Common Shares, cash, or a combination of cash and Common Shares. Notwithstanding the foregoing, no payment of dividends or dividend equivalents may be made unless and until the related award is vested and, in the case of awards conditioned upon the achievement of one or more performance measures, may only become payable if and to the extent the performance goals with respect to the award are achieved. No dividends or dividend equivalents will be paid with respect to cash performance units, options or SARs.

Shareholder Rights. A Participant will have no rights as a shareholder with respect to Common Shares covered by an award until the date the Participant or the Participant’s nominee becomes the holder of record of such Common Shares. Generally, no adjustment will be made for dividends or other rights for which the record date is prior to such date.

Repricing of Options and SARs. The terms of outstanding awards may not be amended, without shareholder approval, to reduce the exercise price of outstanding options or SARs, or to replace or cancel outstanding options or SARs in exchange for cash, other awards, or options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Adjustments or Changes in Capitalization. In the event of a stock split, reverse stock split, stock dividend, extraordinary cash dividends, recapitalization, reorganization, liquidation, merger or other similar corporate event or distribution of stock or property affecting the Common Shares, the aggregate number of Common Shares available for issuance under the IMAX LTIP, the various IMAX LTIP limits, and the number of Common Shares subject to, and exercise or grant price of outstanding awards will be appropriately adjusted by the Compensation Committee in order to preserve the benefits or potential benefits intended to be made available to the Participants.

Limited Transferability. Generally, an award may only be transferred upon the Participant’s death to a designated beneficiary or in accordance with the Participant’s will or the laws of descent or distribution, and pursuant to a domestic relations order. The Compensation Committee also may permit limited transferability, generally to a Participant’s family member, a trust for the benefit of a family member, a charitable organization, or any other individual or entity permitted under law and the rules of the exchange that lists the applicable award.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to certain awards that may be granted under the IMAX LTIP based on current tax laws. The summary does not include any state, local or foreign tax laws. This discussion is intended for the information of shareholders considering how to vote at the Meeting and not as tax guidance to individuals who participate in the IMAX LTIP.

Nonqualified Stock Options and SARs. A Participant will not recognize taxable income upon the grant of a nonqualified stock option or SAR. The Participant generally will recognize ordinary income upon exercise, in an amount equal to the excess of the fair market value of the Common Shares received at the time of exercise (including any Common Shares withheld by the Company to satisfy tax withholding obligations) over the exercise price. Any appreciation or depreciation in the fair market value of the Common Shares after the exercise date will generally result in a capital gain or loss to the Participant at the time the Participant disposes of the Common Shares.

Incentive Stock Options. A Participant will not recognize taxable income when an incentive stock option is granted or exercised. A Participant’s tax basis in the Common Shares acquired upon exercise of an incentive stock option is the amount paid to exercise the incentive stock option. If the Participant exercises the incentive stock option and holds the acquired Common Shares for more than two years following the date of option grant and more than one year after the date of exercise, the difference between the sale price and the Participant’s tax basis will be taxed as long-term capital gain or loss in the year of the sale. If the Participant sells the acquired Common Shares before the end of the two-year and one-year holding periods, the Participant generally will recognize ordinary income at the time of sale equal to the fair market value of the Common Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain will be capital gain, long-term if the Common Shares have been held for more than one year. The excess of the fair market value of the covered Common Shares over the exercise price on the date of exercise is included in minimum taxable income for the federal alternative minimum tax in the year of exercise.

Restricted Shares. A Participant will not recognize taxable income upon the grant of restricted shares. Instead, the Participant will recognize ordinary income at the time of vesting equal to the fair market value of the Common Shares received. Any subsequent gain or loss will be capital gain or loss, long-term if the Common Shares have been held for more than one year. The Participant may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Code. If the Participant makes such an election, the one-year long-term capital gains holding period begins on the date of grant.

Restricted Share Units and Performance Stock Units. A Participant will not recognize taxable income upon the grant of restricted share units or performance stock units. The Participant will recognize ordinary income at the time the Common Shares are delivered equal to the fair market value of the Common Shares (or cash) received. Any subsequent gain or loss will be capital gain or loss, long-term if the Common Shares have been held for more than one year.

Tax Effect for the Company. The Company generally will receive a deduction for any ordinary income recognized by a Participant with respect to an award. However, Section 162(m) of the Code limits the deductibility of compensation paid in any taxable year to our Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers (“Covered Employee”) to $1,000,000. Generally, once an executive is classified as a Covered Employee of a public company, that person remains a Covered Employee so long as such person is receiving compensation from the public company.

Canadian Federal Income Tax Consequences

The following is, as of the date hereof, a summary of the principal Canadian federal income tax consequences generally arising under the Income Tax Act (Canada) (the “Canadian Tax Act”) with respect to certain awards that may be granted under the IMAX LTIP. The summary does not address any provincial, territorial or foreign tax laws. The summary assumes that the Participants are residents of Canada for the purposes of the Canadian Tax Act, deal at arm’s length (for the purposes of the Tax Act) with IMAX and its affiliates, and receive awards granted under the IMAX LTIP in respect of, in the course of, or by virtue of, their employment with IMAX and/or its affiliates. This summary is intended for the information of shareholders considering how to vote at the Meeting and not as tax guidance to individuals who participate in the IMAX LTIP.

Incentive Stock Options, Nonqualified Stock Options and SARs. In general, a Participant will not recognize income upon the grant of an incentive stock option, nonqualified stock option or SAR. Upon the exercise of an option or SAR, the Participant generally will be required to include in income an amount equal to the excess of the fair market value of the Common Shares of the Company received at the time of exercise (including any Common Shares withheld by the Company to satisfy tax withholding obligations) over the exercise or grant price. This amount is considered employment income for the year in which the option or SAR is exercised. In the case of options (but not SARs), the Participant may be entitled to a deduction for one-half of the amount included in income in certain circumstances (the “Stock Option Deduction”). In general, for options granted on or after July 1, 2021, the Stock Option Deduction is subject to a $200,000 annual limit in respect of options that “vest” in the same calendar year. For this purpose, an option is considered to “vest” in the calendar year in which it first becomes exercisable, and the $200,000 annual limit is computed based on the fair market value of the underlying Common Shares when the options were granted.

Restricted Shares and Performance Stock. In general, a Participant will be required to include in employment income, for the year in which restricted shares or performance stock are granted or sold to the Participant, an amount equal to the fair market value of the restricted shares or performance stock received. Such fair market value will be determined taking into account the vesting and other conditions. A Participant whose restricted shares or performance stock are cancelled will be deemed to have disposed of the restricted shares or performance stock to the Company, which may give rise to all or any combination of a deemed dividend, gain or loss.

Restricted Share Units. Where a Participant receives a restricted share unit in respect of services rendered by the Participant in a particular calendar year in respect of, in the course of, or by virtue of, his or her employment and the Restricted Share Unit gives the Participant the right to receive Common Shares of the Company within three years following the end of that calendar year, generally no amount is required to be included in the Participant’s income until such Common Shares are received. At such time, an amount equal to the fair market value of the Common Shares received will be included in the Participant’s employment income. In the case of all other restricted share units, a Participant generally will be required to include in employment income, for the year in which such restricted share units are granted, an amount equal to the fair market value of the restricted share units at the time of the grant and, for each subsequent year, the amount (if any) of the accrued gain on the restricted share units to the extent that such amount was not otherwise included in the employment income of the Participant for the year or any preceding year. The fair market value of restricted share units will be determined taking into account the vesting and other conditions. A Participant who has included an amount in employment income in respect of restricted share units may be entitled to a deduction if the vesting conditions for such units are not met and the units are canceled.

Performance Stock Units. In general, provided that there is a substantial risk that the applicable performance targets will not be achieved over the applicable performance period, a Participant will not be required to recognize income upon the grant of a performance stock unit, but will be required to include in employment income, in the year in which the Common Shares are received, an amount equal to the fair market value of the Common Shares at the time they are received.

Cash Performance Units. Where a Participant receives a cash performance unit in respect of services rendered by the Participant in a particular calendar year in respect of, in the course of, or by virtue of, his or her employment, and the cash performance unit gives the Participant the right to receive the applicable target amount of cash within three years following the end of that calendar year, generally no amount is required to be included in the Participant’s income until such amount is received. In the case of all other cash performance units, a Participant generally will be required to include in employment income, for the year of grant, an amount equal to the fair market value of the units at the time of grant and, for each subsequent year, the amount (if any) of the accrued gain on the cash performance units to the extent that such amount was not otherwise included in employment income of the Participant for the year or any preceding year. A Participant who has included an amount in employment income in respect of cash performance units may be entitled to a deduction if the performance conditions for such units are not met and the units are canceled.

Tax Effect for the Company. The Company generally will not be entitled to any deduction in computing its income under the Tax Act with respect to the grant of an award or the delivery of Common Shares to a Participant. In some circumstances, the Company may be able to deduct cash payments made to a Participant in respect of an award. The Company may also be able to deduct amounts in respect of Common Shares delivered to a Participant on the exercise of options that exceed the Participant’s $200,000 annual limit discussed above.

The foregoing is not to be considered as tax advice to any person who may be a Participant in the Plan and any such persons are advised to consult their own tax counsel.

New Plan Benefits

As of April 10, 2023, there were over 600 Participants who would be eligible to receive awards under the IMAX LTIP. No awards will be granted under the Amendment unless it is approved by our shareholders. The granting of awards under the IMAX LTIP is within the discretion of the Compensation Committee, and therefore it is never possible to predict with certainty the awards that may be made to Participants under the IMAX LTIP in the future.

The proposal to approve the Amendments requires the approval of shareholders by ordinary resolution, which requires that a majority of the votes cast at the Meeting be in favor of the resolution. Voting “ABSTAIN” is the equivalent to voting “WITHHOLD”. If the proposal is approved by the holders of the Common Shares, the Amendments will become effective immediately. If our shareholders fail to approve the proposal, the current Second Amended and Restated IMAX Long-Term Incentive Plan will continue in force but without giving effect to the Amendments. In the absence of any instruction on the accompanying Form of Proxy, it is the intention of the persons named by management in the Form of Proxy to vote the Common Shares represented by the Form of Proxy in favor of the ordinary resolution.

The Board of Directors asks its shareholders to vote FOR the following resolution at the Meeting:

RESOLVED that the Amendment to the IMAX Corporation Second Amended and Restated Long-Term Incentive Plan as set forth in Appendix B to the Circular dated April 26, 2023 be approved.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers as of April 26, 2023.

Name	Age	Position
EXECUTIVE OFFICERS:
Richard L. Gelfond	67	Chief Executive Officer (“CEO”) and Director
Natasha Fernandes	42	Chief Financial Officer (“CFO”) and Executive Vice President
Megan Colligan	50	President, IMAX Entertainment and Executive Vice President, IMAX Corporation
Robert D. Lister	54	Chief Legal Officer and Senior Executive Vice President
Mark Welton	59	President, IMAX Theatres
Michele Golden	54	Global Chief People Officer
Denny Tu	46	Chief Marketing Officer and Senior Vice President
Giovanni M. Dolci	38	Chief Sales Officer
Daniel Manwaring	39	Chief Executive Officer, IMAX China Holding, Inc.
Kenneth I. Weissman	51	Deputy General Counsel and Corporate Secretary
Elizabeth Gitajn	57	Senior Vice President, Finance and Controller
Pablo Calamera	60	Chief Technology Officer and Executive Vice President

RICHARD L. GELFOND Chief Executive Officer and Director

Richard Gelfond has been sole Chief Executive Officer of the Company since April 2009 and has been a director since March 1994. Mr. Gelfond served as Co-Chairman of the Company with Mr. Wechsler from June 1999 to March 2009 and served as Co-Chief Executive Officer with Mr. Wechsler from May 1996 to March 2009. From March 1994 to June 1999, Mr. Gelfond served as Vice Chairman of the Company. Mr. Gelfond has also been the Chairman and Non-Executive Director of the Company’s subsidiary, IMAX China Holding, Inc., since May 27, 2015, and has been a director of IMAX China Holding, Inc. since 2010.

Mr. Gelfond serves as Chairman of the Board of Trustees of the Stony Brook Foundation, Inc., which is affiliated with Stony Brook University. He is also a member of the Academy of Motion Picture Arts and Sciences. Mr. Gelfond serves on the International Advisory Board of the Turkana Basin Institute, a non-profit initiative focusing on field research in the Lake Turkana Basin of Kenya. Mr. Gelfond served as the Chairman of the Columbia Shuttle Memorial Trust Steering Committee, which was established in co-operation with NASA to support the families of the seven crew members of the STS-107 mission of the Space Shuttle Columbia, which came to a tragic end on February 1, 2003.

NATASHA FERNANDES Chief Financial Officer and Executive Vice President

Natasha Fernandes serves as the Company’s Chief Financial Officer since May 2022. Prior to her appointment as Chief Financial Officer, Ms. Fernandes served as Deputy Chief Financial Officer and Senior Vice President and oversaw the accounting, treasury, forecasting, budgeting, and long-range planning of the Company's worldwide operations since 2021. Before that, Ms. Fernandes served as Vice President, Finance & Corporate Treasurer of the Company since May 2018. Ms. Fernandes has held various other positions within the Company, including Vice President, Finance & Assistant Controller; Senior Director, Finance; and Director, Financial Reporting. She joined the Company in September 2007 as Manager, Financial Reporting. Prior to joining the Company, Ms. Fernandes was a Manager at Deloitte Touche Tohmatsu Limited . Previous to that, Ms. Fernandes was an associate accountant at Hilborn Ellis Grant, LLP.

Ms. Fernandes also serves on the Board of Directors of IMAX Theatres International Limited, a wholly-owned subsidiary of IMAX Corporation.

Ms. Fernandes is a member of Chartered Professional Accountants Canada and holds a Bachelor of Business Administration, Honours with Co-Operative Option from the School of Business and Economics of Wilfrid Laurier University.

MEGAN COLLIGAN President, IMAX Entertainment and Executive Vice President, IMAX Corporation

Megan Colligan joined the Company in February 2019 as President, IMAX Entertainment and Executive Vice President, IMAX Corporation. She has also been a director of IMAX China Holding, Inc. since February 2019. Prior to joining the Company, Ms. Colligan served in executive roles at Paramount Pictures from 2006 to 2017, most recently as Worldwide President of Marketing and Distribution. She spearheaded the marketing and distribution efforts for many of Paramount's most successful franchise properties and oversaw Paramount's Home Entertainment division, a $1 billion annual business for the studio.

A member of the Academy of Motion Picture Arts and Sciences, Ms. Colligan was also the winner of the 2013 Sherry Lansing Award from Big Brothers and Big Sisters of Greater Los Angeles. She has served on the organization's Board since receiving the honor. She chairs the marketing committee and serves on the executive committee and fund development committee. She graduated from Harvard University with a BA in American History and African American Studies.

On March 13, 2023, Ms. Colligan and the Company agreed that she will conclude her employment with the Company on April 30, 2023.

ROBERT D. LISTER Chief Legal Officer and Senior Executive Vice President

Robert Lister joined the Company in May 1999 as Senior Vice President, Legal Affairs and General Counsel, and currently serves as Chief Legal Officer and Senior Executive Vice President. Mr. Lister has held numerous positions at the Company, including Chief Legal Officer and Chief Business Development Officer, Senior Executive Vice President and General Counsel and Executive Vice President, Business & Legal Affairs, Corporate Communications and General Counsel. Prior to joining the Company, Mr. Lister was Vice President, General Counsel and Secretary of Clearview Cinemas, a film exhibitor, from March 1998 until his employment with the Company. From 1996 to 1998, Mr. Lister served as Associate General Counsel of Merit Behavioral Care Corporation, a behavioral healthcare company.

Mr. Lister serves on the Board of Directors of IMAX Theatres International Limited. Mr. Lister is a member of the New York State Bar Association.

MARK WELTON President, IMAX Theatres

Mark Welton joined the Company in July 1997 as Director, Business Affairs and was appointed President, IMAX Theatres in October 2011. Previous to that, Mr. Welton held the position of Executive Vice President, Corporate and Digital Development & Theatre Operation since April 2007. Mr. Welton has held various other positions within the Company including: Senior Vice President, Business Affairs; Senior Vice President, Theatre Operations; and Executive Vice President, Theatre Operations & General Manager, Digital. Prior to joining the Company, Mr. Welton was an associate lawyer at the law firm Stikeman Elliot LLP from 1994 until his employment with the Company. Prior to that, Mr. Welton was an associate accountant at Ernst & Young.

Mr. Welton serves on the Board of Directors of IMAX Theatres International Limited. Mr. Welton is a member of the Ontario Bar Association and the Chartered Professional Accountants Canada.

MICHELE GOLDEN Global Chief People Officer

Michele Golden joined the Company in September 2022 as Global Chief People Officer. In this role she leads all Human Resources functions for the Company. Ms. Golden has over 20 years of Human Resources experience at media and entertainment companies, launching and scaling some of the industry’s most recognizable brands.

Prior to joining the Company, Ms. Golden served as the Chief Human Resources Officer for HBO Max, WarnerMedia’s global streaming platform from September 2020 to August 2022. From September 2019 to September 2020, Ms. Golden was the Chief People Officer for AT&T’s former adtech unit, Xandr, leading its integration into WarnerMedia. Before joining Xandr, and before its acquisition by AT&T, she served as Senior Vice President of Human Resources for WarnerMedia since 2013. Prior to that, she led the Human Resources functions for many well-known media and entertainment brands including Turner Sports, TBS, TNT, Cartoon Network and Bleacher Report, as well as three professional sports team, the Atlanta Braves, the Atlanta Hawks, and the Atlanta Thrashers.

In 2020, Ms. Golden was recognized with a Golden Stevie® award for Chief Human Resources Officer of the Year in Advertising, Marketing & Public Relations.

DENNY TU Chief Marketing Officer and Senior Vice President

Denny Tu joined the Company in August 2017 as Executive Vice President, Global Brand & Creative and Senior Vice President, IMAX Corporation and was appointed Chief Marketing Officer in February 2019. Prior to joining the Company, from 2011 to 2017, Mr. Tu was Head of Strategy, Brand & Creative at Sky, Europe's largest entertainment, media, & technology company. Prior to that, he served as Managing Director/Senior Vice President at Autonomy, an advertising & creative agency.

A dual UK and US citizen, Mr. Tu serves on the Board of Trustees for Ditch The Label, a leading global anti-bullying charity.

GIOVANNI M. DOLCI Chief Sales Officer

Giovanni Dolci joined the Company in October 2012 as Vice President, Theatre Development and was appointed Chief Sales Officer in April 2021. Previous to that, Mr. Dolci held the position of Head of Global Sales since January 2020. Mr. Dolci also held the position of Vice President, Theatre Development and Managing Director, Europe and Africa beginning in January 2017 and became Senior Vice President in March 2018. Prior to joining the Company, he was Director of Business Development and Commercial Operations at Arts Alliance Media. Before his time at Arts Alliance Media, Mr. Dolci worked in film financing focusing on several projects in New Zealand, Italy and the UK.

Mr. Dolci also serves on the Board of Directors of IMAX Theatres International Limited.

Mr. Dolci has a degree in Economics and Management from Bocconi University in Milan and an MSc in Management from Cass Business School in London. He is a former Junior Fellow of the Aspen Institute, Italy.

DANIEL MANWARING Chief Executive Officer IMAX China Holding, Inc.

Daniel Manwaring joined the Company in January 2023 as Chief Executive Officer of IMAX China Holding, Inc., a subsidiary of the Company. Prior to joining the Company, Mr. Manwaring spent nearly 10 years with Creative Artists Agency, a well-known talent agency, in various roles, including as Head of Media Finance (Asia) from January 2020 to December 2022, Head of Motion Pictures China from January 2018 to December 2020, and as an agent from January 2013 to December 2018. Mr. Manwaring was also a Senior Financial Analyst of China Hydroelectric Corporation (NYSE: CHC) from October 2008 to October 2011 and a Financial Analyst of Friedland Capital Inc. from May 2007 to October 2008.

Mr. Manwaring graduated from the University of Florida, with a Bachelor of Science in Finance and a Bachelor of Arts in Chinese Language and Culture, in May 2008. Mr. Manwaring has been based in China since 2006 and is fluent in Mandarin.

KENNETH I. WEISSMAN Deputy General Counsel Corporate Secretary

Kenneth Weissman joined the Company in October 2011 as Vice President, Legal Affairs, and he has held the position of Deputy General Counsel and Corporate Secretary since July 2022. Mr. Weissman became Senior Vice President, Legal Affairs in 2015, and in December 2017, Mr. Weissman was appointed Corporate Secretary, and was also appointed by the Company's Audit Committee as Chief Compliance Officer. Prior to joining the Company, Mr. Weissman was Senior Corporate Counsel at Sony Corporation of America, where he held various positions from 2004 through 2011. Prior to that, Mr. Weissman was an associate lawyer at Skadden, Arps, Slate, Meagher & Flom in New York and Testa, Hurwitz & Thibeault in Boston, and served as a law clerk to the Hon. Judith S. Kaye, Chief Judge of the State of New York.

Mr. Weissman is a member of the American Bar Association and the Association of Corporate Counsel.

ELIZABETH GITAJN Senior Vice President, Finance and Controller

Elizabeth Gitajn joined the Company in March 2023 as Senior Vice President, Finance & Controller. Prior to joining the Company, Ms. Gitajn was Vice President, Risk Management for Hudbay Minerals Inc. from 2015 to February 2023, where she created and oversaw its enterprise risk management program, led the global insurance program, and built and managed the internal audit and Sarbanes-Oxley compliance programs. Previous to that, Ms. Gitajn served as Corporate Controller at IAMGOLD Corporation from 2012 to 2015, which entailed publicly reporting financial results, corporate accounting, accounting policy, and global financial systems, processes and controls. Before that, Ms. Gitajn held various management positions within Barrick Gold Corporation in the finance areas of risk management, financial reporting, and planning from 2007 to 2012. Ms. Gitajn spent 14 years in public accounting, nine of which was with Arthur Andersen LLP and the last five years of which she spent with a large local Canadian firm where she held the position of Audit Partner.

Ms. Gitajn is a Certified Public Accountant (New Mexico), Certified Treasury Professional, Project Management Professional, Certified Internal Auditor, Certified Information Systems Auditor, and holds a B.A. in Accounting and Business Information Systems from the University of New Mexico Anderson School of Management.

PABLO CALAMERA Chief Technology Officer and Executive Vice President

Pablo Calamera joined the Company in February 2020 as Chief Technology Officer and Executive Vice President. Prior to joining the Company, Mr. Calamera was Chief Technology Officer for several pioneering start-ups and public companies, including JW Player from 2017 to 2019, where he oversaw all aspects of technology development and technical operations supporting small businesses to large global enterprises with the best video technology and monetization capabilities on web, mobile and embedded devices. Previous to that, Mr. Calamera served as Chief Technology Officer at Vonage from 2014 to 2017 and at iHeartRadio from 2011 to 2014, where he led technology vision, architecture, R&D and technical operations. Mr. Calamera also held technology leadership roles such as Director at Apple Inc. from 2006 to 2010 and Senior Director at Danger Inc. from 2001 to 2006.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Shares as of April 10, 2023 or as otherwise indicated in the notes below, including: (i) all persons to be nominated for election to the Board of Directors, individually; (ii) all current directors and the NEOs, individually; and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner of Common Shares	Common Shares Beneficially Owned, Controlled or Directed (1)		Common Shares that can be Acquired within 60 days		Total	Percentage of Outstanding Common Shares (2)
Richard L. Gelfond	488,678		2,713,015	(3)	3,201,693	5.59%
Gail Berman(4)	0		—		—	*
Eric A. Demirian	51,290		—		51,290	*
Kevin Douglas	8,928,533	(5)	—		8,928,533	16.36%
David W. Leebron	109,801	(6)	—		109,801	*
Michael MacMillan	29,271		—		29,271	*
Steve Pamon	12,933		—		12,933	*
Dana Settle	46,508		—		46,508	*
Darren Throop	23,924		—		23,924	*
Jennifer Wong(7)	0		—		—	*
Natasha Fernandes (8)	7,119		5,609	(3)	12,728	*
Joseph Sparacio (9)	0		—		—	*
Megan Colligan(10)	119,434		124,573	(3)	244,007	*
Robert D. Lister	134,618		145,962	(3)	280,580	*
Mark Welton	82,271		109,956	(3)	192,227	*
All directors and executive officers (21 persons)	10,145,413		3,136,941		13,282,354	*

* Less than 1%

(1)
Statements as to securities beneficially owned by directors and executive officers, or as to securities over which they exercise control or direction, are based upon information obtained from such directors and executive officers and from records available to us. The person named in the table has sole voting and investment power with respect to all of their Common Shares unless indicated otherwise.
(2)
The percent of outstanding Common Shares is based on dividing the number of Common Shares beneficially owned by the individual by 54,589,933 Common Shares outstanding as of April 10, 2023, adjusted for the number of Common Shares that such person or group had the right to acquire within 60 days of that date.
(3)
Reflects Common Shares issuable through the exercise of vested stock options.
(4)
Ms. Berman was appointed to the Board of Directors on March 6, 2023.
(5)
Mr. Douglas has shared voting power with respect to 7,942,336 Common Shares and shared investment power with respect to 8,865,881 Common Shares. 8,928,533 Common Shares reflect (i) Mr. Douglas' shared investment power with respect to 8,865,881 Common Shares and (ii) Mr. Douglas' beneficial ownership of 62,652 Common Shares held by the MMD IDGT Trust.
(6)
Mr. Leebron has sole voting and investment power with respect to 108,501 Common Shares and shared voting and investment power with respect to 1,300 Common Shares.
(7)
Ms. Wong was appointed to the Board of Directors on March 6, 2023.
(8)
Ms. Fernandes was appointed as Chief Financial Officer effective May 1, 2022.
(9)
Mr. Sparacio concluded his term as Interim Chief Financial Officer on April 30, 2022.
(10)
Ms. Colligan will conclude her employment with the Company on April 30, 2023.

PRINCIPAL SHAREHOLDERS OF VOTING SHARES

We are not aware of any persons who as of April 10, 2023 beneficially owned or exercised control or direction over more than 5% of our Common Shares other than:

	Amount and Nature of		Percentage of
	Beneficial Ownership		Outstanding
Name and Address of Beneficial Owner of Common Shares	of Common Shares		Common Shares
Douglas Group	8,928,533	(1)	16.36%
Kevin and Michelle Douglas
James E. Douglas, III
K&M Douglas Trust
Douglas Family Trust
James Douglas and Jean Douglas Irrevocable Descendants’ Trust
KGD IDGT
MMD IDGT
Celtic Financial LLC
300A Drakes Landing Road, Suite 200, Greenbae, CA 94904
Nantahala Capital Management, LLC	4,988,189	(2)	9.14%
Messrs. Harkey and Mack
130 Main Street. 2nd Floor, New Canaan, CT 06840
FMR, LLC	3,263,302	(3)	5.98%
Ms. Abigal P. Johnson
245 Summer Street, Boston, Massachusetts 02210
Richard L. Gelfond	3,201,693	(4)	5.59%
902 Broadway, 20th Floor, New York, NY 10010

The percentage of outstanding Common Shares is based on dividing the number of Common Shares beneficially owned by such person by 54,589,933 Common Shares outstanding as of April 10, 2023.

(1)
Based solely on information reported in a Schedule 13D/A filed jointly by Kevin Douglas, Michelle Douglas, James E. Douglas, III, K&M Douglas Trust, James Douglas and Jean Douglas Irrevocable Descendants’ Trust, Douglas Family Trust and Celtic Financial LLC on January 31, 2023 with the SEC. As reported in such filing, Kevin Douglas has shared voting power with respect to 7,942,336 Common Shares. Kevin Douglas and his wife, Michelle Douglas, hold 3,843,154 Common Shares jointly as the beneficiaries and co-trustees of the K&M Douglas Trust. In addition, Kevin Douglas and Michelle Douglas are co-trustees of the James Douglas and Jean Douglas Irrevocable Descendants’ Trust which holds 2,584,441 Common Shares. Kevin Douglas is the Manager of Celtic Financial LLC, which holds 571,989 Common Shares. Kevin Douglas may be deemed to have shared voting and dispositive power over the 62,652 Common Shares held by the KGD IDGT Trust. Michelle Douglas may be deemed to have shared voting and dispositive power over the 62,652 Common Shares held by the MMD IDGT Trust. Kevin Douglas also has shared dispositive power with respect to 923,645 Common Shares held by James E. Douglas, III and 880,000 Common Shares held by the Douglas Family Trust.
(2)
Based solely on information reported in a Schedule 13G filed by Nantahala Capital Management, LLC (“Nantahala”) on February 14, 2023 with the SEC. As reported in such filing, Nantahala may be deemed to beneficially own 4,988,189 Common Shares, which are held by funds and separately managed accounts under its control. As the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of those Common Shares. Nantahala, Mr. Harkey, and Mr. Mack each had shared voting and dispositive power over 4,988,189 Common Shares.
(3)
Based solely on information reported in a Schedule 13G filed by FMR, LLC (“FMR”) on February 9, 2023 with the SEC. As reported in such filing, FMR may be deemed to beneficially own 3,263,302 Common Shares, which are held by funds and separately managed accounts under its control. As the managing members of FMR, each of Ms. Johnson may be deemed to be a beneficial owner of those Common Shares. FMR and Ms. Johnson each had shared voting and dispositive power over 3,263,302 Common Shares.
(4)
Mr. Gelfond has sole voting and investment power with respect to 488,678 Common Shares and 2,713,015 Common Shares issuable upon the exercise of vested stock options.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary	Page 36
Overview of our Executive Compensation Program	Page 40
Executive Compensation Processes	Page 44
Pay and Performance in 2022	Page 51
Additional Information	Page 58

This Compensation Discussion and Analysis (“CD&A”) describes the material elements of the compensation program for our Named Executive Officers (“NEOs”), the associated rationale, and key decisions and activities for the year ended December 31, 2022. For 2022, our NEOs were:

Name	Role
Richard L. Gelfond	Chief Executive Officer
Natasha Fernandes (1)	Chief Financial Officer and Executive Vice President
Joseph Sparacio (2)	Former Interim Chief Financial Officer
Megan Colligan (3)	President, IMAX Entertainment and Executive Vice President, IMAX Corporation
Robert D. Lister	Chief Legal Officer and Senior Executive Vice President
Mark Welton	President, IMAX Theatres

(1) Ms. Fernandes was appointed as Chief Financial Officer effective May 1, 2022.

(2) Mr. Sparacio concluded his term as Interim Chief Financial Officer on April 30, 2022 and ceased being an employee of IMAX on this date.

(3) On March 13, 2023, Ms. Colligan and the Company agreed that she will conclude her employment with the Company on April 30, 2023.

IMAX utilizes non-GAAP measures in the performance-based elements of our compensation program. See “Non-GAAP Financial Measures” on page 90 for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. generally accepted accounting principles (“U.S. GAAP”) measures in this CD&A and a description of how the non-GAAP numbers are calculated from our audited financial statements. In addition to the non-GAAP financial measures discussed below, management also uses “EBITDA”, as such term is defined in IMAX’s Credit Agreement dated as of March 25, 2022, and which is referred to herein as “Adjusted EBITDA per Credit Facility” or “Adjusted EBITDA.”

Executive Summary

2022 was a year of notable achievements for IMAX, highlighted by the strong recovery of the Company's global box office ("GBO"), North American box office from the IMAX network returned to pre-pandemic levels, significantly outperforming the conventional exhibition industry, and IMAX system installations were up 23% year-over-year. This, coupled with a strong focus on cost discipline, contributed to an Adjusted EBITDA margin of 30% for 2022.

Annual incentive outcomes reflected this performance with payouts ranging from 65% - 147% of target. The performance period for our 2020 PSUs concluded on December 31, 2022, and based on our average three-year Adjusted EBITDA growth and three-year TSR, awards were earned at 105% of target, reflecting in part our strong recovery from the COVID-19 pandemic.

Informed by prior shareholder engagement, the Company entered into an amended employment agreement with the CEO in September 2022 for an additional term of three (3) years. Mr. Gelfond’s compensation under the agreement was unchanged, meaning that he has received no increase in base salary, STI or annual LTIP award since 2018. His compensation remains highly performance-based, with 85% delivered in the form of at-risk pay.

In addition, during 2022 all NEOs moved to an equity mix that delivers awards in equally weighted combination of PSUs and RSUs, consistent with the CEO. PSUs can be earned based on Adjusted EBITDA growth and relative TSR performance metrics.

Performance in 2022

2022 was a year of notable achievements for IMAX, led by a strong box office recovery that significantly outperformed that of the conventional exhibition industry. Below lists the most significant highlights of our 2022 performance.

•
Our GBO grew over 33% relative to 2021, totaling $850 million;
•
The share of industry box office that IMAX® theatres captured in 2022 increased by 50% domestically and 33% internationally from 2019, setting new records for the Company's market share;
•
We continued to invest in our future, with 92 IMAX systems installed worldwide, which was within our guidance of 80 to 100, and we hit our target of reaching 250+ internet-connected theaters with IMAX systems ("Connected Systems") by year-end;
•
Our local language strategy significantly advanced with an increase in local language title releases contributing 16% to GBO, driving numerous market records for the Company in 2022. By year-end, the IMAX network in China had largely re-opened after COVID-related shutdowns throughout the year, paving the way for 2023 to have the most successful Chinese New Year film slate in Company history, with "The Wandering Earth 2" becoming IMAX's highest grossing Chinese film of all time;
•
We successfully negotiated a 5-year renewal of our revolving credit facility under terms more favorable than market;
•
The successful acquisition of SSIMWAVE Inc. marks a significant expansion of the Company's strategy to build technology capable of delivering the highest quality images on any screen—to drive new, recurring revenue and grow its global leadership in entertainment technology; and
•
In December 2022, the Company successfully released "Avatar: The Way of Water," which would go on to generate over $250 million in GBO across the global IMAX network, setting a record for the most successful first-run release in the Company's 50+ year history.

The table below highlights significant improvements across various key performance indicators in fiscal 2022.

(In thousands of U.S. dollars, except percentages and per share amounts)

Key Performance Indicator	Fiscal 2022 Performance	Fiscal 2021 Performance
Global Box Office	$849,700	$638,200
Revenue	$300,805	$254,883
Gross Margin	$156,355	$134,406
Gross Margin Percentage	52.0%	52.7%
U.S. GAAP Net Loss / Net Loss per Share (1)	$(22,800) / $(0.40)	$(22,329) / $(0.38)
Adjusted Net Income (Loss) / Adjusted Net Income (Loss) per Share (1)(2)(3)	$3,207 / $0.06	$(8,420) / $(0.14)
Adjusted EBITDA per Credit Facility (1)(2)	$84,458	$68,642
Net Cash Provided by Operating Activities	$17,321	$6,065
(1)
Attributable to common shareholders.
(2)
See “Non-GAAP Financial Measures” on page 90 for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. GAAP measure and a description of how the non-GAAP numbers are calculated from our audited financial statements.
(3)
Includes a tax valuation allowance resulting in a negative impact of $16.5 million or $0.29 per share for the year ended December 31, 2022 (2021 — $14.7 million or $0.25 per share).

Named Executive Officer Pay in 2022

There were changes to NEO compensation in 2022, with the first award of PSUs made in 2020 concluding their three-year performance period on December 31, 2022. The following summarizes some key highlights, with additional information detailed in the balance of the CD&A.

•
CEO target compensation was unchanged in 2022, with actual compensation 7.6% lower due to a lower annual cash bonus outcome. (Target compensation is defined as base salary, target annual cash incentive, and target annual equity value.)
•
For other constant NEOs (Ms. Colligan and Messrs. Lister and Welton), target compensation on a constant currency basis increased by an average of 3.10% as a result of salary and, in the case of Ms. Colligan, target annual equity grant value increases. Such NEOs' actual compensation was reduced by an average of 1.34% as a result of bonus outcomes.
•
There were modest changes to the annual incentive scorecard with the weighting of GBO increased from 10% to 25%, the replacement of the Signings metric with the Connected Systems metric, and the Adjusted Earnings Per Share ("Adjusted EPS") metric replacing the Free Cash Flow metric.
•
Equity grants awarded to NEOs are an equally weighted mix of PSUs and RSUs, with 60% of PSUs contingent on average adjusted annual EBITDA growth and 40% of PSUs contingent on relative TSR performance.
•
The PSUs awarded in 2020 that concluded their performance period at the end of 2022 vested at 105% of target, reflecting the Company's solid performance throughout, and strong recovery from, the COVID-19 pandemic.

NEO Employment Agreements During 2022

The Company entered into an amended employment agreement with Mr. Gelfond, dated September 19, 2022, and an employment agreement with Ms. Fernandes, dated April 25, 2022, in relation to her appointment as Chief Financial Officer effective May 1, 2022. In the case of Mr. Gelfond’s agreement, his employment term was extended to December 31, 2025, subject to the terms and conditions of the employment agreement. No changes were made to Mr. Gelfond’s target compensation levels, which have remained unchanged since 2018. All other material terms and conditions of Mr. Gelfond's existing employment agreement remain the same.

Additional information regarding the terms of Mr. Gelfond's and Ms. Fernandes' agreements can be found in "Potential Payments Upon Termination or Change in Control" on page 68. Copies of the Gelfond Agreement (as defined in this Circular) and Ms. Fernandes' employment agreement were filed as exhibits to the Company's 2022 Form 10-K.

CEO Realizable Compensation and Performance

A central tenet of our compensation philosophy is a pay-for-performance culture that rewards superior performance. The following chart compares IMAX’s CEO three-year realizable compensation and TSR performance to our compensation comparator group, as illustrated in the table below.

Potential misalignment:
Low performance/ high pay
Potential misalignment:
High performance/ low pay
IMAX
100%
75%
50%
25%
0%
0%
25%
50%
75%
100%
3-Yr CEO Realizable Pay %ile
TSR Performance %ile

Realizable pay reflects actual cash compensation earned and the intrinsic value of equity grants from the three most recent fiscal years for which the data was available, which for most of our peers reflects fiscal years 2019 to 2021. TSR represents the three-year compound annual growth rate in dividend-adjusted close price, using the close price on the last day of the period for which pay was collected. Financial data was sourced from S&P’s Capital IQ financial database and compensation data was sourced from applicable proxy filings (excluding Corsair Gaming, as the company went public in September of 2020 and therefore did not have a comparable three-year period of pay disclosures and TSR performance).

IMAX has consistently used this approach to assess pay for performance alignment, and the Compensation Committee is confident that this data demonstrates the alignment of pay and performance in keeping with our compensation philosophy.

Overview of Our Executive Compensation Program

Our Purpose and Compensation Philosophy

IMAX is a world leader in entertainment technology with a goal of creating entertainment experiences that exceed all expectations. The IMAX® brand represents a promise to deliver what audiences crave — a memorable, more emotionally engaging, more thrilling and shareable experience. To achieve these goals, we rely on the knowledge, skills and expertise of our leadership team, including our NEOs. Our overarching compensation philosophy is to pay-for-performance. We endeavor to attract and retain the necessary talent to deliver on our strategic objectives, to motivate performance achievement by promoting a pay-for-performance culture, to align executives’ interests to those of our shareholders by having a significant portion of total compensation tied to company performance and to reward superior performance. The following principles have guided us in developing our compensation programs and in determining the total compensation for our NEOs.

Our business is unique, dynamic and complex given our growth, increasingly global footprint and critical relationships within the worldwide entertainment industry.	Our NEOs should act in a manner that balances short-term growth and investments with sustainable long-term value creation for our shareholders, without creating undue risk.

We are taking the next evolutionary step for our business with our IMAX 3.0 strategy, growing beyond blockbusters to deliver unique events and experiences globally.

Our compensation program is also designed to attract and retain highly talented executives in an extremely competitive entertainment landscape who are critical to the successful implementation of the Company’s strategic plan, a plan which is increasingly connected to and reliant upon the rapid evolution of digital entertainment media.

Aligning Compensation with our Strategic Objectives

In assessing an individual executive’s performance and aligning it to his or her compensation, the achievement of individual, department and corporate strategic objectives are taken into consideration. Below are the metrics that were applicable to the assessment of 2022 performance.

Performance Metric	Where It Is Used	Why It Matters to IMAX
Adjusted EBITDA	• Annual Cash Bonus • PSUs	Used by investors to evaluate the Company’s operating and cash flow performance
IMAX Global Box Office	• Annual Cash Bonus	Reflects significant driver of revenue from IMAX re-mastered films and joint revenue sharing system lease arrangements
Liquidity	• Annual Cash Bonus	Demonstrates the Company’s ability to finance its obligations and pursue short-term and long-term strategies and the Company's primary financial focus coming out of the COVID-19 pandemic
Connected Systems	• Annual Cash Bonus	Demonstrates the growth of the IMAX Connected Systems network, aligned with our IMAX 3.0 strategy and our ability to continue to expand our strategy to deliver events and experiences
Adjusted EPS	• Annual Cash Bonus	Measures our success in delivering bottom-line profitable growth for shareholders and is used by investors to evaluate the Company’s performance
Relative TSR	• PSUs	Ensures that long-term compensation payouts are aligned with our shareholders’ experience of investing in our stock relative to other companies

Compensation Elements

Core Compensation Elements

The IMAX executive compensation program consists of three core elements. Depending on an individual’s role, the individual may be eligible to participate in other plans either in addition to or instead of one or more of the elements detailed below.

Element	Purpose	Key Features
Base Salary	Compensate for services during the year Provide a base level of income and cash flow Take into consideration the competition for top talent in the industry
•
Specified within an NEO’s employment agreement and/or reviewed and amended during the Company’s annual review period. In all cases, the Compensation Committee reviews and approves all NEO base salaries
•
Takes account of a number of factors including:
▪
the role and its associated responsibilities
▪
the NEO’s capability, knowledge, skills and experience within the context of the role requirements
▪
market data for similar roles
▪
actual and relative performance and contributions
▪
the overall total compensation for the role

Annual Cash Bonus

Link annual incentive compensation to the achievement of specific performance metrics that are consistent with corporate strategic priorities and objectives

Recognize and reward individual performance and relative contribution, in addition to rewarding Company performance

•
No guaranteed bonuses
•
Target bonuses specified within an NEO’s employment agreement and range from 50% to 100% of salary for NEOs other than the CEO
•
CEO bonus capped at two-times salary
•
Performance assessment equally weighs both Company and individual performance for NEOs other than the CEO; for the CEO, quantifiable Company performance accounts for 80% of his performance goals
•
Company performance based on formulaic scorecard for all NEOs
•
Subject to clawback policy

Long-Term Incentives	Create alignment between NEOs and shareholders Recognize scope of responsibilities Reward demonstrated performance Encourage retention
•
All NEOs were granted an equally weighted combination of PSUs and RSUs in 2022
•
Award values specified within an NEO’s employment agreement or determined during the annual performance review and equity grant process are based on factors such as Company and individual performance, total compensation, scope of responsibility, importance of retention, market data and internal relativities
•
PSUs vest after a performance period of three years
•
60% of PSUs vest subject to achievement of Adjusted EBITDA and 40% of PSUs vest subject to achievement of relative TSR vs. the Russell 2000 conditions for pre-2023 PSUs and vs. the new compensation peer group starting in 2023
•
RSUs vest in equal thirds over three years
•
All current NEOs have minimum share ownership requirements
•
Subject to clawback policy

Other Compensation Elements

These three elements are supplemented by additional benefits that include retirement and pension plans, and perquisites.

Element	Purpose	Key Features
Retirement and Pension Plans	Provide for long-term financial security Encourage retention
•
All employees are offered the opportunity to participate in a plan, based on their role and country of residence, including defined contribution employee retirement plans under Section 401(k) of the Internal Revenue Code in the United States and Registered Retirement Savings Plans in Canada
•
Additionally, the CEO participates in the Supplemental Executive Retirement Plan (“SERP”) and is the beneficiary of an unfunded retiree health benefit plan

Perquisites and Other Benefits	Enable an NEO to focus fully on their role Provide for well‐being and security Contribute to competitive overall pay practice
•
Executive supplemental health plan
•
Executive wellness program
•
Car‐related benefits (company car or car allowance) and the ability to be reimbursed for reasonable car‐related expenses
•
For certain NEOs, and outlined in their employment agreement, death in service benefits (lump sum payment under company life insurance policies), premiums on supplemental life insurance policies and reimbursement of qualifying expenses related to tax, financial and estate planning services, charitable giving, business club memberships and incidentals

Target Compensation Mix

The three core elements of an NEO’s target compensation are assessed separately and in combination relative to the market, typically upon entry into or the renewal of an employment agreement, or in association with a promotion or change in role scope or during the Company’s annual performance review and compensation review process. The Compensation Committee believes that an NEO’s compensation levels and mix should reflect the scope and impact of his or her role in contributing to Company performance. As the scope and impact of an individual role increases, the following principles take hold:

A higher percentage of short-term and long-term compensation should be variable and at risk and based on specific metrics of Company performance, as well as individual performance and contribution.

A higher percentage of total compensation should be long-term in nature, to motivate actions conducive to long-term growth and success aligned to shareholder interests and tied to increasing shareholder value in a sustainable manner.

Equity compensation should increase as a percentage of total compensation, to further align an NEO’s interests with those of our shareholders, encouraging sustainable growth, long-term profits and an ownership mentality.

We annually determine the appropriate level of incentive compensation based on an NEO’s performance, relative contribution and company performance. Other factors we consider in determining the appropriate mix of an NEO’s incentive compensation include the ability of the executive to further corporate business objectives, particularly key strategic and operational initiatives, their management and budgetary responsibility, the importance of retention and his or her level of seniority.

Following the introduction of PSUs in 2020, the equity mix for non-CEO NEOs has transitioned from 25% delivered in the form of PSUs with the balance in RSUs, to an equal weighting of 50% for each type of award in 2022 (other than Mr. Sparacio given the interim nature of his role). The CEO’s equity mix has been consistently equally weighted since the first PSU award in 2020. The Compensation Committee views equity compensation as an important way of aligning NEOs to our long‐term growth and success, through exposure to our stock price performance generally and, in the case of PSUs, our Adjusted EBITDA and relative TSR performance.

(1)
Reflects target compensation mix for 2022 – comprises base salary, target annual bonus and target equity awards.
(2)
Average mix for Ms. Fernandes (on an annualized basis), Ms. Colligan, Mr. Lister, and Mr. Welton. Reflects target compensation mix for 2022 - comprises base salary (converted at 1.3544 for Ms. Fernandes and Mr. Welton), target annual bonus and target annual equity award values.

Good Governance Policies and Practices

There are several policies and practices that the Compensation Committee has approved or avoided, to reflect the best interests of our shareholders and take account of the high governance standards to which we hold ourselves accountable. These are summarized below.

What We Do	What We Avoid
✓ Link executive pay to IMAX performance and shareholder interests through our annual and long-term incentive plans	No single-trigger change-in-control provisions for long-term incentive awards
✓ Balance short- and long-term incentives, cash and equity, and fixed and variable pay appropriately	No evergreen share reserves
✓ Deliver the majority of target compensation based on direct and/or indirect (stock price exposure) performance	No hedging or pledging of equity holdings
✓ Deliver long-term equity compensation in a combination of time-based RSUs and performance-based PSUs, with increasing use of PSUs	No re-pricing of underwater stock options without shareholder approval
✓ Use performance metrics that clearly align with our business strategy and key strategic drivers	No tax gross-ups on perquisites
✓ Compare compensation and performance to a relevant group of comparator companies	No 280G excise tax gross-ups
✓ Conduct an annual “Say-on-Pay” vote	No guaranteed bonuses
✓ Require NEOs, a broader group of our executives, and outside directors to meet designated share ownership requirements
✓ Maintain a clawback policy and clawback provisions in employment and incentive agreements to provide the ability to recoup unearned incentive compensation
✓ Provide only limited and reasonable perquisites
✓ Engage an outside independent compensation consultant

Executive Compensation Processes

Compensation Committee Oversight

The Compensation Committee is comprised solely of independent directors who, at the end of 2022, were Kevin Douglas (Chair), Steve Pamon, and Dana Settle.

Details of the Compensation Committee’s duties are summarized in “Corporate Governance” on page 77 and are fully documented in the Compensation Committee’s written charter which can be found on the Company’s corporate website – www.imax.com.

The overarching purposes of the Compensation Committee are to discharge the responsibilities of the Board relating to the compensation of the Company’s executive officers and to administer the Company’s Management Bonus Plan and long-term incentive plans. Specifically, the Compensation Committee:

•
prepares and approves the compensation package of the CEO;
•
reviews and approves factors relevant to the compensation of the CEO and evaluates the performance of the CEO against these factors;
•
reviews all new employment, consulting, retirement and severance arrangements for the CEO;
•
reviews and discusses shareholder and/or proxy advisor feedback relating to compensation matters;

•
reviews and approves annually the components and the amount of compensation paid to potential NEOs;
•
evaluates and makes recommendations to the Board of Directors regarding our equity-based and incentive compensation plans, policies and programs;
•
performs the functions required of it under the Company’s equity incentive plans, such as the granting of awards to the Company's employees;
•
publishes disclosure required by regulations, including the annual Compensation Committee Report to shareholders on the Company’s executive compensation policies and programs;
•
periodically assesses the adequacy of the Compensation Committee Charter and recommends changes to the Board;
•
conducts a review and evaluation of the Compensation Committee’s operating effectiveness and reports to the Board the results of the evaluation; and
•
reviews this CD&A and recommends to the Board of Directors its inclusion in this Circular.

Role of Outside Consultants

As set out in its Charter, the Compensation Committee has the authority to retain outside consultants to provide independent advice to the Compensation Committee.

In 2022, the Compensation Committee engaged Willis Towers Watson ("WTW") to conclude work initiated in 2021 with management on developing an updated peer group for compensation purposes, reflecting factors such as continuing consolidation within our industry and IMAX’s expanding focus into events and experiences. No other services were provided by WTW to the Committee beyond those related to the peer group refresh. Other services were provided by WTW to management during the year related to drafting the CD&A and CEO pay ratio disclosure, the cost of which did not exceed $120,000. While pre-approval by the Compensation Committee is not required to authorize such services for management, the Compensation Committee was made aware at the outset of the services WTW provided to management. In considering WTW independence, the Compensation Committee reviewed several factors relating to WTW and the individuals providing services to us and the Compensation Committee. Based on a review of these factors, including those required by the SEC and NYSE, the Compensation Committee determined that (i) WTW is independent and (ii) WTW’s engagement presents no conflicts of interest.

In 2022, Mercer (Canada) Inc. (“Mercer”) and Exequity, LLP (“Exequity”), independent executive compensation consulting firms, provided the Company with advice on its executive compensation programs and potential changes to our compensation program as compared to market practice. Each of Mercer’s and Exequity’s aggregate fees for such services did not exceed $120,000. Mercer and Exequity did not provide any services to the Compensation Committee in 2021.

Role of Management

The Compensation Committee is accountable for any changes in compensation or employment terms for the CEO, who is not included in any committee discussions or decisions regarding changes to his own compensation.

The Board of Directors has determined that to best align executive compensation with our shareholders’ interests and the Company’s business strategy, the CEO should make recommendations to the Compensation Committee with respect to the compensation of the other NEOs, given his familiarity with day-to-day operations and insight into executive performance. Accordingly, for the other NEOs, recommendations are made by the CEO and subsequently reviewed and approved by the Compensation Committee.

Each year, the CEO reviews the performance of each of the senior executives, in consultation with the Global Chief People Officer and other supervising executives as appropriate, and makes recommendations on all elements of compensation, except for those components of compensation already set out in an NEO’s employment agreement. In such situations, the CEO makes recommendations on the relevant elements of compensation at the time the employment agreement is being negotiated.

Evaluating Compensation

In evaluating the compensation for an NEO, the Compensation Committee or the CEO, as applicable, considers the following:

•
the individual’s skill set, experience, historical performance and expected future contribution, and the impact, including direct and indirect financial and non-financial costs to the Company if the individual were to depart from employment;
•
actual and relative individual performance and contribution;
•
the level of total compensation for our other senior executives; and
•
general market references in the form of pay information from other companies, published surveys and other public compensation disclosures.

In the case of compensation packages for the NEOs other than the CEO, the Compensation Committee reviews and determines whether to approve the components and amount of compensation recommended by the CEO, and the compensation packages are then implemented by the Company. The Board of Directors or the Compensation Committee must approve all equity award grants to NEOs.

Our compensation program is also designed to attract and retain highly talented executives in an extremely competitive entertainment landscape who are critical to the successful implementation of the Company’s strategic plan, a plan which is increasingly connected to and reliant upon the rapid evolution of digital entertainment media.

Say-on-Pay and Shareholder Engagement

As part of our ongoing evaluation of our corporate and compensation practices, management engaged in robust shareholder outreach in 2022 and 2023. In light of the results of the Say-on-Pay at the 2022 Annual Meeting of Shareholders, the Compensation Committee and management launched a focused shareholder outreach process in 2023 to discuss our executive compensation program and to solicit detailed feedback on the executive compensation program. In connection with the 2023 shareholder outreach, we contacted the holders of approximately 72% of our outstanding shares and engaged in active discussions with investors who accepted meetings, representing 48% of our outstanding shares, which are the highest percentages of share base we have contacted and engaged, respectively, in connection with our annual shareholder outreach. This engagement was designed to solicit maximum feedback on our executive compensation program and allowed shareholders to speak to members of our Board of Directors, including members of our Compensation Committee, as well as senior management. The Board of Directors reviewed and considered the feedback from shareholders at these meetings. The following is a summary of the key shareholder feedback and our responses to such feedback.

2023 SHAREHOLDER FEEDBACK
What We Heard	How We Responded
Free Cash Flow should be used as a performance metric for the formulaic component of the NEO compensation to create direct alignment to shareholder value	We have adopted Free Cash Flow as a performance metric for the formulaic component of the 2023 NEO compensation.
Discuss how the performance metric targets in the formulaic component of the NEO compensation are determined

The 2023 performance metric targets for the formulaic component are consistent with targets contained in our budget and those communicated to investors in order to align market expectations with our NEO compensation (for more information, see "—Pay and Performance in 2022—Formulaic Component" on page 52).

Update the Company's compensation peer group to better reflect comparable sector data

During 2022, the Compensation Committee approved a new peer group, which was reviewed and recommended by an independent outside consultant. The new peer group will be used as a performance peer group for the relative TSR condition attached to the 2023 PSU grants and for executive compensation more broadly going forward (for more information, see "—Use of Market Data and Compensation Comparator Group" on page 48).

Limit the use of one-time payments/grants to extraordinary circumstances

In 2021, the Compensation Committee approved one-time bridging equity awards to select key employees in lieu of annual cash bonuses. This decision was made to preserve cash and to retain key talents through a period of uncertainty related to the COVID-19 pandemic. The Compensation Committee understands that one-time payments and grants should be limited to extraordinary circumstances, communicated as such directly to shareholders, and currently has no plans for similar payments in the future.

Disclosure regarding the change in the TSR performance conditions in respect to PSU awards

In connection with the compensation peer group update in 2023, the Compensation Committee set new TSR performance conditions for PSU awards, with the target payout at the 50th percentile of the new peer group (vs. 70th percentile of Russell 2000 prior to 2023) and a lower maximum payout percentage of 150% upon achievement of the 90th percentile of the peer group (vs. 175% at the 90th percentile prior to 2023).

We believe this adjustment in the TSR performance conditions for the PSU awards is a better reflection of the Company’s performance against its peers than was a comparison to the Russell 2000, and creates a more competitive incentive tool for our executives.

Increase share ownership requirements for directors and executives

We believe that having a share ownership requirement is vital to further align commonality of interests of our directors and executives with the success of the Company. In 2022, we updated our Share Ownership Guidelines to increase the directors' minimum shareholding requirement from 200% of the annual retainer to 300% of the annual retainer.

Our Compensation Committee will review and consider further increases in the share ownership requirements for our directors and executives. We would like to highlight that all of our directors and officers currently exceed the minimum share ownership requirement by a significant margin.

Disclose the level of shareholder engagement and disclose the feedback received from shareholders	We have included in this Circular a detailed overview of the level of our outreach efforts and the feedback collected from the 2023 engagements.
Majority voting requirement for election of directors	Starting in 2023, election of directors will require a majority of the votes cast at the shareholder meeting (for more information, see "Item No. 1 - Election of Directors" on page 9).

The vast majority of the shareholders who participated in the shareholder engagement meetings generally expressed that our executive compensation program aligned with their expectations. Furthermore, many of the shareholders appreciated the Company's recent Board refreshment and improvement in diversity on the Board of Directors.

In addition, the following points related to our executive compensation program, while not consistently raised during consultation with our shareholders during the last five of years, were raised by a major proxy advisory firm utilized by many of our shareholders.

Noted Proxy Advisory Concern	Change in Response to Feedback
Lack of negative shareholder feedback in the disclosure
•
In 2019 and 2020, we disclosed the shareholder feedback received during our extensive shareholder engagement in 2018 and 2019 and the changes in our executive compensation program in response to such feedback.
•
During the 2022 shareholder engagement, shareholders generally noted that our executive compensation program aligned with their expectations. Not having received negative shareholder feedback on our executive compensation program during the 2022 shareholder outreach, none was disclosed. Despite this, we made further changes to our executive program in 2022 to better align the program with market trends, such as increasing share ownership guidelines, and awarding an equal amount of PSUs and RSUs to all NEOs. In 2023, we launched an aggressive shareholder engagement program to solicit maximum feedback on our executive compensation program and included the collected feedback and our responses thereto in this Circular.

Inclusion of outsized compensation peers
•
Starting in 2021 and concluding in 2022, WTW was engaged to facilitate a peer group review exercise that solicited input from management (to understand relevant business peers) and the Compensation Committee.
•
The peer group approved by the Committee increased the number of peers from nine to fourteen, which is expected to produce reasonably consistent year-over-year data

•
The peer group is used to review target compensation for the CEO, although his pay has been unchanged since 2018, and from 2023 forward will be used to assess our relative TSR performance and for executive compensation comparisons more broadly.
•
Identifying relevant peers for which data are available remains a challenging proposition for IMAX given the nature of our business (global, entertainment, technology-based, famous brand, and not an exhibitor), and the fact that many of our peers in the media and technology industries are private or subsidiaries at larger organizations.
•
The peer group has a broader revenue range than the prevailing market practice to reflect a composite of globally complex companies within the extremely competitive global media and technology industries, from where IMAX draw its most critical talent.
•
For more discussion on our peer group evaluation, see "—Use of Market Data and Compensation Comparator Group" below.

Legacy Change-in-Control Provision for CEO
•
As discussed in prior years, the terms of Mr. Gelfond's change-in-control payments were originally negotiated as part of a shareholders agreement entered into in connection with the acquisition of IMAX twenty-nine years ago in 1994 and an incentive bonus granted in 2006 (see "Potential Payments Upon Termination or Change-in-Control" on page 68).
•
These legacy provisions provide Mr. Gelfond and the Company's former co-CEO and Chairman, Bradley J. Wechsler with the opportunity to earn two payments on a change-in-control, based on the value of the Company. Mr. Wechsler's employment with the Company ended in 2009, though he still retains his rights to receive such payments.
•
In response to the cited concern, the Company has reviewed this matter and believes that renegotiating legacy agreements with Mr. Gelfond would be impracticable. The Compensation Committee also continues to believe that these legacy provisions do align with shareholders' interests, while not creating undue risk.

Lack of Compensation Committee responsiveness and no Director participation in engagement
•
The shareholder engagement that was conducted in 2018 and 2019 was led by the Compensation Committee and as such included independent Directors of the Board.
•
In response to the feedback received during the 2018 and 2019 shareholder engagement, the Compensation Committee implemented numerous material changes to the Company's executive compensation program, including, among other things, the removal of front-loaded RSU awards and all stock options, the adoption of PSUs, and formulaic quantitative metrics for all NEOs (beginning 2023).
•
Members of the Board of Directors, including members of our Compensation Committee participated in virtually all of our 2023 shareholder engagement.

Use of Market Data and Compensation Comparator Group

From time to time the Compensation Committee undertakes a review of the companies that are used to provide insight into market competitive compensation levels and practices, with the particular focus on the compensation of our CEO.

For 2022, the Compensation Committee used the below peer group, which has remained consistent since October 2018 (other than as noted in the table's footnotes).

Ambarella, Inc.	Dolby Laboratories, Inc.	The Marcus Corporation
Avid Technology, Inc.	Glu Mobile Inc.(1)	TiVo Corporation (2)
Cinemark Holdings, Inc.	Harmonic, Inc.	World Wrestling Entertainment, Inc.
Cineplex, Inc.	Lions Gate Entertainment Corp.	Zynga Inc. (3)
(1)
Glu Mobile Inc. was acquired by Electronic Arts Inc. in August 2021. It was excluded from our compensation analysis this year.
(2)
TiVo merged with Xperi Holding Corporation in 2020. It was excluded from our compensation analysis this year.
(3)
Zynga Inc. was acquired by Take-Two Interactive Software, Inc. in May 2022. It was excluded from our compensation analysis this year.

During 2022, the Compensation Committee approved a new peer group, following a period of industry consolidation that reduced the number of the Company’s peers to nine. Following its review of the practices of the Company’s peer group, the Committee determined that no target compensation increases would be included in the CEO’s amended employment agreement with the Company, which was entered into in September 2022. Consequently, Mr. Gelfond’s target pay has remained unchanged since 2018. With respect to compensation benchmarking for the other NEOs, the Company and Committee considers a broad array of factors to determine whether any changes are warranted from one year to the next. The Company used the new peer group as a performance peer group for the relative TSR condition that is applicable to PSUs granted in 2023 and will use it for our executive compensation more broadly going forward.

Defining a relevant compensation and performance peer group continues to be challenging, given our diversified and unique business, history of innovative technology and product offerings, broad success in the worldwide entertainment market (with heavy focus on Hollywood motion picture entertainment) and the highly global nature of our employee base and operations (for example, we own approximately 71% IMAX China, a publicly-traded company on the Hong Kong Stock Exchange). While identifying potentially relevant peers, the following criteria was considered.

Industry representation and operations related to entertainment and technology

IMAX is an entertainment technology company, with a strong focus on Hollywood and international motion picture entertainment, and other events and experiences. We require talent with experience in these areas, and we need to ensure we are competitive with other companies operating in these spaces. Industries covering media and entertainment were considered, in addition to technology companies focused on audio, video and or imaging solutions.

Financial indicators within an appropriate range for market comparisons

We recognize that where possible, our comparator group should include companies of a generally similar size to IMAX, using financial indicators that provide a meaningful and consistent means of assessing size. Potential peers are assessed based on a revenue range of 0.5 – 3X IMAX, with gross margin and market capitalization considered as secondary reference points for informing how revenue is tracked and complexity of operations.

Global geographic footprints with exposure to growth markets outside North America	With IMAX China and the global nature of our operations, we require executives that have experience in multi-national companies, ideally including China.

Other factors related to our value proposition including the IMAX brand and the growing experience economy	Subjective consideration was given to the brand prominence and value of potential peers, along with their presence in emerging strategic areas for IMAX.

Based on the above considerations, the Compensation Committee approved the following 14-company peer group for 2023 compensation.

Ambarella, Inc.	Dolby Laboratories, Inc.	The Marcus Corporation
Avid Technology, Inc.	fuboTV Inc.*	WildBrain Ltd.*
Cinemark Holdings, Inc.	Harmonic, Inc.	World Wrestling Entertainment, Inc.
Cineplex, Inc.	Knowles Corporation*	Xperi Holding Corporation*
Corsair Gaming, Inc.*	Lions Gate Entertainment Corp.

(*) New peer relative to the peer group approved in 2018.

Relative to the prior group, three companies were removed due to industry consolidation and acquisition activity (Glu Mobile, Inc., TiVo Corporation, and Zynga, Inc.). Five companies were added to the peer group. These companies provide good comparisons to IMAX in global markets, in adjacent industries (Corsair, Knowles and Xperi) and in the streaming space (fuboTV and WildBrain).

When data for this group of companies is insufficient or inappropriate for the purpose of market comparisons, alternative references such as survey data are considered instead. The Compensation Committee reviews data for similarly situated roles when assessing and setting target total direct compensation for the NEOs. While comparator group and survey data are both useful tools in assessing compensation, it must ultimately be evaluated using sound business judgment based on specific knowledge of IMAX and its leaders. As such, both target and actual total direct compensation will depend on a variety of factors in addition to market data, including individual and Company performance, critical skills and capabilities, relative contribution, and retention.

Relative TSR Comparator Group

For PSUs granted in 2020, 2021, and 2022, relative TSR performance is assessed relative to the Russell 2000 constituents. For 2023 PSUs, relative TSR performance will be assessed relative to the new peer group discussed above.

Managing Compensation Risk

The Compensation Committee has determined, based on an assessment of the Company’s executive compensation programs completed by management, that our compensation policies and programs do not give rise to inappropriate risk taking or risks that are reasonably likely to have a material adverse effect on the Company. Central to that assessment is the fact that our compensation plans balance short-term and long-term incentives with the use of both cash and equity. This exposure to variable pay and the long-term sustainability of our stock price aligns our NEOs’ interests with those of our shareholders.

In addition, there are a number of additional policies that have been implemented with a view to further mitigating risks that may arise.

Share Ownership Guidelines
•
Requires individuals to accumulate a significant ownership stake in IMAX so they are incentivized to maximize sustainable long-term returns for our shareholders
•
Applies to the CEO, current NEOs, other executives and members of the Board of Directors
•
Four-year time horizon to achieve ownership requirement, with annual milestones of 25% of the guideline
•
If an individual does not achieve the ownership guideline within the required time frame, the Company retains the ability to require 100% retention of awards granted under the equity programs or a reduction in incentive awards

Compliance with the Share Ownership Guidelines is assessed annually on April 1 based on a two-year average stock price. As at April 1, 2023, each NEO who is subject to the Share Ownership Guidelines continued to meet their respective share ownership requirement, either through full compliance or by progressing toward their increased guideline following a promotion.

Name (1)	Guideline (% salary)		Current Ownership (% of salary)
Richard L Gelfond	500%		1,087%
Natasha Fernandes	25%	(2)	34%
Megan Colligan(3)	100%		252%
Robert D. Lister	100%		378%
Mark Welton	100%		318%
(1)
Mr. Sparacio is not included in this table as he was not subject to the Share Ownership Guidelines as of April 1, 2023.
(2)
Ms. Fernandes became subject to the Share Ownership Guidelines in 2022 and is currently required to hold 25% of her salary in the equivalent of shares. She will be required to hold at least 100% of her salary in the equivalent of shares effective May 1, 2026.
(3)
On March 13, 2023, Ms. Colligan and the Company agreed that she will conclude her employment with the Company on April 30, 2023.

Clawback Policy
•
The Company’s Clawback Policy, which applies to all other executive officers, allows the Company to clawback awards of cash and equity payments in the case of restatements of financial statements due to the gross negligence of or any willful act or omission of an executive officer of the Company
•
Ability to seek recoupment is subject to the applicable laws, rules or regulations and Company policy
•
The Clawback Policy is publicly available on the “Governance” page of the Company’s Investor Relations website
•
The Gelfond Agreement contains provisions that allows the Company to clawback awards of cash and equity incentive payments in the case of no-fault or at-fault restatements

Hedging and Pledging
•
Pursuant to our Policy and Procedure on Insider Trading, executive officers, directors, employees and others subject to the policy are prohibited from hedging and pledging
•
Hedging includes trading in publicly-traded options, puts, calls or other derivative instruments that are designed to hedge or offset decreases and increases in the value of Company securities, including, without limitation, prepaid variable forward contracts, equity swaps, collars and exchange funds
•
Pledging includes pledging Company securities as collateral for a loan, including through the use of margin accounts with a broker

Pay and Performance in 2022

Base Salary

NEOs’ base salaries are set out in their employment agreements, where applicable. The following base salaries were in place during 2022. The base salaries for Ms. Colligan and Messrs. Lister and Welton were increased pursuant to the terms of each NEO's respective employment agreement.

Name	Currency	2021 Salary	2022 Salary	Change
Richard L. Gelfond	USD	1,200,000	1,200,000	0.0%
Natasha Fernandes (1)	CAD	-	460,161	-
Joseph Sparacio (2)	USD	500,000	500,000	0.0%
Megan Colligan (3)	USD	1,030,000	1,050,000	+1.9%
Robert D. Lister	USD	738,450	760,604	+3.0%
Mark Welton	CAD	750,750	773,273	+3.0%
(1)
Ms. Fernandes was appointed Chief Financial Officer on May 1, 2022, and this represents her salary on the date of her appointment.
(2)
Mr. Sparacio was appointed as Interim Chief Financial Officer effective June 1, 2021, a role he held until April 30, 2022.
(3)
On March 13, 2023, Ms. Colligan and the Company agreed that she will conclude her employment with the Company on April 30, 2023.

Annual Cash Bonus Awards

In determining the annual cash bonus, the Compensation Committee assesses a combination of each NEOs’ performance and Company performance and the level of compensation that performance would deliver based on a pre-established target bonus opportunity. NEO 2022 target bonuses as a percentage of base salary were unchanged relative to 2021: Mr. Gelfond's and Ms. Colligan's targets were 100%, Mr. Lister's target was 60%, and Mr. Welton's target was 70%. Ms. Fernandes’ target bonus was set at 50% of salary for 2022, and Mr. Sparacio was not eligible for a 2022 annual cash bonus given the interim nature of his role.

CEO Performance Assessment

The CEO’s annual cash bonus is assessed based on two elements: (i) a formulaic component based on a scorecard of financial and operational metrics weighted at 80%, and (ii) a discretionary component based on an assessment by the Compensation Committee of key strategic achievements during the year weighted at 20%. In respect of the formulaic component, threshold performance equates to a payout of 50% of the weighted target bonus, target performance equates to a payout of 100% of the weighted target bonus, and maximum performance equates to a payout of 200% of weighted target bonus. Straight-line interpolation is used to calculate payouts between threshold and target, and target and maximum.

Formulaic Component (80%)

Performance Metric (1)	Weight (2)	Threshold	Target	Maximum	Actual Achievements	Actual % of Target	Payout
Adjusted EBITDA	25%	$79.2M	$93.2M	$111.8M	$84.5M	90.7%	68.9%
Global Box Office	25%	$789.5M	$928.8M	$1.2B	$849.7M	91.4%	71.6%
Liquidity	15%	$415.9M	$489.3M	$587.2M	$520.1M	106.3%	131.4%
Connected Systems	10%	93	185	222	185	100.0%	100.0%
Adjusted EPS(3)	5%	$0.31	$0.36	$0.45	$0.06	16.7%	0.0%
(1)
See “Non-GAAP Financial Measures” on page 90 for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. GAAP measure and a description of how the non-GAAP numbers are calculated from our audited financial statements.
(2)
Together with the discretionary bonus of 20%, these components make up 100% of the CEO’s annual cash bonus award.
(3)
Includes a tax valuation allowance resulting in a negative impact of $16.5 million or $0.29 per share for the year ended December 31, 2022 (2021 — $14.7 million or $0.25 per share).

Each year the Committee reviews the performance metrics used in the scorecard to ensure such metrics align with the Company’s current financial and strategic goals. For 2022, the weighting of GBO increased from 10% to 25% reflecting the importance of this metric as the industry recovers from the pandemic. New theatre signings was replaced by Connected Systems, reflecting the importance of this measure in the Company's strategic initiative to grow revenue across events and experiences. Adjusted EPS was included to the scorecard to align the Company's performance with executive compensation. In 2022, the CEO’s performance based on the above scorecard resulted in an achievement of 81.1% of target bonus in respect of the formulaic component, or 64.9% of the overall target bonus (adjusted for the weighting at 80% of the overall cash bonus).

Discretionary Component (20%)

The Compensation Committee believes it is important to also look at the CEO’s individual performance to incentivize and reward efforts in areas that are not necessarily quantifiable yet nonetheless important to our continued success. Areas considered generally reflect key strategic achievements during the year that are leading indicators of our future performance. In reviewing the CEO’s individual performance in 2022, the Compensation Committee noted the following achievements:

•
Guided the Company to financial results within 10% of budget for GBO, Revenue and Adjusted EBITDA despite continued market pressures, including COVID-related closures of much of the Company's 700+ China theatre network throughout the year and the ongoing suspension of IMAX's Russia/Belarus 60+ theatre network due to the Russia-Ukraine conflict;
•
Broke all of our previous global and domestic box office market share records;
•
Successfully advanced the global local language strategy, increasing local language title releases which contributed 16% to GBO numbers and leading to several strategic signings outside of our biggest markets of the US and China;
•
Successfully identified and closed the SSIMWAVE acquisition which aligns with IMAX’s 3.0 strategy and positions the company well in the next-gen technology space; and
•
Maximized brand alignment with "Avatar: The Way of Water", positioning it to be the highest performing first-run release in IMAX’s history.

In light of these achievements, the Compensation Committee scored the CEO a maximum in respect of the discretionary component, or 40% of the overall target bonus, with respect to the discretionary component.

Combining the formulaic component of $778,243 and discretionary component of $480,000 resulted in the Compensation Committee approving a total cash bonus for the CEO of $1,258,243 for 2022, versus a total cash bonus of $1,900,000 for 2021.

Other NEOs’ Performance Assessment

In 2022, the performance of the other NEOs who received annual cash bonuses was assessed based on (i) 50% on the Company’s achievement of the same corporate objectives identified for the CEO and described above and (ii) 50% on a qualitative evaluation of individual performance. The CEO evaluates the performance of the non-CEO NEOs and recommends the annual bonus level of such NEOs to the Compensation Committee. In assessing individual performance of other NEOs, the Compensation Committee considered the following:

Name	2022 Key Achievement
Natasha Fernandes
•
Managed overall financial strategy and budgets, delivering results within 10% of budget for GBO, revenue, and Adjusted EBITDA despite continued market pressures and an SG&A consistent with budget
•
Delivered positive Adjusted EBITDA results for China during an extended theatre closure period by implementing cost savings strategies and discipline
•
Successfully negotiated a 5-year renewal of our revolving credit facility under terms more favorable than market

Megan Colligan
•
Enhanced the Company's content slate with Filmed in IMAX titles, including blockbuster hits such as "Top Gun: Maverick" and "Black Panther 2: Wakanda Forever", contributing to strong global and domestic box office market share results

Robert D. Lister
•
Successfully negotiated and closed the SSIMWAVE acquisition which aligns with IMAX's 3.0 strategy and positions the Company well in the next generation technology space
•
Led the Company's response to key global challenges, such as the Russia-Ukraine conflict and exhibitor bankruptcies, and helped manage IMAX China and the Company's HR division through key transitions

Mark Welton
•
Guided the Company to 92 IMAX system installations, higher than the midpoint communicated to investors of 80-100 and 185 Connected Systems installations, despite global challenges
•
Restructured over 95% of backlog with required roll outs, new contracts, and substantial payments for regions outside of North America and China

2022 Annual Cash Bonus Outcomes

The NEO’s performance described above resulted in the Compensation Committee approving the following annual bonus payments in respect of 2022:

Name	Currency	Target Bonus (% of salary)	Target Bonus ($)	Actual Bonus ($)	Actual Bonus (% of target)(1)
Richard L. Gelfond	USD	100%	$1,200,000	$1,258,243	105%
Natasha Fernandes (2) & (3)	USD	50%	$169,876	$250,000	147%
Joseph Sparacio (4)	USD	—	—	—	—
Megan Colligan	USD	100%	$1,050,000	$680,000	65%
Robert D. Lister	USD	60%	$456,362	$500,000	110%
Mark Welton (5)	USD	70%	$399,654	$500,000	125%
(1)
Expressed relative to eligible earnings for the year.
(2)
Ms. Fernandes was appointed Executive Vice President and Chief Financial Officer effective May 1, 2022.
(3)
Ms. Fernandes' annual cash bonus is paid in Canadian dollars. An exchange rate of US$1.00=Cdn$1.3544 has been applied to convert such amounts from Canadian dollars to U.S. dollars.
(4)
Mr. Sparacio was not eligible for a cash bonus and concluded his role as Interim Chief Financial Officer on April 30, 2022.
(5)
Mr. Welton’s annual cash bonus is paid in Canadian dollars. An exchange rate of US$1.00=Cdn$1.3544 has been applied to convert such amounts from Canadian dollars to U.S. dollars.

Long-Term Incentives Granted in 2022

Long-term incentive awards provide a direct alignment of interests with our shareholders given the exposure to movements in IMAX’s stock price over a multi-year period. Such awards additionally recognize the scope of a role’s responsibility, rewards demonstrated performance, and encourages retention of talent and continuity in executive leadership. The level of value ultimately realized will largely reflect their successful execution of our strategy and ability to deliver long-term sustainable growth.

In 2022, all eligible NEOs received an equally weighted mix of long-term incentives in the form of two types of equity-based awards that enable the Compensation Committee to achieve a combination of objectives.

•
PSUs enable the Compensation Committee to incentivize and reward performance over a multi-year period, with the level of payout directly contingent on the performance delivered; and
•
RSUs help retain senior leaders, whose experience and contributions are critical to the successful execution of our strategy.

Being equity-based, both RSUs and PSUs have an inherent connection to the Company’s stock price performance and the direct interests of our shareholders. The Compensation Committee approves all long-term incentive awards to NEOs. In 2022, the CEO’s long-term incentive awards were granted on January 2, 2022 pursuant to the Gelfond Agreement. All other NEOs’ (other than Mr. Sparacio) long-term incentive awards were granted on March 7, 2022 in connection with their participation in the annual equity grant process as appropriate. See “2022 Summary Compensation Table” on page 60 for additional information on the NEOs’ 2022 long-term incentive awards. All NEOs who are current employees are subject to Share Ownership Guidelines as discussed in further detail above. In determining the award values the Compensation Committee considers several factors:

Individual performance	Company performance	Role scope and responsibility	Salary	Internal relativities	Market Data and Practices	Equity availability

The key features of the awards made in 2022 were as follows:

PSUs
•
A PSU represents a contingent right to receive one Common Share of IMAX
•
Represents 50% of the target award value for all NEOs, an increase from 33% in 2021 for all non-CEO NEOs
•
Award determined by dividing the target value by the fair market value on the date of grant, which for the relative TSR component is based on a Monte Carlo valuation
•
Subject to average annual Adjusted EBITDA growth (60%) performance condition and relative TSR vs. the Russell 2000 (40%) performance and market condition
•
Performance is measured over three years starting on January 1 in the year of grant

RSUs
•
An RSU represents a contingent right to receive one Common Share of IMAX
•
Represents 50% of the target award value for all NEOs
•
Award determined by dividing the target value by the fair market value on the date of grant
•
Awards vest in three tranches on the first (33%), second (33%) and third (34%) anniversary of the date of grant

In 2022, the following awards were granted to NEOs. The size and mix of annual equity grants are determined in the relevant provision of each NEO’s employment agreement as guided by the factors above. All values below are shown in USD.

Name	Target Grant Value ($)	Total Actual Grant Date Value ($)	2022 PSU Award (#)	2022 PSU Award Grant Date Value ($)	2022 RSU Award (#)	2022 RSU Award Grant Date Value ($)
Richard L. Gelfond	5,500,000	5,499,961	144,571	2,749,979	154,147	2,749,982
Joseph Sparacio	100,000	99,999	—	—	4,948	99,999
Natasha Fernandes	600,000	599,994	7,422	149,999	22,266	449,996
Megan Colligan	1,700,000	1,699,973	38,050	849,981	42,058	849,992
Robert D. Lister	1,450,000	1,449,973	32,454	724,979	35,873	724,993
Mark Welton	1,450,000	1,449,973	32,454	724,979	35,873	724,993

The 2022 PSU awards were granted subject to the following stretching performance goals, which were established in 2020 and used for PSUs granted in 2020, 2021, and 2022.

Average Annual Adjusted EBITDA Growth Over the Performance Period	PSU Vesting (% of Target)	Relative TSR Percentile Rank vs. Russell 2000 Over the Performance Period	PSU Vesting (% of Target)
<5.0%	0%	< 40th	0%
5.0%	50%	40th	37.5%
10.0%	75%	50th	50%
12.5%	100%	60th	75%
15.0%	125%	70 th	100%
17.5%	150%	80th	125%
≥20.0%	175%	≥90th	175%

Given the interim nature of Mr. Sparacio's role, he was not eligible to receive an annual equity grant of PSUs and RSUs in March. His service as Interim Chief Financial Officer concluded on April 30, 2022 and, as disclosed last year, in recognition of the extension of his services beyond the period initially contemplated, Mr. Sparacio received one-time RSU award of $100,000 granted on March 7, 2022. This award subsequently vested on the conclusion of Mr. Sparacio’s services to IMAX on April 30, 2022, upon the appointment of Ms. Fernandes as the Company's Chief Financial Officer.

Additional information regarding the treatment on termination can be found in “Potential Payments upon Termination or Change-in-Control” on page 68, which provides details of the NEOs’ employment and change-in-control agreements.

Performance Stock Units Vesting

In 2020, NEOs were granted PSU awards (the "2020 PSU Awards") subject to the same Adjusted EBITDA and relative TSR goals summarized above. The three-year performance period (2020-2022) for these awards concluded on December 31, 2022, with awards vesting in the first quarter of 2023. The PSU awards granted to NEOs in 2021 and 2022 are subject to the same performance measures.

•
60% of the 2020 PSU Awards were subject to the Adjusted EBITDA goals. Based on the Company's average annual Adjusted EBITDA growth of over 20% over the three-year performance period, the 2020 PSU Awards subject to the Adjusted EBITDA metrics were scored at 175% in accordance with the pre-determined Adjusted EBITDA performance goals.
•
40% of the 2020 PSU Awards were subject to the relative TSR goals. IMAX ranked below the 40th percentile of the Russell 2000 TSR over the three-year period, resulting in no vesting in respect of the 2020 PSU Awards subject to the TSR metrics.

In combination, these achievements resulted in the awards vesting at 105% of target PSU awards. The above vesting conditions were approved prior to the onset of COVID-19, and no adjustments were made to the performance goals in light of the impact of COVID-19 on the Company's business and financial performance. The Compensation Committee believes that the Company surpassing the Adjusted EBITDA goals reflects IMAX's successful performance in the face of the unprecedented challenges stemming from the

COVID-19 pandemic, which significantly exceeded the recovery of the conventional exhibition industry, and underscored the NEOs' strong performance in managing the Company through this challenging time. The Compensation Committee further believes that subjecting the PSU awards to a multiyear performance period furthers the Company’s objective of retaining key members of senior management.

Other Elements of Compensation

Retirement and Pension Plans

All employees are offered the opportunity to participate in at least one capital accumulation plan, to aid them in preparation for their future retirement. The exact nature of the plans offered for which an employee is eligible, including our NEOs, varies based on both their country of residence and level of seniority.

Retirement Plans
•
Available to eligible employees, which we believe allows our employees to benefit from tax-advantaged savings plans and is part of providing a competitive compensation package to retain talent
•
Defined contribution employee retirement plans in various jurisdictions, including under Section 401(k) of the U.S. Internal Revenue Code (the “401(k) Plan”) and Registered Retirement Savings Plans in Canada
•
Contributions are made to the plan based on a fixed percentage of each employee’s earnings
•
NEOs participate on terms consistent with all other eligible employees

Arrangements for our CEO
•
The Company provides supplemental benefits for the CEO, which we believe is a way to help retain our CEO by contributing to a competitive overall compensation package
•
SERP
o
Unfunded defined benefit arrangement
o
The value of the SERP is fixed at the amount of $20.3 million pursuant to the Gelfond Agreement
o
Benefits are 100% vested such that in the event of employment termination, other than for cause (as defined in the Gelfond Agreement), our CEO is entitled to receive the benefits as a lump sum
•
Unfunded Retiree Medical Benefit Plan
o
Covers Mr. Gelfond and his eligible dependents
o
Provides that the Company will maintain retiree health benefits until Mr. Gelfond becomes eligible for Medicare
o
Thereafter, the Company will provide Medicare supplemental coverage, as selected by Mr. Gelfond. If such supplemental coverage is not permitted, Mr. Gelfond will be entitled to an annual cash payment equal to the value of such coverage
o
Mr. Gelfond is fully vested in this plan

For more information on the SERP and the retiree medical benefit plan, please see “2022 Pension Benefits” on page 67.

Other Benefits

We periodically review the levels of personal benefits and perquisites provided to the NEOs to ensure competitiveness and value to the employees and to promote their health and wellness. The benefits provided are intended to be market competitive, with the goal of ensuring that our senior executives are focused on their health and well-being which we hope will better enable them to discharge their duties and effectively focus on their contributions to IMAX.

The supplemental health plan and executive wellness allowance exist to ensure that our medical benefits remain competitive in the market, and to ensure that our most senior executives are focused on health and well-being.

•
Executive Supplemental Health Plan: This plan, which covers certain of our senior executives located in the United States including our NEOs, provides expanded coverage and reimbursement of services not covered by our medical, dental and vision plans.
•
Executive Wellness Allowance: Certain senior executives, including all of our NEOs, can submit for reimbursement up to $2,500 in qualifying wellness costs each year.
•
Car Benefits: Certain senior executives are provided either with use of Company car or a car allowance, along with the opportunity to submit reasonable car-related expenses for reimbursement.
•
Death-in-Service Benefit: Certain senior executives are entitled to receive a cash death benefit through our life insurance policies. In the event of the executive’s death prior to actual retirement at age 65, the executive’s designated beneficiaries would be entitled to receive a lump sum payment amount equal to two times the executive’s base salary, subject to prescribed maximums. In addition to our broader policy covering all executives, we have agreed to reimburse Mr. Gelfond for the costs of premiums associated with additional life insurance policies.
•
Reimbursement of Qualifying Expenses: Certain senior executives are eligible to submit for reimbursement qualifying expenses related to tax, financial and estate planning services, charitable giving, as well as business club memberships and incidentals.

Additional Information

Employment and Change-In-Control Agreements

Currently, we have written employment agreements or offer letters with all our NEOs, which are described in detail below in “Potential Payments upon Termination or Change-in-Control” on page 68. We believe that these agreements are critical to attract and retain talent and to motivate and properly incentivize our NEOs, while still allowing the Compensation Committee and the CEO requisite discretion to determine overall compensation in a given year. These employment agreements specify details of the approach to salary, bonus, equity awards, and restrictive covenants surrounding executive officer employment, including non-competition and non-solicitation provisions. Generally, the agreements are established at the time of hire and are amended from time to time to extend or modify the terms of employment, including to reflect compensation decisions resulting from a promotion or other change in job responsibility.

With the exception of Mr. Sparacio’s agreement, each NEO’s employment arrangement requires that we make certain payments to the relevant NEO in the event of a termination of employment for various reasons, including, upon a change-in-control of the Company. The provisions are designed to promote stability and continuity of senior management in the event of a transaction involving a change-in-control. Our severance and change-in-control benefits were determined on the basis of market practices to provide this stability as well as competitive overall compensation packages to the NEOs. No NEO has a “single-trigger” change-in-control benefit; all such provisions require a qualifying termination of employment following a change-in-control event.

Mr. Gelfond’s agreement includes provisions originally negotiated as part of a shareholders agreement entered into in connection with his acquisition of IMAX twenty-nine years ago, in 1994, and an incentive bonus granted in 2006 (see "Potential Payments Upon Termination or Change-in-Control" on page 68). These legacy provisions provide Mr. Gelfond and the Company's former co-CEO and Chairman, Bradley J. Wechsler with the opportunity to earn two payments on a change-in-control, based on the value of the Company. Mr. Wechsler's employment with the Company ended in 2009, though he still retains his rights to receive such payments. The Compensation Committee has reviewed these provisions and believes that renegotiating legacy agreements at this time with Mr. Gelfond and/or Mr. Wechsler would be impracticable. The Compensation Committee also continues to believe that these legacy provisions align with shareholders' interests, while not creating undue risk.

For a description of these agreements and terms, please see “Potential Payments upon Termination or Change-in-Control” on page 68.

Tax and Accounting Considerations

To the extent that any compensation paid to the NEOs constitutes a deferral of compensation within the meaning of Section 409A of the Internal Revenue Code, we intend to cause the compensation to comply with the requirements of Section 409A and to avoid the imposition of penalty taxes and interest upon the participant receiving the award. In determining the form and amount of compensation awarded we look mainly to the compensation principles and objectives outlined above while also considering the impact of Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation – Stock Compensation”.

Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of compensation paid to certain top executives to $1.0 million per taxable year. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), there was an exemption from this $1.0 million deduction limit for compensation payments that qualified as “performance-based” under applicable regulations. In 2017, we modified our annual bonus program to comply with the requirements of Section 162(m), including Compensation Committee approval of metrics and targets at the beginning of the fiscal year. However, the enactment of the Tax Act eliminated the performance-based compensation exemption, except with respect to certain grandfathered arrangements.

COMPENSATION COMMITTEE REPORT

The members of the Compensation Committee hereby state that they have reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2022, with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Circular.

April 26, 2023	Respectfully submitted,

Kevin Douglas (Chair)
Steve Pamon Dana Settle

2022 SUMMARY COMPENSATION TABLE

The table below sets forth the compensation earned by the NEOs during the last three completed fiscal years.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)			Total ($)
Richard L. Gelfond	2022	1,200,000	5,499,961	(2)	1,258,243	-	(3)	79,800	(4)	8,038,004
Chief Executive Officer	2021	1,200,000	5,899,985		1,900,000	-		81,457		9,081,442
and Director	2020	1,200,000	5,499,962		-	163,489		58,988		6,922,439
Natasha Fernandes(5)(6)	2022	336,032	599,994	(7)	250,000	-		38,352	(8)	1,224,377
Chief Financial Officer and	2021	-	-		-	-		-		-
Executive Vice President	2020	-	-		-	-		-		-
Joseph Sparacio(9)	2022	166,667	99,999	(10)	-	-		10,153	(11)	276,819
Former Interim Chief Financial Officer	2021	291,667	649,980		-	-		10,652		952,298
Megan Colligan	2022	1,045,000	1,699,973	(12)	680,000	-		49,487	(13)	3,474,460
President, IMAX Entertainment and	2021	1,030,000	1,839,872		1,100,000	-		41,050		4,010,922
and Executive Vice President	2020	1,029,222	1,499,999		-	-		53,268		2,582,489
Robert D. Lister	2022	755,065	1,449,973	(14)	500,000			67,496	(15)	2,772,534
Chief Legal Officer and	2021	738,450	1,760,093		500,000	-		63,620		3,062,163
Senior Executive Vice President	2020	737,842	1,399,993		-	-		51,171		2,189,006
Mark Welton (16)	2022	566,777	1,449,973	(17)	500,000	-		59,151	(18)	2,575,900
President, IMAX Theatres	2021	592,168	1,750,685		500,000	-		63,473		2,906,326
	2020	558,944	1,399,993		-	-		39,299		1,998,236
(1)
As required by SEC rules, the “Option Awards” and “Stock Awards” columns in this Summary Compensation Table reflect the aggregate grant date fair values of stock options, PSUs and RSUs, respectively, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (with no reductions for forfeitures). See Note 18(c) of Notes to Consolidated Financial Statements in Item 8 of the 2022 Form 10-K, for the assumptions used to calculate the fair value of the stock options, PSUs and RSUs. Whether, and to what extent, an NEO realizes value with respect to stock option, PSU or RSU awards will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(2)
This amount represents the grant date fair value of 154,147 RSUs and 144,571 PSUs granted on January 2, 2022 pursuant to the Gelfond Agreement.
(3)
The carrying value of Mr. Gelfond’s pension benefits under the SERP decreased due to changes in actuarial assumptions. The total benefit payable to Mr. Gelfond under the SERP (as defined herein) is fixed at $20.3 million. See Note 24(a) of Notes to Consolidated Financial Statements in Item 8 of the 2022 Form 10-K, for more information related to the SERP.
(4)
This amount reflects: (i) $7,625 for contributions to his 401(k) retirement plan; (ii) $19,495 for the supplemental health reimbursement premiums; (iii) $32,503 for allowance for personal automobile use; (iv) $17,677 for memberships, gifts and donations; and (v) $2,500 reimbursement under the Executive Wellness Plan.
(5)
Ms. Fernandes was appointed Executive Vice President and Chief Financial Officer effective May 1, 2022.
(6)
Ms. Fernandes' salary, bonus, non-equity incentive plan compensation and all other compensation are paid in Canadian dollars. An exchange rate of US$1.00= Cdn$1.3544 in 2022 has been applied to convert such amounts from Canadian dollars to U.S. dollars.
(7)
This amount represents the grant date fair value of 22,266 RSUs and 7,422 PSUs granted on March 7, 2022 pursuant to Ms. Fernandes' employment agreement.
(8)
This amount reflects: (i) $16,802 for contributions to her retirement plan; (ii) $19,966 for allowance for personal automobile use; and (iii) $1,584 reimbursement for the Executive Wellness Plan.
(9)
Mr. Sparacio was appointed as Interim Chief Financial Officer effective June 1, 2021 and concluded his role as Interim Chief Financial Officer on April 30, 2022.
(10)
This amount reflects the grant date fair value of 4,948 RSUs that were granted to Mr. Sparacio on March 7, 2022. The RSUs vested and converted to Common Shares on April 30, 2022.
(11)
This amount reflects: (i) $4,167 for contributions to his 401(k) retirement plan; (ii) $5,568 for the supplemental health reimbursement premiums; and (iii) $418 for transportation related expenses.
(12)
This amount represents the grant date fair value of 42,058 RSUs and 38,050 PSUs granted on March 7, 2022 pursuant to Ms. Colligan's employment agreement.
(13)
This amount reflects: (i) $19,494
for the supplemental health reimbursement premiums; (ii) $16,337 for the allowance for personal automobile; (iii) $7,625 for contributions to her 401(k) retirement plan, (iv) $5,811 for other incidentals; and (v) $220 reimbursement for the Executive Wellness Plan.

(14)
This amount represents the grant date fair value of 35,873 RSUs and 32,454 PSUs granted on March 7, 2022 pursuant to Mr. Lister's employment agreement.
(15)
This amount reflects: (i) $19,494 for the supplemental health reimbursement premiums; (ii) $31,979 for allowance for personal automobile use; (iii) $7,625 for contributions to his 401(k) retirement plan; (iv) $4,100 for professional services; (v) $2,500 reimbursement for the Executive Wellness Plan and (vi) $1,348 for other incidentals; and (vii) $450 for Insurance premiums.
(16)
Mr. Welton’s salary, bonus, non-equity incentive plan compensation and all other compensation are paid in Canadian dollars. An exchange rate of US$1.00= Cdn$1.3544 in 2022 and US$1.00= Cdn$1.2678 in 2021 and US$1.00= Cdn$1.3415 in 2020 has been applied to convert such amounts from Canadian dollars to U.S. dollars.
(17)
This amount reflects the grant date fair value of 35,873 RSUs and 32,454 PSUs granted on March 7, 2022 pursuant to Mr. Welton's employment agreement.
(18)
This amount reflects: (i) $22,726 for contributions to his retirement plan; (ii) $24,165 for allowance for personal automobile use; (iii) $ 10,414 for life insurance payments and taxable benefit reimbursement; and (iv) $1,846 reimbursement for the Executive Wellness Plan.

The material terms of the NEOs’ employment agreements are described below in “Potential Payments upon Termination or Change-in-Control” and such summaries are qualified in their entirety by the full text of such agreement.

2022 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information relating to grants of PSUs and RSUs made to NEOs during the fiscal year ended December 31, 2022 under any plan, including awards that subsequently have been transferred.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards (2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)(3)	Maximum (#)(4)	All Other Stock Awards: Number of Shares or Stock or Units (5) (#)		Grant Date Fair Value of Stock and Option Awards (6) ($)
Richard L. Gelfond		-	1,200,000	2,400,000	-	-	-	-		-
	Jan 2, 2022	-	-	-	-	144,571	252,999	-		2,749,979
	Jan 2, 2022	-	-	-	-	-	-	154,147	(7)	2,749,982
Natasha Fernandes(8)			169,877
	Mar 7, 2022					7,422	12,988			149,999
	Mar 7, 2022	-	-	-	-	-	-	22,266	(9)	449,996
Joseph Sparacio(10)		-		-	-	-	-	-		-
	Mar 7, 2022	-	-	-	-			4,948	(11)	99,999

Megan Colligan(12)		-	1,050,000	-	-	-	-	-		-
	Mar 7, 2022	-	-	-	-	38,050	66,587	-		849,981
	Mar 7, 2022	-	-	-	-	-	-	42,058	(13)	849,992
Robert D. Lister		-	456,362	-	-	-	-	-		-
	Mar 7, 2022	-	-	-	-	32,454	56,794	-		724,979
	Mar 7, 2022	-	-	-	-	-	-	35,873	(14)	724,993
Mark Welton(15)		-	399,654	-	-	-	-	-		-
	Mar 7, 2022	-	-	-	-	32,454	56,794	-		724,979
	Mar 7, 2022	-	-	-	-	-	-	35,873	(16)	724,993
(1)
Represents annual cash bonus awards. The Target column reflects the award granted had we achieved all of our 2022 performance measures at target. See “Compensation Discussion and Analysis — Pay and Performance in 2022 — Annual Cash Bonus Awards" on page 51. Mr. Gelfond has a maximum annual bonus opportunity pursuant to his employment agreement of 200% of his salary. Actual payouts are reported in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table."
(2)
Each PSU represents a contingent right to receive one Common Share. The number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance versus the established Adjusted EBITDA and TSR targets. All PSUs were awarded under the IMAX LTIP.
(3)
This amount represents the PSUs granted in 2022.
(4)
This amount represents the maximum vesting opportunity available for the PSUs granted in 2022, which will be evaluated at the conclusion of the three-year performance period depending upon actual performance versus the established Adjusted EBITDA and TSR targets.
(5)
Each RSU represents a contingent right to receive one Common Share. All RSUs were awarded under the IMAX LTIP.
(6)
This amount represents the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 (with no reductions for expected forfeitures). See Note 18(c) of Notes to Consolidated Financial Statements in Item 8 of the 2022 Form 10-K, for the assumptions used to calculate the fair value of the RSUs and PSUs. Whether, and to what extent, an NEO realizes value with respect to stock option, RSU or PSU awards will depend on our actual operating performance, stock price fluctuations and the NEO’s continued employment.
(7)
These RSUs represent 154,147 RSUs granted on January 2, 2022 pursuant to the Gelfond Agreement. These RSUs vest and will convert to Common Shares in three installments: 51,382 on each of January 2, 2023 and January 2, 2024 and 51,383 January 2, 2025.
(8)
Ms. Fernandes' estimated future payouts under non-equity incentive plan awards are paid in Canadian dollars. An exchange rate of US$1.00= Cdn$1.3544 in 2022 has been applied to convert such amounts from Canadian dollars to U.S. dollars.
(9)
These RSUs represent 22,266 RSUs granted on March 7, 2022. The RSUs vest and will convert to Common Shares in three installments: 7,422 on each of March 7, 2023, March 7, 2024 and March 7, 2025.
(10)
Mr. Sparacio concluded his role as Interim Chief Financial Officer on April 30, 2022.
(11)
These RSUs all vested and were converted to Common Shares on April 30, 2022.
(12)
Ms. Colligan will conclude her employment with the Company on April 30, 2023.
(13)
These RSUs represent 42,058 RSUs granted on March 7, 2022 pursuant to Ms. Colligan's employment agreement. These RSUs vest and will convert to Common Shares in three installments: 14,019 on each of March 7, 2023 and March 7, 2024 and 14,020 on March 7, 2025.
(14)
These RSUs represent 35,873 RSUs granted on March 7, 2022 pursuant to Mr. Lister's employment agreement. These RSUs vest and will convert to Common Shares in three installments: 11,957 on each of March 7, 2023 and March 7, 2024 and 11,959 on March 7, 2025.
(15)
These RSUs represent 35,873 RSUs granted on March 7, 2022 pursuant to Mr. Welton's employment agreement. These RSUs vest and will convert to Common Shares in three installments: 11,957 on each of March 7, 2023 and March 7, 2024 and 11,959 on March 7, 2025.

(16)
Mr. Welton's estimated future payouts under non-equity incentive plan awards are paid in Canadian dollars. An exchange rate of US$1.00= Cdn$1.3544 in 2022 has been applied to convert such amounts from Canadian dollars to U.S. dollars.

Additional terms and conditions of the PSUs and RSUs granted listed above are described below in “Potential Payments upon Termination or Change-in-Control” and such summaries are qualified in their entirety by the full text of such agreement.

OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END

The following table sets forth information relating to unexercised equity awards for each NEO outstanding as of December 31, 2022.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard L. Gelfond	426,695	—		27.20	February 21, 2024	—		—		—		—
	467,625	—		29.58	January 5, 2025	—		—		—		—
	486,284	—		31.40	June 7, 2026	—		—		—		—
	356,757	—		31.90	January 3, 2027	—		—		—		—
	452,675	—		23.20	January 2, 2028	—		—		—		—
	522,979	—		18.75	January 2, 2029	—		—		—		—
	—	—		—	—	44,716	(1)	655,537	(5)	—		—
	—	—		—	—	11,364	(2)	166,596	(5)	—		—
	—	—		—	—	104,167	(3)	1,527,088	(5)	—		—
	—	—		—	—	154,147	(4)	2,259,795	(5)
	—	—		—	—	—		—		53,684	(6)	787,007	(5)
	—	—		—	—	—		—		80,487	(7)	1,179,939	(5)
	—	—		—	—	—		—		54,428	(8)	797,914	(5)
	—	—		—	—	—		—		93,750	(9)	1,374,375	(5)
	—	—		—	—	—		—		52,083	(10)	763,537	(5)
	—	—		—	—	—		—		92,488	(11)	1,355,874	(5)
Natasha Fernandes	2,957	—		20.85	March 7, 2025	—		—		—		—
	1,856	796	(12)	22.49	March 7, 2026	—		—		—		—
	—	—		—	—	1,264	(13)	18,530	(5)	—		—
	—	—		—	—	1,715	(14)	25,142	(5)	—		—
	—	—		—	—	22,266	(15)	326,420	(5)	—		—
	—	—		—	—	—		—		1,263	(7)	18,516	(5)
	—	—		—	—	—		—		853	(9)	12,505	(5)
	—	—		—	—	—		—		7,422	(11)	108,807	(5)
Joseph Sparacio(16)	—	—		—	—	—		—		—		—
Megan Colligan	109,098	15,475	(17)	23.36	March 7, 2026	—		—		—		—
	—	—		—	—	25,270	(18)	370,458	(5)	—		—
	—	—		—	—	7,732	(19)	113,351	(5)	—		—
	—	—		—	—	30,482	(20)	446,866	(5)	—		—
	—	—		—	—	42,058	(21)	616,570	(5)	—		—
	—	—		—	—	—		—		17,773	(6)	260,552	(5)
	—	—		—	—	—		—		15,162	(7)	222,275	(5)
	—	—		—	—	—		—		7,460	(8)	109,364	(5)
	—	—		—	—	—		—		13,512	(9)	198,086	(5)
	—	—		—	—	—		—		12,815	(10)	187,868	(5)
	—	—		—	—	—		—		25,235	(11)	369,945	(5)
Robert D. Lister	54,805	—		31.85	March 7, 2023	—		—		—		—
	39,909	—		32.45	March 7, 2024	—		—		—		—
	55,910			20.85	March 7, 2025	—		—		—		—
	37,605	12,538	(22)	22.49	March 7, 2026	—		—		—		—
	—	—		—	—	11,674	(23)	171,141	(5)	—		—
	—	—		—	—	23,586	(24)	345,771	(5)	—		—
	—	—		—	—	29,466	(25)	431,972	(5)	—		—
	—	—		—	—	7,055	(26)	103,426	(5)	—		—
	—	—		—	—	35,873	(27)	525,898	(5)	16,588	(6)	243,180	(5)
	—	—		—	—	—		—		14,151	(7)	207,454	(5)
	—	—		—	—	—		—		7,211	(8)	105,713	(5)
	—	—		—	—	—		—		13,061	(9)	191,474	(5)
	—	—		—	—	—		—		10,931	(10)	160,248	(5)
	—	—		—	—	—		—		21,523	(11)	315,527	(5)
Mark Welton	21,879	—		31.85	March 7, 2023	—		—		—		—
	21,020	—		32.45	March 7, 2024	—		—		—		—
	39,432	—		20.85	March 7, 2025	—		—		—		—

34,652	14,852	(28)	22.49	March 7, 2026	—		—		—		—
—	—		—	—	23,586	(29)	345,771	(5)	—		—
—	—		—	—	6,841	(30)	100,289	(5)	—		—
—	—		—	—	29,467	(31)	431,986	(5)	—		—
—	—		—	—	35,873	(32)	525,898	(5)	—		—
—	—		—	—	—		—		16,588	(6)	243,180	(5)
—	—		—	—	—		—		14,151	(7)	207,454	(5)
—	—		—	—	—		—		7,211	(8)	105,713	(5)
—	—		—	—	—		—		13,061	(9)	191,474	(5)
—	—		—	—	—		—		10,931	(10)	160,248	(5)
—	—		—	—	—		—		21,523	(11)	315,527	(5)

(1)
44,716 of the RSUs will vest and convert to Common Shares on January 2, 2023.
(2)
11,364 of the RSUs will vest and convert to Common Shares on January 4, 2023.
(3)
52,083 of the RSUs will vest and convert to Common Shares on January 4, 2023 and 52,084 on January 4, 2024.
(4)
51,382 of the RSUs will vest and convert to Common Shares on each of January 2, 2023 and January 2, 2024 and 51,383 on January 2, 2025.
(5)
Market value is based on the closing price of the Common Shares on the NYSE on December 30, 2022 ($14.66). These amounts assume achievement of performance at target.
(6)
These PSU units will vest and convert to Common Shares in the first quarter of 2023. At the conclusion of the three-year performance period, the number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance vs. the established TSR target.
(7)
These PSU units will vest and convert to Common Shares in the first quarter of 2023. At the conclusion of the three-year performance period, the number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance vs. the established Adjusted EBITDA target.
(8)
These PSU units will vest and convert to Common Shares in the first quarter of 2024. At the conclusion of the three-year performance period, the number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance vs. the established TSR target.
(9)
These PSU units will vest and convert to Common Shares in the first quarter of 2024. At the conclusion of the three-year performance period, the number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance vs. the established Adjusted EBITDA target.
(10)
These PSU units will vest and convert to Common Shares in the first quarter of 2025. At the conclusion of the three-year performance period, the number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance vs. the established TSR target.
(11)
These PSU units will vest and convert to Common Shares in the first quarter of 2025. At the conclusion of the three-year performance period, the number of PSUs that ultimately vest can range from 0% to a maximum vesting opportunity of 175% of the initial award, depending upon actual performance vs. the established Adjusted EBITDA target.
(12)
796 of the stock options will vest on March 7, 2023.
(13)
1,264 of the RSUs will vest and convert to Common Shares on March 7, 2023.
(14)
844 of the RSUs will vest and convert to Common Shares on March 7, 2023 and 871 on March 7, 2024.
(15)
7,422 of the RSUs will vest and convert into common shares on each of March 7, 2023, March 7, 2024 and March 7, 2025.
(16)
Mr. Sparacio concluded his role as Interim Chief Financial Officer on April 30, 2022.
(17)
15,475 of the stock options will vest on March 7, 2023.
(18)
25,270 of the RSUs will vest and convert to Common Shares on March 7, 2023.
(19)
7,732 of the RSUs will vest and convert to Common Shares on March 7, 2023.
(20)
15,241 of the RSUs will vest and convert to Common Shares on each of March 7, 2023 and March 7, 2024.
(21)
14,019 of the RSUs will vest and convert to Common Shares on each of March 7, 2023 and March 7, 2024 and 14,020 on March 7, 2025.
(22)
12,538 of the stock options will vest on March 7, 2023.
(23)
11,674 RSUs will vest and convert to Common Shares on March 7, 2023.
(24)
23,586 RSUs will vest and convert to Common Shares on March 7, 2023.
(25)
14,733 of the RSUs will vest and convert to Common Shares on each of March 7, 2023 and March 7, 2024.
(26)
7,055 of the RSUs will vest and convert to Common Shares on March 7, 2023.
(27)
11,957 of the RSUs will vest and convert into common shares on each of March 7, 2023 and March 7, 2024 and 11,959 on March 7, 2025.
(28)
14,852 of the stock options will vest on March 7, 2023.
(29)
23,586 RSUs will vest and convert to Common Shares on March 7, 2023.
(30)
6,841 of the RSUs will vest and convert to Common Shares on March 7, 2023.
(31)
14,733 of the RSUs will vest and convert to Common Shares on March 7, 2023 and 14,734 on March 7, 2024.
(32)
11,957 of the RSUs will vest and convert to common shares on each of March 7, 2023 and March 7, 2024 and 11,959 on March 7, 2025.

All stock options and RSUs in the “Outstanding Equity Awards at 2022 Fiscal Year-End” table were granted under the Stock Option Plan or the IMAX LTIP as described above in “Compensation Discussion and Analysis.”

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2022

The following table sets forth all stock awards that vested and the value realized upon vesting during the fiscal year ended December 31, 2022 for each of the NEOs on an aggregated basis.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise of Options (#)	Value Realized on Option Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Richard L. Gelfond	—	—	108,161	2,039,988	(1)
Natasha Fernandes	—	—	3,483	62,133	(2)
Joseph Sparacio(3)	—	—	4,948	78,277	(4)
Megan Colligan	—	—	82,009	1,467,316	(5)
Robert D. Lister	—	—	69,632	1,262,428	(6)
Mark Welton	—	—	70,836	1,265,346	(7)
(1)
$797,716 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on December 31, 2021 and $1,242,273 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on January 4, 2022.
(2)
$49,531 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on March 7, 2022 and $12,602 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on December 1, 2022.
(3)
Mr. Sparacio concluded his role as Interim Chief Financial Officer on April 30, 2022.
(4)
The value realized is based on the closing price of the Company’s Common Shares on the NYSE on April 29, 2022.
(5)
$1,224,845 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on March 7, 2022 and $242,471 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on December 1, 2022.
(6)
The value realized is based on the closing price of the Company’s Common Shares on the NYSE on March 7, 2022.
(7)
$1,030,292 of the value realized is based on the closing price of the Company’s Common Shares on the NYSE on March 7, 2022 and $235,054 of the value realized is based on the closing price of the Company's Common Shares on December 1, 2022.

2022 PENSION BENEFITS

The following table sets forth information relating to each defined benefit pension plan that provides for payments or other benefits at, following, or in connection with retirement, as of December 31, 2022.

		Number of Years	Present Value of	Payments During
Name and Principal Position of Named Executive Officer	Plan Name	of Credited Service (#)	Accumulated Benefits (1) ($)	Last Fiscal Year ($)
Richard L. Gelfond	Supplemental Executive Retirement Plan	21.5	17,315,149	—
	Post-Retirement Medical Benefits	—	226,000	—
(1)
See Note 24(a) of Notes to Consolidated Financial Statements in Item 8 of the 2022 Form 10-K, for certain assumptions used to calculate the present value of accumulated benefits.

We have an unfunded U.S. defined benefit pension plan, the SERP, covering Mr. Gelfond, which was established in 2000. The SERP provides for a lifetime retirement benefit from age 55. Under the terms of the SERP, if Mr. Gelfond’s employment is terminated other than for Cause (as defined in the Gelfond Agreement), he is entitled to receive SERP benefits in the form of a lump sum payment. SERP benefit payments to Mr. Gelfond are subject to a deferral for six months after the termination of his employment, at which time Mr. Gelfond will be entitled to receive interest on the deferred amount credited at the applicable federal rate for short-term obligations. The vesting percentage increased on a straight-line basis from inception until age 55. Mr. Gelfond’s SERP benefits became 100% vested on July 10, 2010. Under the terms of the Gelfond Agreement, the total amount of benefit payable to Mr. Gelfond under the SERP has been fixed at $20.3 million. For more information regarding changes in the SERP value, see the “2022 Summary Compensation Table” on page 60. We are required to assume a retirement date of December 31, 2022 for Mr. Gelfond for purposes of the "2022 Pension Benefits" table, even though the Gelfond Agreement runs through December 31, 2025.

The value of Mr. Gelfond’s pension benefits under the SERP decreased compared to December 31, 2021 value. See Note 24(a) of Notes to Consolidated Financial Statements in Item 8 of the 2022 Form 10-K for more information related to this calculation.

We also maintain an unfunded post-retirement medical benefits plan covering Mr. Gelfond. This plan provides that we will maintain retiree health benefits for Mr. Gelfond until he becomes eligible for Medicare and, thereafter, we will provide Medicare supplemental coverage as selected by Mr. Gelfond. If the foregoing coverage is not permitted, Mr. Gelfond will be entitled to an annual cash payment equal to the value of such coverage. Mr. Gelfond is fully vested in this plan.

Further descriptions of the SERP, the unfunded post-retirement medical benefits plan and our defined contribution plans are summarized above in “Compensation Discussion and Analysis – Retirement and Pension Plans.”

PAY RATIO DISCLOSURE

The Dodd-Frank Act requires us to disclose the ratio of the CEO’s annual total compensation to that of the Company’s global median employee (excluding the CEO).

Under the rules, we are permitted to use the same median employee in calculating the pay ratio above as the median employee we identified in fiscal-year 2020 for up to three years if there have been no changes that we reasonably believe would significantly affect this pay ratio. We believe that there have been no changes to our employee population or our median employee compensation arrangements that would significantly impact the compensation of our median employee or our pay ratio disclosure since the year ended December 31, 2020.

Accordingly, we are using the same median employee in the calculation of our pay ratio disclosure that we used for the year ended December 31, 2020. To determine the median employee, we prepared a list of our global employee population as of our December 31, 2020 determination date, including all employees, whether employed on a full-time, part-time, or seasonal basis. Based on this methodology, the total number of global employees was 644 as of December 31, 2020.

We established a consistently applied compensation measure of target total cash compensation (base salary plus the target annual incentive value), with amounts paid in foreign currencies converted to US dollars based on the U.S. Treasury rates as of December 31, 2020. We annualized compensation for employees newly hired in 2020. We applied a valid statistical sampling technique to identify the population of employees with compensation within five percent of the median and selected an employee from within that range as our median employee.

We then determined that employee’s annual total compensation was $86,684 for 2022. The CEO’s annual total compensation was $8,038,004 for 2022, resulting in an estimated ratio of 93:1 for CEO pay to median employee pay.

The ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K. Given the rule’s flexibility, the method the Company used to determine the median employee may be different from its peers, so the ratios may not be comparable.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

While we have no formal severance plans, we have entered into written employment agreements or offer letters with certain of our executive officers, including each of the NEOs, which require us to make payments to the NEOs in the event of the termination of their employment in various circumstances, including in the event of a change-in-control, as further described below. These employment agreement provisions are intended to attract, retain and motivate employees, provide stability and continuity among our senior executives, and ensure that our executive officers are able to devote their full time and attention to our operations in the event of an actual or potential change-in-control.

Mr. Sparacio is not covered under this section as his role as interim Chief Financial Officer concluded effective April 30, 2022. He did not receive any separation benefit upon his conclusion of employment with the Company. The Board of Directors has appointed Natasha Fernandes as the Company’s Chief Financial Officer, effective May 1, 2022.

On March 13, 2023, Ms. Colligan and the Company agreed to conclude Ms. Colligan's employment with the Company, effective April 30, 2023.

Equity Provisions. In addition to the contractual rights of the NEOs described below, all of the NEOs hold equity awards granted under our equity compensation plans, which describe the impact of certain separation events on equity awards granted, unless provisions in the individual NEO’s employment arrangement override the terms of the relevant plan. These generally applicable termination-related provisions are as follows:

•
Termination generally: The Compensation Committee will determine the disposition of an award, including the acceleration of vesting, exercisability or settlement of, elimination of restrictions or conditions applicable to, or extension of exercise period, in the event of a participant’s termination of employment;
•
Termination upon change-in-control: A change-in-control of the Company in and of itself will have no effect; however, all outstanding unvested equity awards will immediately vest and become fully exercisable in the event that the participant’s employment is terminated by the Company without cause or by the participant for good reason within 24 months of the change-in-control. In addition, all outstanding unvested equity awards granted under the IMAX LTIP will immediately vest and become fully exercisable in the event that, following a change-in-control, the successor entity does not assume or provide a substitute for such equity awards on substantially the same terms and conditions.

For purposes of the IMAX LTIP, the following are considered to be a change-in-control: (i) any person becoming the beneficial owner of 35% or more of the Company’s securities; (ii) a change in the majority of the Board of Directors; (iii) completing certain reorganization, merger, or consolidation transactions or a sale of all or substantially all of the Company’s assets; or (iv) the complete liquidation or dissolution of the Company; and

•
Service Factor: After achieving the “Service Factor” a Participant resigns or is terminated without cause, their outstanding equity awards will continue to vest in accordance with the applicable vesting schedule of the equity award and retain the other terms of the award. The “Service Factor” is defined as (i) attaining the age of at least 55 and (ii) continuous service with the Company or any of its Subsidiaries and Affiliates for at least 10 years, or such other criteria that are deemed by the Compensation Committee to be an achievement of the Service Factor; provided, however, that, in the case of a resignation, the Participant must provide the Company with a written notice of intent to resign at least six (6) months prior to the final day of employment with the Company.

In certain cases, an NEO’s equity awards are controlled by the terms of his or her employment agreement; in the event of a conflict between such employment agreement and the terms of our equity compensation plans, the terms of the employment agreement will prevail.

Employment Agreement Provisions

The narrative description below reflects potential payments to each of the NEOs in various termination and change-in-control scenarios based on employment agreements and arrangements, compensation, benefits and equity levels in effect on December 31, 2022.

Payments upon Termination Generally

Regardless of the termination scenario, each NEO will receive earned but unpaid base salary through the employment termination date, along with any other accrued or vested payments or benefits owed under any of our plans or agreements covering them as governed by the terms of those plans or agreements, including perquisites and business expenses (such payments, “Accrued Obligations”). Additionally, Mr. Gelfond would also be entitled to his benefits under the SERP (except in the event he is terminated for cause) and his retiree health benefits. Ms. Colligan, Mr. Lister, Ms. Fernandes, and Mr. Welton would also be entitled to a prorated target bonus for the year of termination. Mr. Welton and Ms. Fernandes may also be entitled to certain compensation under applicable Canadian law.

Payments upon Termination due to Death or Disability

In the event Mr. Gelfond’s employment is terminated due to death or disability, 100% of his outstanding unvested equity awards will vest immediately, and all vested options will remain exercisable until the shorter of (x) their original term and (y) 2 years from termination. In addition, Mr. Gelfond will be entitled to receive his target bonus, which is equal to 100% of his base salary.

If Messrs. Lister and Welton and Mses. Fernandes and Colligan are terminated due to death or disability, each would be entitled to accelerated vesting for a portion of their outstanding equity that, when combined with those already vested, would total an aggregate of 50% of all of their equity granted. For Ms. Colligan, Ms. Fernandes and Mr. Lister, any vested options would continue to be exercisable for a period of 180 days. In addition, Mr. Lister would be entitled to a prorated achieved bonus for the year of his death or disability.

Payment upon Termination without Cause or Resignation for Good Reason

In the event that Mr. Gelfond’s employment is terminated by the Company without cause or by him for good reason, Mr. Gelfond would be entitled to (i) 200% of his base salary for the greater of the remainder of his employment term and 24 months and (ii) his prorated bonus for the year of termination based on the achievement of the performance goals. In addition, a portion of Mr. Gelfond’s unvested PSUs and RSUs, prorated based on the number of calendar days served that Mr. Gelfond was employed by the Company during the entire vesting period applicable to the award, would immediately vest, and all of his outstanding options will vest immediately and be exercisable subject to the terms set forth in the Gelfond Agreement.

In the event that Ms. Colligan’s employment is terminated by the Company without cause or by her for good reason, Ms. Colligan would be entitled to (i) her base salary, automobile allowance and benefits for a period of 12 months and (ii) her prorated bonus for the year of her termination. Pursuant to the IMAX LTIP and Ms. Colligan’s award agreements, any unvested equity awards will be cancelled, except unvested equity will vest in accordance with the original vesting schedule if she meets the Service Factor requirement.

In the event that Mr. Lister’s employment is terminated by the Company without cause or by him for good reason, Mr. Lister would be entitled to receive (i) his base salary, automobile allowance and benefits for the greater of (x) the remainder of his employment term and (y) 18 months, (ii) a cash payment equal to a pro-rated target bonus for the year in which Mr. Lister is terminated, and (iii) a cash payment equal to the target bonus for each full year remaining during the term. In the event Mr. Lister were not permitted to continue his participation in our medical plans, Mr. Lister would be entitled to a cash payment equal to the value of the benefit continuation for the severance period, payable in three semi-annual installments. Other than equity awarded during 2021, 2022, and 2023 annual grants, Mr. Lister also would be entitled to the accelerated vesting of all granted but unvested equity awards. Following a termination without cause or resignation for good reason, Mr. Lister would have 12 months to exercise any vested stock options. For the 2021, 2022, and 2023 annual grants, all outstanding equity will be treated in accordance with our IMAX LTIP or the applicable award letters; except, that (a) equity awards granted will continue to vest on schedule during the applicable severance period (in the case of PSUs, subject to the achievement of applicable performance conditions), (b) all equity that remains unvested as of December 31, 2023 will, pursuant to the Service Factor, continue to vest in accordance with the original vesting schedule, and (c) all vested options will remain exercisable until the earlier of (i) 12 months beyond the end of the applicable severance period, and (ii) the original expiration date of the vested options.

In the event that Mr. Welton’s or Ms. Fernandes' employment is terminated by the Company without cause, Mr. Welton or Ms. Fernandes, as applicable, would be entitled to (i) the accrued but unpaid base salary, automobile allowance and benefits through the date of termination and (ii) the prorated target bonus for the year of the termination. Mr. Welton or Ms. Fernandes, as applicable would also be entitled to (i) one month’s salary for each year of service up to a maximum of 24 months, target bonus and automobile allowance and (ii) continued healthcare benefits for the duration of the salary continuation period (or earlier, upon obtainment of new employment). In addition, for Mr. Welton, all equity that remains unvested as of the date of the termination will continue to vest in accordance with the original vesting schedule (in the case of PSUs, subject to the achievement of the original performance conditions). For Ms. Fernandes, (i) all of her outstanding equity as of the date of the termination will continue to vest in accordance with the original vesting schedule during the salary continuation period and (ii) all vested options will remain exercisable until the earlier of (i) 6 months beyond the end of the salary continuation period and (ii) the expiration of the remaining terms of the vested options.

Payment upon a Change-in-Control

In the event that the Company experiences a change-in-control, Mr. Gelfond would be entitled to a cash bonus (the “Sale Bonus”) in an amount equal to the product of (a) 0.375% and (b) the amount by which the sale or liquidation transaction imputes an equity value in excess of Cdn$150,000,000 to the Common Shares originally issued by the Company (on a fully diluted basis but excluding the Common Shares issued upon the conversion of the Class B convertible preferred shares of the Company formerly outstanding that were converted into Common Shares on June 16, 1994 and the Common Shares issuable upon the exercise of warrants previously owned by Mr. Gelfond and the Company’s former co-CEO and Chairman, Bradley J. Wechsler). The Sale Bonus provisions date back to a shareholders agreement entered into by Mr. Gelfond’s and Mr. Wechsler in connection with their 1994 acquisition of the Company and would be paid as a result of the Company’s having reached an imputed equity value in excess of Cdn$150,000,000. He would also be entitled to a cash incentive bonus (the “Incentive Bonus”) equal to the product of (a) 225,000 and (b) the difference between the closing price of the Common Shares upon such change-in-control and the closing price of the Common Shares on March 10, 2006, which was $10.67. The Incentive Bonus provision dates back to the extension of Mr. Gelfond’s employment pursuant to a March 8, 2006 amendment agreement. In the event that the change-in-control is by way of a stock-for-stock merger, all of Mr. Gelfond’s outstanding unvested stock options will vest and be converted at the stock merger conversion ratio into stock options of the acquiring company (if it is public) or be cashed out (if the acquiring company is not public). Mr. Gelfond did not have any unvested, in-the-money stock options as of December 31, 2022. Additionally, in the event that Mr. Gelfond’s employment is terminated by the Company without cause or by him for good reason within 24 months following a change-in-control, Mr. Gelfond would also be entitled to his severance payments and benefits detailed under “Payment upon Termination without Cause or Resignation for Good Reason.” Also, all of Mr. Gelfond’s unvested equity awards will vest immediately, and he will be entitled to the vesting and settlement of unvested PSUs equal to the greater of (x) the Company’s performance as of the last trading day before the change-in-control event or (y) to the extent the performance conditions remain applicable, actual performance as of the end of the applicable performance period. Upon a change-in-control, Mr. Gelfond’s benefits under the SERP would be accelerated and become payable.

In the event that Ms. Colligan’s, Ms. Fernandes' and Mr. Welton’s employment is terminated by the Company without cause in connection with a change-in-control, they would be entitled to the same severance payments and benefits as they would be entitled to had the termination not occurred in connection with a change-in-control. In addition, Mr. Welton’s and Ms. Fernandes' outstanding options and RSUs will accelerate and vest immediately. Mr. Welton and Ms. Fernandes will also be entitled to the vesting and settlement of unvested PSUs equal to the greater of (x) the Company’s performance as of the last trading day before the change-in-control event or (y) to the extent the performance conditions remain applicable, actual performance as of the end of the applicable performance period.

In the event that Mr. Lister’s employment is terminated by the Company without cause or by him for good reason within 24 months following a change-in-control, he would be entitled to receive his severance payments and benefits detailed under “Payments upon Termination without Cause or Resignation for Good Reason.” Mr. Lister would also be entitled to the accelerated vesting of his equity awards, subject to the terms of his employment agreement. Mr. Lister would also be entitled to an incentive payment of $107,500. Any requirement for continued service for his granted and outstanding PSUs will be waived.

The table below reflects potential payments to each of the NEOs in various termination and change-in-control scenarios based on compensation, benefits and equity levels in effect on December 31, 2022. The amounts shown assume that the termination or change-in-control event was effective as of December 31, 2022 and all Accrued Obligations up to this date has been paid. We caution that the actual amounts that would be paid upon an NEO’s termination of employment can be determined only at the time of such individual’s separation from the Company, and in certain cases would be determined under arrangements put in place after December 31, 2022. To the extent that the calculated amounts relate to awards of stock options, RSUs, or PSUs, we have assumed that the price per share is the fair market value of our Common Shares at December 30, 2022, which was $14.66, the closing price on the NYSE on that date. The table below excludes any amounts payable to the NEOs to the extent that these amounts are available generally to all salaried employees and do not discriminate in favor of our NEOs. In addition to the amounts reflected below, Mr. Gelfond would be entitled to benefits under the SERP (except in the event his employment is terminated for cause) and retiree health benefits. For more information on these benefits, see "2022 Pension Benefits" on page 67.

Name	Triggering Event	Cash Payments (1) ($)		Value of Accelerated Vesting of Equity Awards (2) ($)		Total ($)
Richard L. Gelfond	Death/Disability	1,258,243	(3)	10,867,663		12,125,906
	Termination Without Cause or Resignation for Good Reason	8,547,611	(4)	7,230,626		15,778,237
	Non-Renewal of Employment	1,322,611	(5)	9,057,482		10,380,093
	Termination Without Cause following a Change-in-Control	11,303,676	(6)	8,010,099		19,313,775
Natasha Fernandes (7)	Death/Disability	-		239,508		239,508
	Termination Without Cause or Resignation for Good Reason	921,484	(8)	442,512		1,363,996
	Involuntary Termination Within Two Years of Change-in-Control	921,484	(8)	614,789	(9)	1,536,273
Megan Colligan	Death/Disability	-		1,000,113		1,000,113
	Termination Without Cause or Resignation for Good Reason	1,802,878	(10)	-		1,802,878
	Involuntary Termination Within Two Years of Change-in-Control	1,802,878	(10)	2,930,281	(9)	4,733,159
Robert D. Lister	Death/Disability	500,000		887,544		1,387,544
	Termination Without Cause or Resignation for Good Reason	2,364,511	(11)	2,611,411		4,975,922
	Involuntary Termination Within Two Years of Change-in-Control	2,472,011	(12)	2,611,411	(9)	5,083,422
Mark Welton (13)	Death/Disability	-		902,631		902,631
	Termination Without Cause or Resignation for Good Reason	2,508,413	(14)	2,654,241		5,162,654
	Involuntary Termination Within Two Years of Change-in-Control	2,508,413	(14)	2,654,241	(9)	5,162,654
(1)
This value represents the estimated severance payments to each NEO.
(2)
The amounts represent the intrinsic value of the accelerated vesting of the NEO’s outstanding and unvested stock options, RSUs and PSUs calculated using the closing price of our Common Shares $14.66 and performance conditions as of December 31, 2022.
(3)
This value includes Mr. Gelfond's bonus of $1,258,243 earned in 2022 and paid in 2023.
(4)
This value includes Mr. Gelfond’s (i) severance payment of $7,289,367 and (ii) bonus of $1,258,243 earned in 2022 and paid in 2023.
(5)
This value includes Mr. Gelfond's (i) bonus of $1,258,243 earned in 2022 and paid in 2023 and (ii) automobile benefits of $64,367.
(6)
This value includes Mr. Gelfond's (i) severance payment of $7,289,367, (ii) bonus of $1,258,243 earned in 2022 and paid in 2023, (iii) the Incentive Bonus of $897,750 based on the closing price of our Common Shares on December 31, 2022 of $14.66, and (iv) $1,858,316, which is the average of a Sale Bonus that ranges from $1,144,368 to $2,572,264, depending on the equity assumptions used.
(7)
Ms. Fernandes was appointed as Chief Financial Officer effective May 1, 2022, and her compensation is paid in Canadian dollars. An exchange rate of US$1.00= Cdn$1.3544 has been applied to convert such amounts from Canadian dollars to U.S. dollars.
(8)
This value represents Ms. Fernandes' severance payments of $921,484, which is one month per year of service.
(9)
The amounts in this row are based on the assumption that the successor corporation does not assume or provide a substitute for the outstanding awards.
(10)
This value represents Ms. Colligan’s severance payments of $1,802,878.
(11)
This value represents Mr. Lister’s severance payments of $2,364,511.
(12)
This value represents Mr. Lister’s severance payments of $2,364,511 and an incentive payment of $107,500.
(13)
Mr. Welton’s compensation is paid in Canadian dollars. An exchange rate of US$1.00= Cdn$1.3544 has been applied to convert such amounts from Canadian dollars to U.S. dollars.
(14)
This value represents Mr. Welton’s severance payments of $2,508,413, which is the greater of 18 months and one month per year of service.

Summary of other employment agreement terms.

The summary below describes, for each of the NEOs, the material terms of their employment agreements other than with respect to the potential payments upon termination or change-in-control.

Richard L. Gelfond, Chief Executive Officer and Director.

On September 19, 2022, the Company and Richard L. Gelfond entered into a second amendment to Mr. Gelfond’s existing employment agreement with the Company dated November 8, 2016, first amended effective January 1, 2020 (as amended, the "Gelfond Agreement"). The Gelfond Agreement expires on December 31, 2025.

Under the terms of the Gelfond Agreement, Mr. Gelfond’s base salary is equal to $1,200,000 during each year of the term, subject to increases at the discretion of the Board of Directors, and he is eligible to receive an annual cash bonus with a target equal to his base salary, and a maximum bonus equal to two times his base salary. The Compensation Committee reviews the annual cash bonus for Mr. Gelfond in the context of both Company and individual performance. Mr. Gelfond’s bonus will be comprised of the following elements: 80% will be based on pre-established, non-discretionary criteria established by the Compensation Committee, and 20% will be determined at the end of the year at the discretion of the Compensation Committee. In assessing Mr. Gelfond’s performance, the Compensation Committee assesses the non-discretionary portion of his bonus against a scorecard of specific, express objectives that have been established for him by the Compensation Committee. This scorecard is intended to provide the Compensation Committee with an objective means of assessing performance and progress in a number of key financial and strategic areas. For more information, please see the “Compensation Discussion and Analysis” section above. The Gelfond Agreement contains: (i) a customary non-competition provision; (ii) a provision requiring Mr. Gelfond to provide us with consulting services following the expiration of his employment; and (iii) a clawback provision.

Pursuant to the Gelfond Agreement, in January of each of 2023, 2024 and 2025, Mr. Gelfond was or will be, as applicable, granted RSUs having a grant date value of $2.75 million that vest in three equal installments on the first three anniversaries of the date of grant and PSUs having a grant date value of $2.75 million, subject to Mr. Gelfond’s continued employment. With respect to the PSUs, the number of Common Shares that Mr. Gelfond may receive upon settlement depends upon achievement of pre-specified performance metrics over a three-year performance period and ranges from 0% to 175% of the PSUs granted.

In 2000, we created a defined benefit pension plan, the SERP, to provide benefits for Mr. Gelfond upon his retirement, resignation or termination other than with cause. See “Retirement and Pension Plans” on page 56 for a description of the SERP. Mr. Gelfond is fully vested in his benefits under the SERP. The Gelfond Agreement fixes the total amount of benefit payable to Mr. Gelfond under the SERP at $20,298,168. Mr. Gelfond is also entitled to retiree health benefits for himself and his eligible dependents until he becomes eligible for Medicare and, thereafter, Medicare supplemental coverage selected by Mr. Gelfond, or if such coverage is not permitted, an annual cash payment equal to the value of such coverage.

If, following the expiration of the Mr. Gelfond’s employment term, we do not offer Mr. Gelfond continued employment on terms substantially similar to his employment agreement, or if Mr. Gelfond elects to retire at the end of the term, Mr. Gelfond will be entitled to a pro‐rated bonus. Mr. Gelfond’s unvested RSUs and options will vest immediately and a pro‐rated amount of unvested PSUs will vest upon the end of the applicable performance period, subject to the achievement of performance conditions. The remaining PSUs will be cancelled. In addition, his outstanding options will be exercisable as set forth in the Gelfond agreement. Mr. Gelfond would also be entitled to a lump sum payment owing under the SERP and would be entitled to receive retiree health benefits until he becomes eligible for Medicare. Thereafter, Mr. Gelfond would be entitled to Medicare supplement coverage. In addition, for a period of twelve months from the date of non‐renewal or retirement, we have agreed to provide Mr. Gelfond with office space, a full‐time assistant and continued automobile benefits.

Joseph Sparacio, Former Interim Chief Financial Officer.

Mr. Sparacio's employment with the Company concluded on April 30, 2022. Under the terms of his employment agreement with the Company, dated April 28, 2021, Mr. Sparacio’s annual base salary was $500,000. In 2022, Mr. Sparacio was granted RSUs with an aggregate grant date fair market value equal to $99,999, which vested in full on April 30, 2022. Upon conclusion of his term, Mr. Sparacio received Accrued Obligations based on his base salary of $500,000. Mr. Sparacio did not have equity awards outstanding as of December 31, 2022.

Natasha Fernandes, Chief Financial Officer and Executive Vice President

The details of Ms. Fernandes' employment terms are set forth in an employment agreement, dated as of April 25, 2022 (the "Fernandes Agreement"), which became effective as of May 1, 2022. Ms. Fernandes' employment term continues indefinitely until a termination of employment by the Company or resignation by Ms. Fernandes. Pursuant to the Fernandes Agreement, Ms. Fernandes’ initial annual base salary was CAD$460,161.37, which was increased to CAD$500,000 effective April 1, 2023. Ms. Fernandes is eligible for a target bonus of 50% of her base salary and an annual equity award with a minimum aggregate grant date fair value equal to USD$600,000, which will be comprised of a mix of RSUs and PSUs consistent with grants given to other senior executives.

Ms. Fernandes is also subject to customary non-solicitation and non-competition provisions.

Megan Colligan, President, IMAX Entertainment and Executive Vice President, IMAX Corporation.

The details of Ms. Colligan’s employment are set forth in an employment agreement dated October 10, 2018, which became effective on February 19, 2019 (the “Colligan Agreement”). On March 13, 2023, Ms. Colligan and the Company agreed employment with the Company will conclude on April 30, 2023. Under the terms of the Colligan Agreement, Ms. Colligan’s base salary is $1,030,000, and she is eligible to receive annual cash incentive bonuses with a target amount equal to 100% of her base salary.

Pursuant to the Colligan Agreement, Ms. Colligan is entitled to an annual equity award with an aggregate grant date fair market value of a range between $1,500,000 to $2,000,000 based on a combination of her performance and Company performance in a mix of equity vehicles with vesting schedules consistent with those granted to other senior executives at the time.

Ms. Colligan is also subject to customary non-solicitation and non-competition provisions.

Robert D. Lister, Chief Legal Officer & Senior Executive Vice President.

The details of Mr. Lister’s employment are set forth in an amendment to his employment agreement dated March 11, 2020 (the “Lister Agreement”). Mr. Lister’s employment term extends through December 31, 2023. Under the terms of the Lister Agreement, Mr. Lister’s base salary is $738,450, subject to annual review, and he is eligible to receive annual cash incentive bonuses with a target amount equal to 60% of his base salary, with the potential to overachieve.

Mr. Lister is entitled to an annual equity award with an aggregate grant date fair market value of $1,450,000.

If, following the expiration of Mr. Lister’s employment term, we do not offer Mr. Lister continued employment on terms substantially similar to the Lister Agreement and Mr. Lister incurs a separation from service, then for the non‐renewal period described below, Mr. Lister would be entitled to receive: (i) his base salary, automobile allowance and benefits; and (ii) a cash payment equal to Mr. Lister’s pro‐rated target bonus for the length of the non‐renewal period. In the event Mr. Lister were not permitted to continue his participation in our medical plans, Mr. Lister would be entitled to a cash payment equal to the value of the benefit continuation, payable in three semi‐annual installments. The non‐renewal period is equal to 12 months, except if the non‐renewal occurs within 24 months following a change‐in‐control, then the non‐renewal period will be equal to 18 months. In addition, following a non‐renewal, any unvested equity as of December 31, 2023, will continue to vest in accordance with the original vesting schedule pursuant to the Service Factor provision in the IMAX LTIP.

Mr. Lister is also subject to customary non-solicitation and non-competition provisions.

Mark Welton, President, IMAX Theatres.

Under the terms of his employment arrangement with the Company in 2020, Mr. Welton was entitled to receive a base salary of Cdn$750,750, which is subject to annual review, and he is eligible to receive cash bonuses with a target amount equal to 70% of his base salary. Mr. Welton is also eligible for an equity award with an aggregate grant date fair market value of at least $1,450,000, which will be comprised of a mix of options, RSUs and PSUs consistent with grants given to other senior executives. Upon a termination without cause, Mr. Welton’s unvested equity awards will continue to vest in accordance with the original vesting schedule (in the case of PSUs, subject to the achievement of the original performance conditions).

Mr. Welton entered into a non-compete agreement with the Company which contains customary non-solicitation and non-competition provisions for periods of two years and one year, respectively, after the termination of his employment with the Company.

The terms of equity awards received by the NEOs are described in the "Compensation Discussion and Analysis" section on page 36. The NEOs' equity awards outstanding as of December 31, 2022 and their respective exercise prices and expiration dates are set forth in the "Outstanding Equity Awards at 2022 Fiscal Year-End" on page 64.

PAY VERSUS PERFORMANCE

The following table summarizes compensation values reported in the Summary Compensation Table for our Chief Executive Officer, also known as principal executive officer ("PEO"), and the average of our other NEOs as compared to "compensation actually paid" during the years ended December 31, 2022, 2021, and 2020. In determining the "compensation actually paid" to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC's valuation methods for this section differ from those that are required to be applied in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid ("CAP") to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)(5)	Adjusted EBITDA (millions)(6)
					TSR	Peer Group TSR(4)
2022	$8,038,004	$5,845,194	$2,065,369	$1,578,025	$71.76	$119.49	($22.80)	$84.40
2021	$9,081,442	$9,581,484	$2,623,371	$1,838,719	$87.32	$145.37	($22.30)	$68.60
2020	$6,922,439	$7,069,638	$2,250,134	$2,516,577	$88.20	$110.56	($143.80)	($13.10)

(1) The PEO for the covered years is Richard L. Gelfond. Our non-PEO NEOs for the covered years are as follows:

2020	2021	2022
Patrick McClymont	Patrick McClymont	Natasha Fernandes
Megan Colligan	Joseph Sparacio	Joseph Sparacio
Robert D. Lister	Megan Colligan	Megan Colligan
Mark Welton	Robert D. Lister	Robert D. Lister
	Mark Welton	Mark Welton

(2) The following adjustments relating to equity awards were made to total compensation for each year to determine CAP:

Year	Value of Equity Awards Disclosed in the Summary Compensation Table	Year End Value of Equity Awards Granted During the Covered Year	Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value of Awards Granted and Vesting in the Same Year	Change in Fair Value of Awards Granted in Prior Years Vesting During the Covered Year	Value of Awards Granted in Prior Years that Fail to Meet Applicable Vesting Conditions During the Covered Year	Total Equity Award Adjustments
2022
PEO	$(5,499,961)	$5,431,528	$(2,234,773)	$0	$110,396	$0	$(2,192,810.0)
NEO	$(1,059,982)	$893,778	$(344,955)	$15,655	$8,160	$0	$(487,344.0)
2021
PEO	$(5,899,985)	$7,028,781	$(628,754)	$0	$0	$0	$500,042.0
NEO	$(1,574,116)	$953,443	$(136,280)	$106,187	$379,737	$(513,623)	$(784,652.0)
2020
PEO	$(5,499,962)	$5,810,650	$0	$0	$0	$0	$310,688.0
NEO	$(1,437,492)	$2,038,667	$(100,016)	$0	$(234,716)	$0	$266,443.0

Fair values of equity awards set forth in the table above are computed in accordance with FASB ASC Topic 718 as of the end of the respective fiscal year, other than fair values of equity awards that vest in the covered year, which are valued as of the applicable vesting date.

(3) The following adjustments relating to defined benefit and pension plans (as applicable) were made to total compensation for each year to determine CAP:

	Reported Values Deducted		Calculated Values Added
Year	PEO	Non-PEO NEOs	PEO	Non-PEO NEOs
2022	$0	$0	$0	$0
2021	$0	$0	$0	$0
2020	$163,489	$0	$0	$0

(4) Represents the total cumulative shareholder return for $100 invested on December 31, 2019 (assuming that all dividends were reinvested) in common shares of the Company against the cumulative total return of the IMAX Peer Group to the end of the most recently completed fiscal year. IMAX's 2022 peer group consisted of Ambarella, Inc., Avid Technologies, Inc., Cinemark Holdings, Inc., Cineplex Inc., Dolby Laboratories, Inc., Harmonic Inc., Lions Gate Entertainment Corp., The Marcus Corporation, and World Wrestling Entertainment, Inc. (the "2022 Peer Group"). IMAX's 2021 peer group consisted of the 2022 Peer Group and Zynga Inc. IMAX's 2020 peer group consisted of the 2022 Peer Group, Glu Mobile Inc. and Zynga Inc. Glu Mobile Inc. and Zynga Inc. were excluded from the peer group list, as applicable, because they were acquired in 2021 and 2022, respectively.

(5) The dollar amounts reported represent the amount of net income attributable to common shareholders reflected in the Company’s audited financial statements for the applicable year (U.S. GAAP Net Income).

(6) Based on the Company assessment, Adjusted EBITDA is the financial performance measure most closely linked to the calculation of CAP. Adjusted EBITDA is a non-GAAP Financial Measure. See "Non-GAAP Financial Measures" on page 90 for a reconciliation of all non-GAAP measurements to the most directly comparable U.S. GAAP measure and a description of how the non-GAAP numbers are calculated from our audited financial statements.

Analysis of Relationship Between Compensation Actually Paid and Performance Measures

The following graphs depict the relationship between CAP and IMAX TSR, Peer Group TSR, Adjusted EBITDA, and Net Income.

Cap v. IMAX group TSR

CAP v. Adjusted EBITDA and GAAP Net income

List of Most Important Performance Measures for Fiscal Year 2022

The following list sets forth the performance measures (listed in alphabetical order) that the Company views as the "most important" measures for linking our NEOs' compensation to the Company's performance:

•
Adjusted EBITDA
•
Adjusted EPS
•
Connected Systems
•
Global Box Office
•
Liquidity
•
Relative TSR

Further details on how these measures are used can be found in the "Compensation Discussion And Analysis" section beginning on page 36.

COMPENSATION OF DIRECTORS

Directors who are also employees of the Company receive no additional fees for service on the Board of Directors.

Our independent directors receive an annual retainer of $50,000. The Chairman of the Board of Directors receives $62,500. In addition, Committee Chairs receive the following annual retainers: the Audit Committee Chair receives $15,000 and the Compensation Committee Chair and the Governance Committee Chair each receive $10,000. Committee members also receive the following yearly retainers: Audit Committee members receive $10,000; Compensation Committee members receive $7,500; the Company’s Lead Independent Director receives $15,000; and Governance Committee members receive $5,000. Committee retainers are in addition to any applicable retainer for being a Committee Chair.

Each year, independent directors are granted an annual grant of RSUs with a value of $125,000 on the date of grant, and the Chairman of the Board is granted an annual grant of RSUs with a value of $170,000 on the date of grant. These grants are made following the election of our independent directors at our annual meeting of shareholders. The grants made in 2022 vested on the date of grant.

Directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and Committees of the Board of Directors. The Governance Committee reviews director compensation and benefits on a periodic basis.

The following table sets forth information relating to compensation of our non-executive directors for the fiscal year ended December 31, 2022. Mses. Berman and Wong joined the Board on March 6, 2023 and are not included in the below table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		All Other Compensation ($)	Total ($)
Eric A. Demirian	75,000	119,478	(2)	—	194,478
Kevin Douglas	57,500	119,478	(2)	—	176,978
David W. Leebron	86,250	119,478	(2)	—	205,728
Michael MacMillan	65,000	119,478	(2)	—	184,478
Steve Pamon	55,000	119,478	(2)	—	174,478
Dana Settle	62,500	119,478	(2)	—	181,978
Darren Throop (Board Chair)	130,000	162,502	(3)	—	292,502
(1)
As required by SEC rules, the “Stock Awards” column in this table reflect the aggregate grant date fair values of the RSU awards computed in accordance with FASB ASC Topic 718 (with no reductions for expected forfeitures). See Note 18(c) of Notes to Consolidated Financial Statements in Item 8 of the 2022 Form 10-K, for the assumptions used to calculate the fair value of the RSUs.
(2)
The director received a grant of 7,348 on June 10, 2022. The RSUs vested on June 10, 2022.
(3)
Mr. Throop received a grant of 9,994 RSUs on June 10, 2022, in recognition of his position as Chairman of the Board. The RSUs vested on June 10, 2022.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is currently composed of Messrs. Douglas (Chair) and Pamon and Ms. Settle, each of whom is an independent director. All compensation decisions for Mr. Gelfond in 2022 were made by the Compensation Committee. None of the members of the Compensation Committee during 2022 is a current or former officer or employee of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K.

During the fiscal year ended December 31, 2022, none of our executive officers served on compensation committees or boards of directors of any other entity that had or has had one or more of its executive officers serving as a member of our Compensation Committee or Board of Directors.

2022 EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our Equity Compensation Plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,788,499	16.42	5,866,199
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total(1)	5,788,499	16.42	5,866,199
(1)
The number of securities to be issued upon exercise of outstanding options, warrants, and rights excludes 698,787 common shares that may be issued with respect to PSUs outstanding, assuming full achievement of the EBITDA and total shareholder return targets.
(2)
The weighted average exercise price is calculated based solely on outstanding stock options and does not take into account common shares that are subject to outstanding RSUs and PSUs, which do not have an exercise price.

CORPORATE GOVERNANCE

The Board of Directors believes that good corporate governance is fundamental to our overall success. The Board has adopted the following key corporate policies and practices:

•
Nine out of ten director nominees are independent.
•
Annual election of all directors.
•
Annual Board and committee self-evaluations.
•
100% attendance at the annual shareholder meeting and Board and committee meetings by directors in 2022 and 2021.
•
Board-level oversight of ESG and cybersecurity matters.
•
Regular executive sessions of independent directors.
•
The Board and committees hire outside advisors independently of management.
•
One class of common stock, with each share carrying equal voting rights (a “one-share, one-vote” standard).
•
Independent committee chairs and membership.
•
Clawback policy that applies to all cash bonus and equity incentive awards.
•
Anti-hedging and anti-pledging provisions in our Insider Trading Policy.
•
No poison pill.
•
Proxy access bylaw that allows any shareholder to nominate a director nominee.
•
Independent Board leadership.
•
Adoption of Corporate Governance Guidelines.
•
Share ownership requirements for directors and executives.

In addition, the Governance Committee of the Board of Directors, which is currently composed of Messrs. Leebron (Chair), MacMillan, Pamon and Ms. Settle, all of whom are independent directors, reviews our corporate governance practices from time to time, as further described in our “Corporate Governance Guidelines.”

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines, which outline the Board of Directors’ authority, responsibilities, composition and procedures.

The role of the Board of Directors is to supervise the business and affairs of the Company, including:

•
overseeing the strategic and business planning process(es) and reviewing, approving and monitoring the annual and long-term operating plans, including fundamental financial and business strategies and objectives;
•
reviewing and assessing the major risks we face and reviewing, approving and monitoring our approach to addressing such risks;
•
developing and reviewing the CEO’s corporate objectives, annually evaluating the performance of the CEO against these objectives, determining his performance-based compensation annually and developing appropriate succession plans, from time to time; and
•
reviewing, monitoring, and maintaining the integrity of the Company’s controls and procedures, including its disclosure controls and procedures, its internal controls and procedures for financial reporting, and its compliance with the Code of Business Conduct and Ethics (the “Code of Ethics”).

A current copy of the Corporate Governance Guidelines, the text of which is incorporated by reference into this Circular, is available, without charge, at www.imax.com and www.sedar.com.

Director Independence

The Board of Directors is comprised of a majority of independent directors as defined under applicable legal, regulatory and stock exchange requirements. Section 303A of the NYSE Listed Company Manual provides that no director qualifies as “independent” unless the Board of Directors affirmatively determines that such director has no material relationship with the Company, and Section 1.2 of NI 58-101 provides that an independent director is a person other than an officer or employee of the Company, or an individual having a material relationship with the Company that in the opinion of the Board of Directors could reasonably interfere with the exercise of independent judgment in carrying out the responsibilities of the director. The NYSE Listed Company Manual and NI 58-101 set forth specific categories of relationships that disqualify a director from being independent.

The Board of Directors has reviewed the independence of each director and considered whether any director has a material relationship with the Company. As a result of this review, the Board of Directors affirmatively determined that each of the following directors, representing nine of our ten directors, is independent within the meaning of the NYSE, Canadian securities regulations, and SEC director independence standards, as currently in effect:

• Gail Berman	• David W. Leebron	• Dana Settle
• Eric A. Demirian	• Michael MacMillan	• Darren Throop
• Kevin Douglas	• Steve R. Pamon	• Jennifer Wong

Our Board of Directors’ independence determination was based on information provided by the directors and discussions among the officers and directors.

In making the foregoing independence determination, the Board of Directors considered that Mr. Douglas is our largest individual shareholder, holding approximately 16.36% of our Common Shares as of April 10, 2023. However, the Board determined that, notwithstanding Mr. Douglas’ shareholdings, he has neither a direct nor indirect material interest in any transactions with the Company.

Mr. MacMillan is the ultimate controlling shareholder in Blue Ant Media (“Blue Ant”), a media company which he co-founded in 2011. Blue Ant, in turn, owns 70% of Beach House Pictures Pte Ltd (“Beach House”). Beach House and the Company are negotiating a co-financing and negative pick-up agreement relating to a documentary film. The terms of this transaction have not been finalized, and there is no assurance that the transaction will be consummated. The Board of Directors is aware of the contemplated transaction and believes that, if consummated, the transaction will not constitute a material relationship between Mr. MacMillan and the Company.

By virtue of Mr. Gelfond’s current role as CEO, IMAX Corporation, he is not considered to be an independent director.

All members of the Compensation Committee, Audit Committee and Governance Committee are considered “independent” under each such Committee’s independence standards pursuant to the relevant U.S. and Canadian regulations. In the event any transaction or agreement is proposed in respect of which a director has a material interest, the director will be recused from voting on that matter and removed from the meeting while the transaction at issue is being considered by the Board of Directors.

Board Composition and Refreshment

Our articles provide that the Board of Directors may be comprised of a minimum of one and a maximum of 15 directors, with the actual number determined from time to time by resolution of the Board of Directors. As of the date of this Circular, the size of the Board of Directors has been set at ten directors.

The Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal governance structure so as to provide independent oversight of management. The Board of Directors has determined that there is no single, generally accepted approach to providing governance and that given the evolving nature of our business, the right governance structure for the

Board of Directors may vary as circumstances warrant. Consistent with this understanding, the independent directors consider the Board of Directors’ size and composition on an annual basis in connection with its annual self-evaluation.

In considering its governance structure, the Board of Directors has taken a number of factors into consideration. The Board of Directors, with a majority of its directors being independent directors, exercises strong, independent oversight. This oversight function is enhanced by the fact that all of the Board Committees and their respective chairpersons are comprised entirely of independent directors. A number of processes and procedures of the Board of Directors and of the Committees provide independent oversight of the CEO’s performance:

•
regular executive sessions of the independent directors;
•
the ability of independent directors to contact one another, the CEO, and other executive officers at any time; and
•
the annual evaluations of the performance of the CEO against pre-determined and other criteria.

We also provide instructions for our shareholders and other interested parties to communicate directly with the Board of Directors, see “Shareholder Communication” on page 7. The Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee the Company and of those who manage it on a day-to-day basis.

The Board of Directors recognizes the importance of Board of Directors refreshment and aims to strike a balance between the knowledge and experience that comes from longer tenures on the Board of Directors with the fresh ideas and perspectives that can come from adding new members.

The Governance Committee regularly considers the size and composition of the Board and assesses whether the composition appropriately aligns with the Company’s evolving business and strategic needs. We are committed to having a Board that reflects diverse perspectives. The Governance Committee charter requires the Board and its third-party consultants to consider female representation and diversity as one of several factors in its search process. The Governance Committee also considers succession planning in light of anticipated retirements, and for Board and Committee Chair roles, to maintain relevant expertise and depth of experience. As a result of our ongoing refreshment and diversity efforts, the Board added one new director in 2021, who is a member of a visible minority group, and two female directors in 2023, one of whom is a member of a visible minority group.

In addition, the composition of the Compensation Committee was refreshed in 2022, with Kevin Douglas succeeding Darren Throop as the Chair and Steve Pamon joining as a member of the Committee.

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board of Directors has the flexibility to determine the appropriate Board of Directors leadership structure. In making this determination, the Board of Directors considers many factors, including the needs of the business at the time, the assessment of its leadership needs, and the best interests of shareholders. When the Chair is not an independent director, the independent directors will appoint a lead independent director.

The Board believes that it is currently appropriate to separate the roles of Chair and CEO. The CEO is responsible for setting our strategic direction and the day-to-day leadership of our business, while the Chair, along with the rest of our independent directors, ensures that the Board’s time and attention are focused on oversight of the Company’s most critical matters. Mr. Throop, an independent director, currently serves as the Chair of the Board. Additionally, we believe the separation of the roles contributes to the independence of the Board in its oversight role and in assessing the CEO and management generally. The Board appointed Mr. Throop to serve as Chairman of the Board due to his many years as a valuable member of our Board, as well as his extensive operational and leadership experience.

The Board of Directors will routinely assess its Board leadership structure with careful consideration of the feedback obtained through shareholder engagement.

Risk Management

The Board of Directors is responsible for overseeing the various risks that we face. In this regard, the Board of Directors seeks to understand and oversee critical business risks. Risks are considered in virtually every business decision and as part of our overall business strategy.

While the Board of Directors is responsible for reviewing and assessing the major risks that we face and for reviewing, approving and monitoring our approach to addressing such risks, our management is charged with managing risk. We have robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board of Directors through senior management. These include:

•
an enterprise risk management program;
•
regular internal management disclosure committee meetings;
•
the Code of Ethics;

•
a Whistle Blower Program;
•
an Anti-Bribery and Anti-Corruption Policy;
•
a Corporate Policy and Procedure on Insider Trading;
•
a Clawback Policy;
•
rigorous product quality standards and processes; and
•
comprehensive internal and external audit processes.

The Board of Directors and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program annually. Management communicates routinely with the Board of Directors and the Audit Committee on the significant risks identified and how they are being managed. The Board of Directors implements its risk oversight function both as a whole and through the Audit Committee. The Audit Committee oversees risks related to our financial statements, the financial reporting process, accounting, cybersecurity and data privacy, and legal matters. The Audit Committee also oversees the internal audit function and our Whistle Blower Program. The Audit Committee members meet separately with our CEO and representatives of the independent auditing firm a minimum of four times per year.

The Governance Committee assists the Board of Directors in its oversight of the Company’s governance structure and other corporate governance matters, including the composition of the Board of Directors. The Governance Committee also assists the Board in the oversight of the Company’s ESG-related initiatives and matters. The Compensation Committee reviews our compensation policies and practices to assess whether such policies and practices could lead to unnecessary risk-taking behavior of our employees.

The Board of Directors regularly engages in discussion of financial, legal, business, technology, economic, political and other risks. Because overseeing risk is an ongoing process and inherent in our strategic decisions, the Board of Directors also discusses risk in relation to specific proposed actions.

Nomination Process

The Governance Committee is responsible for identifying and recommending candidates for election or re-election to the Board of Directors. Such candidates are then nominated for election by a majority of our independent directors. The Governance Committee does not set forth specific, minimum qualifications that nominees must possess in order for the Governance Committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated in light of opportunities and risks facing the Company and the competencies, skills and personal qualities that are desirable to contribute to our effective governance. In evaluating potential nominees for election and re-election as members of the Board of Directors, the Governance Committee seeks nominees that:

•
manifest the highest integrity and possess the highest personal and professional ethics;
•
have significant business experience or other organizational leadership experience that will allow the nominee to contribute significantly to the Company as a member of the Board of Directors;
•
have the willingness and an ability to make the necessary time commitment to actively participate as a member of the Board of Directors;
•
exhibit sound business judgment;
•
are committed to representing the long-term interests of our shareholders; and
•
for re-elections, the director’s participation in and contributions to the activities of the Board, the results of the most recent Board evaluation, and meeting attendance.

Candidates are identified from a number of sources including recommendations from directors, management, shareholders and others. The Governance Committee will consider any nominee recommended by a shareholder under the same criteria as any other potential nominee.

Shareholders who wish to have the Governance Committee consider the nomination of any person for director at the 2024 Annual Meeting of Shareholders should submit a shareholder proposal made in accordance with the provisions of the CBCA to the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1, Attention: Corporate Secretary between January 10, 2024 and March 10, 2024, or by submitting a timely notice in compliance with the advance notice procedures set forth in the Second Amended and Restated By-Law No. 1 of the Company at IMAX Corporation, 2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1, Attention: Corporate Secretary. We may require that a proposed nominee furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Company.

Board Composition and Focus on Diversity

The Governance Committee charter mandates that the Governance Committee review, on a periodic basis, the current composition of the Board of Directors in light of the characteristics of independence, diversity, age, competencies, skills, experience, availability of service to the Company and tenure of the directors and of the Board of Directors’ anticipated needs. While the Governance Committee does not have a formal policy specifying how diversity of background and personal experience should be applied in reviewing the current composition of the Board of Directors or in identifying or evaluating candidates for the Board of Directors, the Governance Committee is committed to having a diverse Board of Directors in that it seeks individuals from different backgrounds with varying perspectives, professional experience, education and skills. As a result of our ongoing refreshment and diversity efforts, the Board added one new director in 2021, who is a member of a visible minority group, and two female directors in 2023, one of whom is a member of a visible minority group.

The Company has evaluated the number of (i) women; (ii) members of visible minorities; (iii) aboriginal persons; and (iv) persons with disabilities (collectively, the “Designated Groups”) represented on the Board of Directors or in senior management positions. As of the date of this Circular, 40% of our Board of Directors is represented by the Designated Groups, with three female directors (30%) and two directors who identify as members of a visible minority group (20%). One director falls under both categories. This represents an increase in the representation of the Designated Groups in our Board of Directors compared to the representation of the Designated Group in the previous Board of Directors, which included two members in the Designated Group. This increase underscores the Board of Directors’ commitment to actively seek out women and diverse candidates. We currently have seven female members on our management team of 19 (37%) and 5 members on our management team who are members of a visible minority group (26%). Two members of our management team fall under both categories. None of the other members of our management team identify as any of the other types of Designated Groups. The Company has not independently verified the responses of those who have self-identified as members of the Designated Groups. We do not have a policy or targets on the representation of Designated Groups on the Board of Directors or on our management team, as the Board of Directors does not believe that quotas or strict rules necessarily result in the identification or selection of the best candidates. Rather, the Governance Committee takes into account the competencies, skills and personal qualities described above. However, the Board of Directors is mindful of the benefit of diversity in our leadership positions and the need to maximize the effectiveness of the Board of Directors and management and their decision-making abilities. Accordingly, in searches for new directors and members of senior management, the Board of Directors, and its third-party consultants that may be hired to assist in identifying candidates, consider the level of female representation and diversity as one of several factors used in its search process.

Director Term Limits

The Board of Directors has not established any term limits for directors but has adopted a mandatory retirement age of 80. It does not believe there to be a correlation between term of service and effective board performance and renewal. The Board of Directors has adopted processes whereby the Governance Committee, along with the Chair of the Board, periodically reviews the composition of the Board of Directors and the skills and experience required to best meet the needs of the Company. When a vacancy in the Board of Directors occurs, the Governance Committee, in conjunction with the Chair of the Board and the CEO, is responsible for identifying potential candidates for consideration based on the various experience and skills required as a result of such vacancy. In addition, the Governance Committee oversees an annual assessment of the effectiveness of the Board of Directors and Board Committees and self-assessments completed by the directors evaluating their individual performance and contributions to the Board of Directors.

Meetings of the Board of Directors and its Committees

During the fiscal year ended December 31, 2022, the Board of Directors held seven meetings, the Audit Committee held five meetings, the Compensation Committee held three meetings and the Governance Committee held one meeting. Each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and Committees of the Board on which such director served in 2022. The independent directors are given the opportunity to hold executive sessions (where members of management are not in attendance) at all regularly scheduled Board of Directors meetings. A total of seven such executive sessions of the Board of Directors were held during 2022.

Our Board of Directors does not include a single director chosen to preside over the regularly scheduled (quarterly) executive sessions. Executive sessions which follow Board of Directors meetings are usually informal discussions which are often led by the Chair of the Board or a chair of one of the Board Committees, depending on the subjects to be discussed. The Chair of the Board reviews the matters to be discussed in executive sessions and determines which director is best placed to preside over the executive session. This process facilitates open and candid discussions among the independent directors.

The following incumbent directors attended the following number of Board of Directors meetings during the fiscal year ended December 31, 2022:

Richard L. Gelfond	7/7	Kevin Douglas	7/7	Steve R. Pamon	7/7
Darren Throop	7/7	David W. Leebron	7/7	Dana Settle	7/7
Eric A. Demirian	7/7	Michael MacMillan	7/7
(1)
Mses. Berman and Wong joined the Board on March 6, 2023.

All of the members of the Audit Committee are independent directors and hold in camera sessions where members of management are not in attendance at least once each fiscal quarter. A total of four such in camera sessions were held during 2022.

While we encourage directors to attend our Annual Meeting of Shareholders, there is no formal policy concerning such attendance. All of the eight then-incumbent directors attended last year’s Annual Meeting of Shareholders.

Committees of the Board of Directors

To assist it in discharging its duties effectively, the Board of Directors has delegated some of its duties to three committees of the Board: the Audit Committee, the Compensation Committee and the Governance Committee. Each of these committees and their respective chairs are appointed annually by the Board of Directors. Each committee has a written charter which sets out its principal duties and responsibilities. Each committee has the authority to retain special legal, accounting or other advisors. The following table shows the composition of each of our Board Committees on April 14, 2023.

Name	Independent Director	Audit Committee	Governance Committee	Compensation Committee
Eric A. Demirian	✓	✓ (Chair)
Kevin Douglas	✓			✓ (Chair)
David W. Leebron	✓	✓	✓ (Chair)
Michael MacMillan	✓	✓	✓
Steve R. Pamon	✓		✓	✓
Dana Settle	✓		✓	✓
Darren Throop	✓			✓

Audit Committee

The Audit Committee is currently composed of Messrs. Demirian (Chair), Leebron and MacMillan, each of whom is an independent director who meets the independence and other requirements of the NYSE and Canadian National Instrument 52-110 - Audit Committees standards applicable to Audit Committee members. The Board of Directors has established the Audit Committee for the purpose of overseeing:

•
the quality and integrity of our financial statements and related disclosure;
•
our compliance with legal and regulatory requirements;
•
the independent auditors’ qualifications and independence;
•
the effectiveness of our risk management program, including with respect to cybersecurity and data privacy risk;
•
the performance of our internal audit function;

•
internal controls and procedures; and
•
the performance of the independent auditors.

Each Audit Committee member has experience with various businesses and professions, which is relevant to their understanding of the accounting principles used by the Company in preparing its financial statements and to their understanding of the general applications of such accounting principles in connection with the accounting for estimates, accruals and reserves. These experiences have been with companies, businesses and professional organizations presenting a breadth and level of complexity of accounting issues generally comparable to those reasonably expected to be raised by our financial statements and have provided them with an understanding of internal controls and procedures for financial reporting. For more information on the education and experience of each Audit Committee member, see “Item No. 1 - Election of Directors” on page 9. The Board of Directors has determined that Mr. Demirian qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K as a result of Mr. Demirian’s qualifications as a Chartered Professional Accountant. Mr. Demirian serves as the Chair of the Audit Committee.

The Audit Committee meets with our external auditors, both with and without management present, to review and discuss our accounting policies, our quarterly and year-end financial statements and their presentation, and significant financial issues which may arise for our Company. The Audit Committee operates under a written mandate adopted by our Board of Directors. A current copy of the Audit Committee Charter is available, without charge, at www.imax.com or upon written request to the Company at IMAX Corporation, 902 Broadway, 20th Floor, New York, New York 10010, Attention: Corporate Secretary.

Compensation Committee

The Compensation Committee is currently composed of Messrs. Douglas (Chair), Pamon and Ms. Settle, each of whom is an independent director. The Compensation Committee is responsible for evaluating and making recommendations to the Board of Directors regarding our equity-based and incentive compensation plans, policies and programs. In addition, the Compensation Committee approves or recommends to the Board of Directors the compensation package (including components, quantum and timing) for our CEO, sets his performance factors, and assesses his performance on a periodic basis. On an annual basis, the Compensation Committee reviews and approves the components and the amount of compensation paid to certain of our senior executives. The Compensation Committee has been actively engaged in implementing changes that will promote greater alignment between executive compensation and the long-term priorities of the Company, which include the design and granting of PSUs as part of executive compensation for the CEO and NEOs.

The Compensation Committee has the authority to retain outside consultants to provide independent advice to the Compensation Committee. In 2022, the Compensation Committee retained compensation consultants. For additional information on the role of outside consultants, please see “Role of Outside Consultants” on page 45.

The Compensation Committee is responsible for performing the functions required of it under our equity award plans, including the grant of stock options, RSUs and PSUs from time to time, which grants are subject to guidelines determined by our Human Resources department and the Compensation Committee. The Compensation Committee enacts written resolutions from time to time authorizing the grant of stock options, RSUs and PSUs. The Compensation Committee operates under a written mandate adopted by our Board of Directors. A current copy of the Compensation Committee Charter is available, without charge, at www.imax.com or upon written request to the Company at IMAX Corporation, 902 Broadway, 20th Floor, New York, New York 10010, Attention: Corporate Secretary.

Governance Committee

The Governance Committee is currently composed of Messrs. Leebron (Chair), MacMillan, Pamon and Ms. Settle, each of whom is an independent director. The Governance Committee is responsible for monitoring and evaluating our corporate polices and governance practices, monitoring significant developments in the law and practice of corporate governance, monitoring and evaluating our compliance with the law, our articles, by-laws and governance agreements, and monitoring the effectiveness of the Board of Directors and Board Committees in the discharge of their general oversight responsibilities. In addition, the Governance Committee oversees our policies and programs concerning corporate social responsibility, including ESG matters. The Governance Committee, together with management, reports updates on the Company’s overall corporate social responsibility strategy, including ESG matters, to the full Board.

The Governance Committee is responsible for identifying and recommending candidates for election to the Board of Directors. The Governance Committee evaluates potential new candidates for the Board of Directors on an ongoing basis in light of the opportunities and risks facing us and the competencies, skills and personal qualities that are desirable to add value and to contribute to our effective governance. The Governance Committee also has the authority to engage consultants and third-party search firms to assist in identifying qualified candidates for the Board of Directors. The Governance Committee, together with the CEO and other members of the Board of Directors and/or senior management, meet with and interview potential candidates.

The Governance Committee operates under a written mandate adopted by our Board of Directors. A current copy of the Governance Committee Charter is available, without charge, at www.imax.com or upon written request to the Company at IMAX Corporation, 902 Broadway, 20th Floor, New York, New York 10010, Attention: Corporate Secretary.

Orientation and Education

We have developed and implemented orientation materials and procedures for new directors. When new directors join our Board of Directors, we provide a comprehensive onboarding package, which includes written materials on our industry, business, strategies, and policies. New directors also have access to fellow directors and senior management and are invited to attend orientation sessions as necessary.

For continued education of our directors, we provide reports, presentations, and other written materials, prepared by internal and external experts, relating to our business and on relevant topics such as industry trends, geopolitical and macroeconomic developments, and the evolving ESG landscape on a periodic basis. Directors are also offered annual membership in the National Association of Corporate Directors, at our expense.

Board and Committee Self-Assessment

On an annual basis, each director and committee member completes a review and self-evaluation of the Board of Directors’ and Board Committees’ operating effectiveness as well as his or her own individual performance as a member of the Board of Directors. The evaluation process solicits feedback on a range of issues, including Board and committee structure and compositions, meeting process and dynamics, interaction with management, and other information and resources available to the Board. The input is summarized on a confidential basis and provided to the chair of the Governance Committee. The results of the evaluations are reported to the Board of Directors. Any agreed upon improvements are implemented as applicable.

Written Position Descriptions

The Board of Directors is responsible for the appointment of the Chair of the Board and for the appointment of the Chair and members of each Board Committee. The Board of Directors and Committees of the Board each operate within written mandates established and periodically reviewed by the Board of Directors. The Chair of each committee is responsible for reporting on the activities of that committee to the full Board of Directors on a periodic basis.

The Board of Directors has not developed a written position description for the CEO. The Board of Directors and the CEO develop, on an annual basis, detailed written corporate objectives and parameters pursuant to which the CEO operates our business. The Board of Directors is also responsible for annually evaluating the CEO against these objectives.

Directors’ Share Ownership Guidelines

To support the alignment of directors’ interests with those of our shareholders, non-management directors are required, in accordance with the Share Ownership Guidelines, to achieve and maintain share ownership of at least two times their annual retainer. Directors subject to the policy must satisfy the guidelines within four years of the date such director first became subject to the policy. In 2022, the Share Ownership Guidelines were updated to increase the directors' minimum shareholder requirement from 200% of the annual retainer to 300% of the annual retainer. As of April 1, 2023, all of the non-management directors had met their share ownership guidelines within the required time frame.

Name	Guideline (% Annual Retainer)	(1)	Current Ownership (% of salary)
Gail Berman(2)	300%		0%
Eric A. Demirian	300%		1,195%
Kevin Douglas	300%		229,532%
David W. Leebron	300%		2,528%
Michael MacMillan	300%		787%
Steve Pamon (3)	300%		362%
Dana Settle	300%		1,300%
Darren Throop	300%		372%
Jennifer Wong(4)	300%		0%
(1)
Pursuant to the Company's Share Ownership Guidelines, compliance with such guidelines is measured as of April 1st of each year.

(2)
Ms. Gail became subject to the Share Ownership Guidelines in 2023. She will be required to hold 25% of the minimum shareholding requirement in 2024 and 100% in 2027.
(3)
Mr. Pamon became subject to the Share Ownership Guidelines in 2021 and is currently required to hold 50% of the minimum shareholding requirement.
(4)
Ms. Wong became subject to the Share Ownership Guidelines in 2023. She will be required to hold 25% of the minimum shareholding requirement in 2024 and 100% in 2027.

Corporate Responsibility

The Company makes it a priority to operate its business in a responsible and sustainable manner. This effort includes, but is not limited to, conducting business in a socially responsible and ethical manner, supporting human rights, and undertaking initiatives to reduce our environmental impact and to prominently highlight environmental causes. The Company recognizes the importance of protecting our social, financial, informational, environmental, and reputational assets.

Our Board of Directors and management actively oversee sustainability matters. In 2022, we established a steering committee to lead a Company-wide strategy on ESG matters with the aim to integrate into our operations and Company culture an ESG framework that aligns with the Company’s long-term strategy and interests of our stakeholders. The ESG steering committee is a cross-functional committee that reports to the Governance Committee on a periodic basis. The Governance Committee is charged with briefing the full Board of Directors, elevating oversight of IMAX’s ESG framework, policies and initiatives to the very highest level of the Company.

Environmental Sustainability

We are committed to responsible and sustainable business practices. As one of the world’s leading entertainment technology companies, we believe in making a global social impact through the use of our cutting-edge technology to capture the beauty and fragility of our environment and life on earth in documentaries. IMAX’s catalog of sustainability-themed films includes "A Beautiful Planet", "Born to be Wild", "Pandas", "To the Artic", and "Island of Lemurs: Madagascar". IMAX continues to produce sustainability-themed documentaries to make a global social impact. In 2022, "The Last Glaciers", the much-anticipated IMAX film on the causes and effects of climate change over a four-year stretch across Antarctica, the Himalaya, Alps, Andes and more, was released. On Earth Day, IMAX partnered with Craig Leeson, the director of "The Last Glaciers", to host a live Q&A event to raise awareness in the climate change and its impact on mountain environments and glaciers. Furthermore, we work with educators and learning centers to create educational guides for our sustainability-themed documentaries to be used by teachers in classrooms. This is an extension of the Company’s mission to educate, entertain, and inspire audiences globally. We believe in the power of film to promote awareness of and appreciation for the “big picture,” the understanding that the actions we take in our daily lives can significantly impact the future of the planet.

IMAX continually seeks to raise awareness in environmental sustainability and to reduce our environmental footprint by implementing energy efficient measures, reducing waste, reducing use of fresh water, and limiting runoff through the storm water system in the Company’s facilities. Ten years ago, we partnered with Credit Valley Conservation to build an environmentally friendly parking lot at the Company’s Sheridan Park office in Mississauga, Ontario. Since then, the parking lot has treated stormwater, prevented pollutants and nutrients from entering Lake Ontario, and was recognized with a Minister’s Award for Environmental Excellence in Ontario in 2015. In addition, IMAX has continued to partner with Credit Valley Conservation in its projects related to its property, which includes construction of a theatre and, most recently, planting of trees and development of a trail in its Sheridan Park facility. In 2022, IMAX was recognized with a "Friend of the Credit Conservation Award" from Credit Valley Conservation in the category of Corporate Leadership. This award recognizes the important work being done to preserve the Credit River Watershed and to adopt new and creative approaches to plan for an environmentally sustainable future.

Community Outreach

As part of our corporate responsibility, we are committed to supporting organizations with deep roots in the communities we operate in and partnering with on-the-ground community organizations who are dedicated to creating a positive impact on marginalized, underserved, or otherwise disadvantaged communities. Among other things, we believe in the power of film to ignite and inspire younger generations of filmmakers and moviegoers and endeavor to provide unique experiences to further their interest in filmmaking. In 2022, we partnered with The Boys and Girls Club of America and other local organizations to present exclusive screenings of "Black Panther: Wakanda Forever" to underserved youth in select cities in the U.S. In addition, in 2022, we became a sponsor of Shine Global's first Children's Resilience in Film Awards. Shine Global is a non-profit media company that gives voice to children and their families by telling stories of their resilience to raise awareness, promote action, and inspire change through film. Children's Resilience in Film Awards honor powerful films and preeminent filmmakers who highlight and celebrate the inspiring strength, creativity, and power of children across the world in the face of the pandemic and ongoing humanitarian crises.

In addition to above, we provided corporate sponsorships to National September 11 Memorial & Museum, Rock & Roll Hall of Fame Foundation, National Resources Defense Council, Charlize Theron Africa Outreach Project, and Ronald McDonald House of the Greater Hudson Valley in 2022.

Human Capital

The Company’s mission is to connect the world through extraordinary experiences that inspire us to reimagine what’s possible, together. The Company has the power to inspire, ignite and involve its teams, customers and partners across the 1,716 IMAX Systems in its network to transcend the ordinary. However, we understand that these experiences are only made possible through our employees.

We are committed to acquiring talent and developing internal talent to create a high-performing, diverse workforce. In order to achieve this objective, we offer competitive pay programs and benefits to our people globally. Please see the section titled “Human Capital” in the 2022 Form 10-K for additional information regarding the Company’s employee programs and compensation practices.

Diversity, Equity, and Inclusion

We believe that a culture of diversity and inclusion is a competitive advantage that fuels innovation and strengthens a company’s reputation. We are committed to Diversity, Equity, and Inclusion (“DE&I”) and established an executive sponsorship committee to promote our DE&I strategy, which focuses on the following areas:

•
Raising awareness and educating its employees and affiliates on social issues that are important to its stakeholders.
•
Empowering and encouraging the Company’s employees and leadership to be champions of diversity, equity, and inclusion by encouraging inclusive behaviors and frequent feedback and input.
•
Communicating and connecting with its workforce using inclusive and concise messages.
•
Ensuring that equal opportunity and diversity of people is non-negotiable in how the Company attracts, selects, supports, develops, and rewards its employees, and in the choice of the Company's partners.

As of December 31, 2022, women represented approximately 34% of the Company’s global workforce. The Company currently has three female directors (30%) and two directors who identify as members of a visible minority group (20%) on the Board of Directors. One director falls under both categories. This represents an increase in the representation of the Designated Groups in our Board of Directors compared to the representation of the Designated Group in the previous Board of Directors, which included one female director and one director who identify as a member of a visible minority group in 2022. This increase underscores the Board of Directors’ commitment to actively seek out women and diverse candidates. We currently have seven female members on our management team of 19 (37%) and five members on our management team who are members of a visible minority group (26%). Two members of our management team fall under both categories.

In addition to our efforts to promote diversity within our workforce, we are also committed to help address the gender gap amongst decision-making positions in the cinema industry. In 2022, IMAX was a principal sponsor of The International Union of Cinemas’ Women’s Cinema Leadership Programme. The program is a 12-month cross-sector, international mentoring scheme designed to give talented, up-and-coming female professionals the opportunity to receive mentoring from women executives.

CODE OF BUSINESS CONDUCT AND ETHICS AND INSIDER TRADING POLICY

We have a Code of Ethics applicable to all employees, including our CEO, CFO, and controller and all other persons performing similar functions, and all directors and consultants. Any incidents or reports made in connection with a potential violation of the Code of Ethics are reported to the Audit Committee through (i) the Whistle Blower hotline or (ii) our internal audit function. The Code of Ethics is distributed to applicable individuals on commencement of service and annually thereafter. Such individuals are required annually to acknowledge receipt of, read and agree to abide by the Code of Ethics. A copy of the Code of Ethics, which the Company updated in 2023, is available without charge, at www.imax.com or upon written request at IMAX Corporation, 902 Broadway, 20th Floor, New York, New York 10010, Attention: Corporate Secretary. Any amendments to, or waivers of, the Code of Ethics will be disclosed to the extent required by applicable law or the rules of the New York Stock Exchange at www.imax.com.

To further align the interests of our directors, officers, and employees with those of our shareholders, we adopted our Insider Trading Policy, which prohibits all directors, officers, and employees from engaging in activities that are designed to hedge or offset decreases or increases in the market value of our securities (including, without limitation, prepaid variable forward contracts, equity swaps, collars, and exchange funds). In addition, directors, officers, and employees may not hold our securities in a margin account or pledge its securities as collateral for a loan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, or any security holder of record as of the date of this Circular who owned, of record or to our knowledge, more than 5% of our outstanding Common Shares, or any member of such person’s immediate family, had any material interest, direct or indirect, in any transaction during the last fiscal year, or since the commencement of the current fiscal year, in any completed or proposed transaction, except for the following:

Mr. Douglas is our largest individual shareholder, holding approximately 16.36% of our Common Shares as of April 10, 2023. However, the Board of Directors has determined that, notwithstanding Mr. Douglas’ shareholdings, he has neither a direct nor indirect material interest in any transactions with the Company.

Mr. MacMillan is the ultimate controlling shareholder in Blue Ant, a media company which he co-founded in 2011. Blue Ant, in turn, owns 70% of Beach House. Beach House and the Company are negotiating a co-financing and negative pick-up agreement relating to a documentary film. The terms of this transaction have not been finalized, and there is no assurance that the transaction will be consummated. The Board of Directors is aware of the contemplated transaction and believes that, if consummated, the transaction will not constitute a material relationship between Mr. MacMillan and the Company.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

On a regular basis, we require our directors, nominees for director and executive officers to identify to the Board of Directors transactions and/or relationships which could constitute transactions with a related person as defined in Item 404(a) of Regulation S-K. For any potential transaction in which a director, executive officer, nominee for director, 5% or greater beneficial owner, any immediate family members of the foregoing, or other related person would have a material interest that is expected to exceed $120,000 in a single calendar year, such transaction is reviewed, in advance, by our Chief Legal Officer and Chief Compliance Officer to ensure compliance with our Code of Ethics and to evaluate the disclosure requirements under Item 404(a) of Regulation S-K before being considered for approval by the Board of Directors. In the course of its review and approval or ratification of a related person transaction, the Board of Directors considers:

•
the approximate dollar value of the transaction;
•
the related person’s interest in the transaction and the approximate dollar value of such interest without regard to any profit or loss;
•
the position of the related person within the Company or relationship with the Company;
•
the materiality of the transaction to the related person and the Company;
•
whether the transaction was undertaken in the ordinary course of business of the Company;
•
whether the transaction would impair the independence of a non-employee director;
•
whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to the Company of, the transaction; and
•
any other information regarding the transaction or the related person in the context of the transaction that would be material to investors in light of the circumstances of the particular transaction.

Currently, we do not have a formal written policy governing transactions with related persons. In the event any transaction or agreement occurs in respect of which a director has a material interest, the director will be recused from voting on that matter and will not participate in the meeting while the transaction at issue is being considered by the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2022.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2022 with senior management. The Audit Committee meets privately with PwC on a periodic basis and PwC has unrestricted access to the Audit Committee. The Audit Committee has discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board Rule 3200T, which include, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has also received written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board (which relate to the accountant’s independence from the Company and related entities) and has discussed with PwC the independence of PwC from the Company. As part of its responsibilities for oversight of the Company’s enterprise risk management process, the Audit Committee has reviewed and discussed the Company’s policies with respect to risk assessment and risk management, including discussions of individual risk areas as well as an annual summary of the overall process.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC and the Company’s Annual Information Form for the fiscal year ended December 31, 2022.

The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

April 26, 2023	Respectfully submitted,

Eric A. Demirian (Chair)
Michael MacMillan
David W. Leebron

NON-GAAP FINANCIAL MEASURES

In this Circular, the Company presents adjusted net loss attributable to common shareholders and adjusted net loss attributable to common shareholders per basic and diluted share, EBITDA, and Adjusted EBITDA per Credit Facility as supplemental measures of the Company’s performance, which are not recognized under U.S. GAAP. Adjusted net loss attributable to common shareholders and adjusted net loss attributable to common shareholders per basic and diluted share exclude, where applicable: (i) share-based compensation; (ii) COVID-19 government relief benefits; (iii) legal judgment and arbitration awards; (iv) realized and unrealized investment gains or losses, (v) acquisition-related expenses, as well as the related tax impact of these adjustments; and (vi) income taxes resulting from management’s decision to no longer indefinitely reinvest the historical earnings of certain foreign subsidiaries.

The Company believes that these non-GAAP financial measures are important supplemental measures that allow management and users of the Company’s financial statements to view operating trends and analyze controllable operating performance on a comparable basis between periods without the after-tax impact of share-based compensation and certain unusual items included in net loss attributable to common shareholders. Although share-based compensation is an important aspect of the Company’s employee and executive compensation packages, it is a non-cash expense and is excluded from certain internal business performance measures.

A reconciliation from net loss attributable to common shareholders and the associated per share amounts to adjusted net loss attributable to common shareholders and adjusted net loss attributable to common shareholders per base and diluted share is presented in the table below. Net loss attributable to common shareholders and the associated per share amounts are the most directly comparable GAAP measures to adjusted net loss attributable to common shareholders and the associated per share amounts, because they reflect the earnings relevant to the Company’s shareholders, rather than the earnings attributable to non-controlling interests.

Adjusted Net Loss Attributable to Common Shareholders and Associated Per Share

	Twelve Months Ended December 31,
	2022		2021
(in thousands of U.S. Dollars, except per share amounts)	Net Loss	Per Share	Net Loss	Per Share
Net loss attributable to common shareholders	$(22,800)	$(0.40)	$(22,329)	$(0.38)
Adjustments (1):
Share-based compensation	26,382	0.46	24,815	0.42
COVID-19 government relief benefits, net	(373)	(0.01)	(3,839)	(0.06)
Legal judgment and arbitration award	—	—	(1,770)	(0.03)
Realized and unrealized investment (gains) losses	(70)	—	3,769	0.06
Acquisition-related expenses	1,122	0.02	—	—
Tax impact on items listed above	(1,054)	(0.02)	(1,909)	(0.03)
Income taxes resulting from management's decision to no longer indefinitely reinvest the historical earnings of certain foreign subsidiaries	—	—	381	0.01
Adjusted net income (loss)(1)	$3,207	$0.06	$(8,420)	$(0.14)
Weighted average diluted shares outstanding (in '000)		57,371		59,126
(1)
Reflects amounts attributable to common shareholders.

In addition to the non-GAAP financial measures discussed above, management also uses “EBITDA,” as such term is defined in the Company’s Credit Agreement, and which is referred to herein as “Adjusted EBITDA per Credit Facility.” As allowed by the Credit Agreement, Adjusted EBITDA per Credit Facility includes adjustments in addition to the exclusion of interest, taxes, depreciation and amortization. Accordingly, this non-GAAP financial measure is presented to allow a more comprehensive analysis of the Company’s operating performance and to provide additional information with respect to the Company’s compliance against its Credit Agreement requirements, when applicable. In addition, the Company believes that Adjusted EBITDA per Credit Facility represents relevant and useful information widely used by analysts, investors and other interested parties in the Company’s industry to evaluate, assess and benchmark the Company’s results.

EBITDA is defined as net income or loss excluding (i) income tax expense or benefit; (ii) interest expense, net of interest income; (iii) depreciation and amortization, including film asset amortization; and (iv) amortization of deferred financing costs. Adjusted EBITDA per Credit Facility is defined as EBITDA excluding: (i) share-based and other non-cash compensation; (ii) realized and unrealized investment gains or losses; (iii) acquisition-related expenses and (iv) write-downs, net of recoveries, including asset impairments and credit loss expense.

A reconciliation of net loss attributable to common shareholders, which is the most directly comparable GAAP measure to EBITDA and Adjusted EBITDA per Credit Facility, is presented in the table below. Net loss attributable to common shareholders is the most directly comparable GAAP measure because it reflects the earnings relevant to the Company’s shareholders, rather than the earnings attributable to non-controlling interests.

Adjusted EBITDA per Credit Facility

	Twelve Months Ended December 31 (1)
	2022			2021
(in thousands of U.S. Dollars)	Attributable to Non- Controlling Interests and Common Shareholders	Less: Attributable to Non- Controlling Interests	Attributable to Common Shareholders	Attributable to Non- Controlling Interests and Common Shareholders	Less: Attributable to Non- Controlling Interests	Attributable to Common Shareholders
Reported net loss	$(19,877)	$2,923	$(22,800)	$(9,577)	$12,752	$(22,329)
Add (subtract):
Income tax expense	10,108	1,256	8,852	20,564	4,049	16,515
Interest expense, net of interest income	1,272	(251)	1,523	2,362	(356)	2,718
Depreciation and amortization, including film asset amortization	56,661	4,820	51,841	56,082	5,255	50,827
Amortization of deferred financing costs (2)	3,177	—	3,177	2,513	—	2,513
EBITDA	$51,341	$8,748	$42,593	$71,944	$21,700	$50,244
Stock and other non-cash compensation	27,573	760	26,813	26,079	1,114	24,965
Realized and unrealized investment gains	(70)	—	(70)	(5,340)	(1,571)	(3,769)
Acquisition-related expenses	1,122	—	1,122	—	—	—
(Recoveries) write-downs, including asset impairments and credit loss expense	15,723	1,723	14,000	(2,187)	(1,159)	(1,028)
Legal arbitration awards	—	—	—	(1,770)	—	(1,770)
Adjusted EBITDA per Credit Facility	$95,689	$11,231	$84,458	$88,726	$20,084	$68,642
(1)
The Senior Secured Net Leverage Ratio is calculated using Adjusted EBITDA per Credit Facility determined on a trailing twelve-month basis. During the first quarter of 2021, the Company entered into the Second Amendment to the Credit Facility Agreement which, among other things, suspended the Senior Secured Net Leverage Ratio financial covenant in the Credit Agreement through the first quarter of 2022 and, once re-established, permitted the Company to use EBITDA from the third and fourth quarters of 2019 in lieu of EBITDA for the corresponding quarters of 2021.
(2)
The amortization of deferred financing costs is recorded within Interest Expense in the Consolidated Statements of Operations.

These non-GAAP measures may not be comparable to similarly titled amounts reported by other companies. Additionally, the non-GAAP financial measures used by the Company should not be considered as a substitute for, or superior to, the comparable GAAP amounts.

AVAILABLE INFORMATION

We make available free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K as soon as reasonably practicable after such filing has been made with the SEC. Reports are available at www.imax.com or by calling Investor Relations at 905-403-6500. Additional information relating to the Company is available at www.sedar.com. Financial information is provided in our comparative financial statements and MD&A for our most recently completed financial year. The text of the current copy of the Corporate Governance Guidelines is incorporated by reference into this Circular.

APPROVAL BY BOARD OF DIRECTORS

The contents and the sending of this Circular to each shareholder entitled to receive notice of the Meeting, to each director and to the auditors of the Company have been approved by the Board of Directors.

April 26, 2023

/s/ Kenneth I. Weissman

Kenneth I. Weissman
Deputy General Counsel & Corporate Secretary

APPENDIX A

IMAX CORPORATION

SECOND AMENDED AND RESTATED BY-LAW NO. 1

A by-law regulating generally the transaction of the business and affairs of IMAX Corporation.

Section 1

INTERPRETATION

1.1.
Definitions. In this by-law, which may be cited as the By-law, unless the context otherwise requires:

“Act” means the Canada Business Corporations Act, R.S.C. 1985, C. 44 and any statute that may be substituted therefor, as from time to time amended;

“Articles” includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement and articles of revival of the Corporation;

“Board” means the Board of Directors of the Corporation;

“Corporation” means IMAX Corporation;

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

“meeting of shareholders” means any meeting of shareholders including an annual meeting and a special meeting;

“non-business day” means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada);

“recorded address” means in the case of a shareholder the address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are two or more; and in the case of a director, officer or auditor, the latest address as recorded in the records of the Corporation.

1.2.
Construction. Save as aforesaid, words and expressions defined in the Act have the same meanings when used herein; and words importing the singular include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, associations, trusts, executors, administrators, legal representatives, and unincorporated organizations and any number or aggregate of persons.

Section 2

MEETINGS OF SHAREHOLDERS

2.1.
Meetings of Shareholders. The annual meeting of shareholders shall be held in each year on a date to be determined by the Board. The Board, the Chair, a Vice-Chair or the Chief Executive Officer may call a special meeting of shareholders, at any time.
2.2.
Chair, Secretary and Scrutineers. The chair of any meeting of shareholders shall be the first mentioned of such of the following officers who is present at the meeting: the Chair, the Chief Executive Officer, a Vice-Chair or a Vice-President who is a director of the Corporation. If no such officer is present within fifteen minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to act as chair. The secretary of any meeting of shareholders shall be the Secretary of the Corporation. If the Secretary is absent, the chair shall appoint some person, who need not be a shareholder, to act as secretary of the meeting. The chair may appoint one or more persons who need not be shareholders to act as scrutineers at the meeting.

2.3.
Persons Entitled to be Present. The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors, the auditors of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles to be present. Any other person may be admitted with the consent of the meeting or of the chair of the meeting.
2.4.
Quorum. Except as otherwise provided in the Articles, a quorum for the transaction of business at any meeting of shareholders shall be at least two persons present in person or by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting, each being a shareholder entitled to vote thereat or a duly appointed proxyholder for such a shareholder and together holding or representing by proxy not less than 33-1/3% of the outstanding shares of the Corporation entitled to be voted at the meeting.
2.5.
Procedures at Meetings. The Board may determine the procedures to be followed at any meeting of shareholders including, without limitation, the rules of order. Subject to the foregoing, the chair of a meeting may determine the procedures of the meeting in all respects.
2.6.
Meetings Held by Electronic Means. If the Board calls a meeting of shareholders under the Act, the Board may determine that the meeting shall be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting. A person participating in the meeting by such means shall be deemed to be present at the meeting.
2.7.
Place of Meetings. All meetings of the shareholders shall be held at such place in Canada or otherwise specified in the Articles as the Board determines or, in the absence of such a determination, at the place stated in the notice of meeting. Any meeting of shareholders conducted by means of a telephonic, an electronic or other communication facility in accordance with Section 2.6 shall be deemed to be held at the registered office of the Corporation or such other place as determined by the Board.

Section 3

DIRECTORS

3.1.
Number of Directors; Filling Vacancies. Subject to the Act and the Articles the number of directors of the Corporation may be fixed from time to time by resolution of the Board, and any vacancies on the Board, whether arising due to an increase in the number of directors or otherwise, may be filled by the Board.
3.2.
Term of Office. Subject to Section 3.3 hereof, each director shall be elected for a term as provided in the Articles.
3.3.
Qualification of Directors. In addition to the disqualifications provided for in the Act, a director who is a salaried officer of the Corporation other than the Chief Executive Officer, the Chair, or a Vice-Chair, shall cease to hold office as a director when he or she ceases to be a salaried officer of the Corporation.
3.4.
Quorum. A majority of the directors holding office at any particular time shall constitute a quorum of the Board.
3.5.
Meeting Following Annual Meeting. The Board shall meet without notice as soon as practicable after each annual meeting of shareholders to transact such business as may come before the meeting and to appoint by election:
(1)
the Chair;
(2)
the Chief Executive Officer;
(3)
the Secretary;
(4)
one or more Vice-Presidents; and
(5)
such other officers as the Board chooses to appoint.

Each of the officers appointed by the Board, whether at the meeting of the Board after the annual meeting of shareholders or at any other meeting, shall perform such duties and have such powers as are customarily performed and held by such officers, subject to any limitations or specific duties required to be performed or specific powers bestowed by the Board from time to time.

3.6.
Other Meetings of the Board. In addition to the meeting following the annual meeting of shareholders described in Section 3.5 above and regular quarterly meetings, meetings of the Board may be held from time to time at a date, time and place determined by the Chair, a Vice-Chair or any two of the directors.
3.7.
Notice of Meeting. Notice of the time and place of each meeting of the Board requiring notice shall be given to each director not less than forty-eight (48) hours before the time at which the meeting is to be held.
3.8.
Chair. The chair of any meeting of the Board shall be the first mentioned of such of the following officers who is present at the meeting: the Chair, the Chief Executive Officer, a Vice-Chair or a Vice-President who is a director of the Corporation. If no such officer is present, the directors present shall choose one of their number to act as chair.
3.9.
Votes to Govern. Subject to the Articles and this By-law, at all meetings of the Board, every question shall be decided by a majority of the votes cast. The chair of any meeting may vote as a director and, in the event of an equality of votes, the chair shall not be entitled to a second or casting vote.
3.10.
Remuneration. No director who is a salaried officer of the Corporation shall be entitled to any remuneration for the performance of his or her duties as a director. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his or her being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.
3.11.
Interest of Directors and Officers Generally in Contracts. No director or officer shall be disqualified as a result of being a director or officer from contracting with the Corporation. No contract or arrangement entered into by or on behalf of the Corporation with any director or officer or in which any director or officer is in any way interested shall be voidable for that reason, nor shall any director or officer so contracting or being so interested be liable to account to the Corporation for any profit realized by any such contract or arrangement by reason of such director or officer holding that office or of the fiduciary relationship thereby established; provided that the director or officer shall have complied with the provisions of the Act.

Section 4

ADVANCE NOTICE PROVISION

4.1.
Nomination of Directors. Except as otherwise provided by applicable law, the Articles or the By-laws of the Corporation, only persons who are nominated in accordance with the following procedures will be eligible for election as a director of the Corporation. Nominations of a person for election to the Board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, (a) by or at the direction of the Board or an authorized officer of the Corporation, including pursuant to a notice of meeting, (b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act, or (c) by any person (a “Nominating Shareholder”) (i) who, at the close of business on the date of the giving of the notice provided for in Section 4.1(a) below and on the record date for notice of such meeting, is entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Corporation, and (ii) who provides timely notice in proper written form to the Secretary of the Corporation in accordance with this Section 4.1:
(a)
To be timely, a Nominating Shareholder’s notice must be made and received at the registered office of the Corporation:

(i)
in the case of an annual meeting of shareholders, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than fifty (50) days after the date (the “Notice Date”) on which the first Public Announcement (as defined below) of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and
(ii)
in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first Public Announcement of the date of the special meeting of shareholders was made.
(b)
In the event of any adjournment or postponement of a meeting of shareholders, or a Public Announcement thereof, the required time periods for the giving of a Nominating Shareholder’s notice as described in Section 4.1(a)(i) or (ii), as applicable, will apply using the date of the adjourned or postponed meeting or the date of a Public Announcement thereof, as the case may be.
(c)
In no event may a Nominating Shareholder provide notice with respect to a greater number of director candidates than are subject to election by shareholders at the applicable meeting.
(d)
To be in proper written form, a Nominating Shareholder’s notice must set forth:
(i)
as to each person whom the Nominating Shareholder proposes to nominate for election as a director:
(1)
the name, age, business address and residential address of the person;
(2)
the principal occupation, business or employment of the person;
(3)
the country of residence of the person, including the person’s status as a “resident Canadian” (as such term is defined in the Act);
(4)
the class or series and number of shares of the Corporation which are, directly or indirectly, controlled or directed, or which are owned beneficially or of record, by such person as of the record date for the meeting of shareholders (if such record date shall have occurred) and as of the date of such notice;
(5)
a description of all direct and indirect compensation and other material agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Nominating Shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting jointly or in concert therewith, on the one hand, and such nominee, and his or her respective associates, or others acting jointly or in concert therewith, on the other hand;
(6)
a written consent and confirmation of intention of the nominee to act as a director of the Corporation if elected, for the entire term for which the nominee is elected, and written consent to be named as a nominee in the proxy statement and accompanying proxy card, in the form provided by the Secretary of the Corporation; and
(7)
any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act, Section 14(a) of the Exchange Act or other applicable securities laws; and
(ii)
as to the Nominating Shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(1)
the name and address of such Nominating Shareholder, as they appear on the Corporation’s securities register, and of such beneficial owner, if any, and of their respective affiliates or associates or others acting jointly or in concert therewith;

(A) the class or series and number of shares of the Corporation which are, directly or indirectly, controlled or directed by, or which are owned beneficially or of record by, such Nominating Shareholder, such beneficial owner, if any, or any of their respective affiliates or associates or others acting jointly or in concert therewith as of the record date for the meeting of shareholders (if such record date shall have occurred) and as of the date of such notice;

(B)
any instrument, agreement, understanding, security or exchange contract which is directly or indirectly, controlled or directed by, or which is owned beneficially or of record by, such Nominating Shareholder, such beneficial owner, if any, or any of their respective affiliates or others acting jointly or in concert with any of them and which is derived from any security of the Corporation or any of its principal competitors;
(C)
any proxy, contract, arrangement, understanding, or relationship pursuant to which any such Nominating Shareholder or beneficial owner, if any, has a right to vote any class or series of shares of the Corporation;
(D)
any direct or indirect interest of such Nominating Shareholder or beneficial owner, if any, in any contract arrangement, understanding or relationship with the Corporation, any affiliate of the Corporation, any of the directors or officers of the Corporation or any of its affiliates, or with the Nominating Shareholder, such beneficial owner, if any, or any of their respective affiliates or associates, or with any principal competitor of the Corporation;
(E)
in the event the Nominating Shareholder or beneficial owner, if any, alone or acting jointly or in concert with others, intends to solicit proxies in support of director nominees other than the Corporation’s nominees, a statement that such person intends to solicit, in accordance with applicable law, the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees; and
(F)
any other information that would be required to be reported on an early warning report filed with the Ontario Securities Commission or on a Schedule 13D filed with the U.S. Securities and Exchange Commission.
(iii)
any other information that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act , Section 14(a) of the Exchange Act or other applicable securities laws;
(iv)
The Corporation may require the Nominating Shareholder and/or any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of a proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee. Such other information shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the request by the Corporation has been delivered to the Nominating Shareholder and/or the proposed nominee, as applicable.
(e)
A Nominating Shareholder giving notice of any nomination or business to be considered at a meeting of shareholders shall further update in writing any required notice, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the shareholders entitled to receive notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business ten (10) days after such record date (in the case of the update required to be made as of such record date), and not later than the close of business eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (or, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). Notwithstanding the foregoing, if a Nominating Shareholder giving notice of any nomination no longer plans to solicit proxies in accordance with Section 4.1(d)(ii)(2)(E), such shareholder shall inform the Corporation of this change by delivering written notice of such change to the Secretary at the principal executive offices of the Corporation no later than two (2) business days after the occurrence of such change. For the avoidance of doubt, any information provided pursuant to this Section 4.1(e) shall not be deemed to cure any deficiencies in any notice provided by a shareholder, extend any applicable deadlines under this Section 4.1, or enable or be deemed to permit a shareholder to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business, and/or resolutions proposed to be brought before a meeting of shareholders. If any information required to be submitted by a shareholder pursuant to this Section 4.1 or in connection with an action by written consent fails to be provided or is inaccurate in any respect, such information may be deemed not to have been provided in accordance with the requirements of these By-laws.
(f)
Any Nominating Shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card colour other than white, which shall be reserved for the exclusive use by the Board of Directors of the Corporation.
(g)
No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the provisions of this Section 4.1. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.
(h)
For purposes of this Section 4.1, “Public Announcement” means disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Corporation under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com or on the Electronic Data Gathering, Analysis, and Retrieval system at www.sec.gov/edgar.shtml.
(i)
Notwithstanding any other provisions of this Section 4.1, unless otherwise required by law, (i) no Nominating Shareholder or beneficial owner, if any, on whose behalf the nomination is made, shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such Nominating Shareholder and beneficial owner, if any, has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Nominating Shareholder or beneficial owner (1) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and (2) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Nominating Shareholder or beneficial owner has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence, then the Corporation shall disregard any proxies or votes solicited for the Nominating Shareholder or beneficial owner’s director nominees. If any Nominating Shareholder or beneficial owner provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such Nominating Shareholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(j)
Notwithstanding any other provision of the By-law of the Corporation, notice given to the Secretary of the Corporation pursuant to this Section 4.1 may only be given by personal delivery or by email (at such email address as stipulated from time to time by the Secretary of the Corporation for purposes of the notice), and shall be deemed to have been given and made only at the time it is served by personal delivery or email (at the address as aforesaid) to the Corporate Secretary at the address of the registered office of the Corporation; provided that if such delivery or electronic communication is made on a day which is a non-business day or later than 5:00 p.m. (Eastern Time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next day that is a business day.
(k)
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement of this Section 4.1.

Section 5

COMMITTEES

5.1.
Committees. The Board shall, from time to time, appoint members of audit, compensation, and governance committees and such additional committees as it deems necessary and, subject to the Act, delegate to the committees such powers of the Board and assign to the committees such duties, as the Board considers appropriate.
5.2.
Composition of Committees. To the extent required by regulatory requirements applicable to the Corporation, all of the members of the audit, compensation, and governance committees shall be directors who are independent directors for the purposes of such regulatory requirements applicable to the Corporation.
5.3.
Operation of Committees. In the case of each committee, a majority of members holding office at any particular time shall constitute a quorum for the transaction of business at that time. The Board shall appoint a chair of each committee. Each committee shall meet at the call of its chair, on not less than forty-eight (48) hours’ notice to each member of the committee prior to the date on which the meeting is to be held. All acts or proceedings of any committee shall be reported to the Board at or before the next meeting thereof.

Section 6

THE TRANSACTION OF BUSINESS

6.1.
Execution of Instruments. Contracts, documents or instruments in writing requiring execution by the Corporation shall be signed by any two officers or directors, and all contracts, documents or instruments in writing so signed shall be binding upon the Corporation without any further authorization or formality. The Board is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation to sign and deliver either contracts, documents or instruments in writing generally or to sign either manually or by facsimile signature and deliver specific contracts, documents or instruments in writing. Contracts, documents or instruments in writing that are to be signed by hand may be signed electronically. The term “contracts, documents or instruments in writing” as used in this By‑law shall include deeds, mortgages, charges, conveyances, powers of attorney, transfers and assignments of property of all kinds including specifically but without limitation transfers and assignments of shares, warrants, bonds, debentures or other securities and all paper writings.
6.2.
Banking Arrangements. The banking business of the Corporation, or any part thereof, shall be transacted with such banks, trust companies or other financial institutions as the Board may designate, appoint or authorize from time to time by resolution and all such banking business, or any part thereof, shall be transacted on the Corporation’s behalf by such one or more officers and/or other persons as the Board may designate, direct or authorize from time to time by resolution and to the extent therein provided.

Section 7

DIVIDENDS

7.1.
Dividends. The Board may from time to time declare dividends payable to shareholders according to their respective rights.
7.2.
Dividend Payment. A dividend payable in money may be paid by cheque, wire transfer or any other electronic means, drawn on the Corporation’s bankers, or one of them, to the order of each registered holder of shares of a class or series in respect of which the dividend has been declared, and mailed by prepaid ordinary mail to such registered holder at the registered holder’s recorded address. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The Corporation may pay a dividend by cheque to a registered holder or to joint holders other than in the manner herein set out, if the registered holder or joint holders so request.
7.3.
Idem. The Corporation may, when so directed by a registered holder of a share in respect of which a dividend in money has been declared, pay the dividend in the manner so directed.

7.4.
Non-receipt or Loss of Dividend Cheques. In the event of non-receipt or loss of any dividend cheque by the person to whom it is sent, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt or loss and of entitlement as the Board or the Vice-President in charge of finance, or any employee delegated authority by such persons, may from time to time prescribe, whether generally or in a particular case.

Section 8

PROTECTION OF DIRECTORS AND OFFICERS

8.1.
Indemnification of Directors and Officers. The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his or her heirs and legal representatives to the extent permitted by the Act.
8.2.
Indemnity of Others. Except as otherwise required by the Act and subject to paragraph 8.1, the Corporation may from time to time indemnify and save harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, agent of or participant in another body corporate, partnership, joint venture, trust or other enterprise, against expenses (including legal fees), judgments, fines and any amount actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had reasonable grounds for believing that his or her conduct was lawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal or administrative action or proceeding that is enforced by a monetary penalty, had no reasonable grounds for believing that his or her conduct was lawful.
8.3.
Right of Indemnity Not Exclusive. The provisions for indemnification contained in the By‑law of the Corporation shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in his or her official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and legal representatives of such a person.
8.4.
No Liability of Directors or Officers for Certain Matters. To the extent permitted by law, no director or officer for the time being of the Corporation shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee or for joining in any receipt or act for conformity or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Corporation shall be placed out or invested or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person, firm or body corporate with whom or which any moneys, securities or other assets belonging to the Corporation shall be lodged or deposited or for any loss, conversion, misapplication or misappropriation of or any damage resulting from any dealings with any moneys, securities or other assets belonging to the Corporation or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his or her respective office or trust or in relation thereto unless the same shall happen by or through his or her failure to act honestly and in good faith with a view to the best interests of the Corporation and in connection therewith to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. If any director or officer of the Corporation shall be employed by or shall perform services for the Corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the Corporation, the fact of his or her being a director or officer of the Corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

Section 9

MISCELLANEOUS

9.1.
Omissions and Errors. The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting to which the notice related.
9.2.
Persons Entitled by Death or Operation of Law. Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, becomes entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom title is derived to such share prior to his or her name and address being entered on the securities register.
9.3.
Waiver of Notice. A shareholder, proxyholder, director, officer or auditor may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him or her under any provision of the Act, the regulations thereunder, the Articles or otherwise and such waiver or abridgment, whether given before, during, or after the meeting or other event of which notice is required to be given, shall cure any default or defect in the giving or in the time of such notice, as the case may be. Any such waiver or abridgment shall be in writing except a waiver of notice of a meeting of shareholders or of the Board or of a committee of the Board which may be given in any manner. Attendance at a meeting by a person shall constitute a waiver of notice of the meeting, except where such person attends such meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
9.4.
Invalidity of any Provision of this By-law. The invalidity or unenforceability of any provision of this By-law shall not affect the validity or enforceability of the remaining provisions of this By-law.

Section 10

REPEAL

10.1.
Repeal. Amended and Restated By-Law No. 1 of the Corporation adopted and confirmed by the shareholders of the Corporation on March 4, 2021 is repealed on the coming into force of this Second Amended and Restated By-Law No. 1. Such repeal shall not affect the previous operation of By-Law No. 1 of the Corporation or any of its predecessors or affect the validity of any act done or right, privilege, obligation or liability acquired or incurred under or the validity of any contract or agreement made pursuant to any such by-law prior to its repeal. All officers and persons acting under the by-law so repealed shall continue to act as if appointed by the directors under the provisions of this By-law or the Act until their successors are appointed.

APPENDIX B

IMAX CORPORATION

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the Second Amended and Restated IMAX Corporation Long Term Incentive Plan (the “Plan”) is made by IMAX Corporation, a Canadian corporation (the “Company”), effective as of the date of its approval by the shareholders of the Company at the Company's 2023 annual meeting of shareholders.

The Amendment was approved by the Board of Directors of the Company on April 4, 2023.

1.
Amendment to Section 5(a). The first sentence of Section 5(a) of the Plan is deleted and replaced with the following:

(a) IMAX LTIP Limit. Subject to adjustment in accordance with Section 13, the maximum aggregate number of Common Shares that may be issued for all purposes under the IMAX LTIP shall be 20.6 million (20,600,000) Common Shares.

2.
Amendment to Section 5(b): The first sentence of Section 5(b) of the Plan is deleted and replaced with the following:

(b) Rules Applicable to Determining Common Shares Available for Issuance. The number of Common Shares remaining available for issuance will be reduced by the number of Common Shares actually delivered upon settlement or payment of an Award.

3.
Amendment to Section 6(a): The reference to Section 6(g) in the second sentence of Section 6(a), shall instead be a reference to Section 6(h).
4.
Amendment to Section 6(h): The first sentence of Section 6(h) is deleted and replaced with the following:

(h) Repricing of Options and Stock Appreciation Rights: Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spin off, combination, or exchange of Common Shares), the terms of outstanding Awards may not be amended, without shareholder approval, to reduce the exercise price of outstanding Options or Stock Appreciation Rights, or to cancel or to replace outstanding Options or Stock Appreciation Rights in exchange for (i) cash or other property, (ii) Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights or (iii) other Awards.

5.
Continued Effect. Except as set forth herein, the Plan shall remain unchanged and in full force and effect, and the forms award agreements and any outstanding award agreements under the Plan shall effectively adopt the amendments herein, as applicable.

B-1

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold Form of Proxy - Annual and Special Meeting to be held on June 8, 2023 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 10:00 a.m., Eastern Time, on June 6, 2023. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Receive Documents Electronically To Virtually Attend the Meeting To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touchtone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can attend the meeting virtually by visiting the URL provided on the back of this document. • You can enroll to receive future securityholder communications electronically by visitingwww.investorcentre.com. 1-866-732-VOTE (8683) Toll Free If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01WEPA

Appointment of Proxyholder OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. I/We being holder(s) of securities of IMAX Corporation (the “Company”) hereby appoint: Richard L. Gelfond, or failing this person, Robert D. Lister, or failing this person, Kenneth I. Weissman (the “Management Nominees”) Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/IMAX and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an invite code to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual and Special Meeting of shareholders of the Company to be held online at https://meetnow.global/M59PVYF on June 8, 2023 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Against For Against For Against 03. Kevin Douglas 01. Gail Berman 02. Eric A. Demirian 04. Richard L. Gelfond 05. David W. Leebron 06. Michael MacMillan Fold 09. Darren Throop 08. Dana Settle 07. Steve Pamon 10. Jennifer Wong If there are more candidates nominated at the Meeting than positions available on the board of directors, then, in accordance with applicable law, “Against” shall instead be read as “Withhold”. Note: Voting Withhold is the equivalent to voting Abstain. For Withhold 2. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. Note: Voting Withhold is the equivalent to voting Abstain. Abstain For Against 3. Advisory Vote on Named Executive Officer Compensation Approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as set forth in the accompanying Proxy Circular and Proxy Statement. Note: Voting Abstain is the equivalent to voting Withhold. 3 Years Abstain 2 Years 1 Year 4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation. Note: Voting Abstain is the equivalent to voting Withhold. Abstain For Against 5. Amendments to Amended and Restated By-Law No. 1 In respect of the confirmation of amendments to Amended and Restated By-Law No. 1 of the Company as set forth in Appendix “A” to the Proxy Circular and Proxy Statement. Note: Voting Abstain is the equivalent to voting Withhold. Fold Abstain For Against 6. Amendments to Second Amended and Restated Long-Term Incentive Plan In respect of the approval of the amendments to the Second Amended and Restated Long-Term Incentive Plan of the Company as set forth in Appendix “B” to the Proxy Circular and Proxy Statement. Note: Voting Abstain is the equivalent to voting Withhold. Date Signature(s) Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. MM / DD / YY Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. AR6 IMXQ 350509 01WEQC